UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant R Filed by a Party other than the Registrant * Check the appropriate box: * Preliminary Proxy Statement * Conﬁdential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) R Deﬁnitive Proxy Statement * Deﬁnitive Additional Materials * Soliciting Material under §240.14a-12 ATLAS AIR WORLDWIDE HOLDINGS, INC. (Name of Registrant as Speciﬁed In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): R No fee required. * Fee paid previously with preliminary materials. * Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.aa | Sequence: 1 CHKSUM Content: 2799 Layout: 37681 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

LETTER TO OUR SHAREHOLDERS FROM THE BOARD OF DIRECTORS Dear Shareholders, We are pleased to invite you to attend the Annual Meeting of Shareholders on Tuesday, May 31, 2022 beginning at 2:00 p.m., Eastern Daylight Time. In light of ongoing concerns regarding the coronavirus pandemic, and to support the health and safety of our shareholders, employees, and communities, shareholders may only attend the Annual Meeting virtually. Shareholders will not be able to attend the Annual Meeting in person. Instructions on how to attend, and vote at, the Annual Meeting are described in the Proxy Statement. We look forward to your participation online or by proxy. As your Board, we welcome this opportunity to communicate with you. In stewarding your Company, we seek to achieve long-term, sustainable performance and to create value through the right business strategies, prudent risk management, effective corporate governance practices, environmental and social initiatives, effective executive compensation programs, and well-functioning talent and succession planning. We would like to highlight a few areas of signiﬁcance for the Board this past year: A Record Year 2021 was an excellent year for Atlas Air Worldwide by any measure. We reached a number of major milestones, including record block hours, revenue and earnings. Despite an operating environment that continued to be challenged by the global pandemic, we leveraged our competitive advantages to grow our position as a global leader in aviation outsourcing. We also capitalized on strong market conditions and positioned Atlas even better for the future by enhancing numerous long-term contracts with strategic customers and further diversifying our customer base. During 2021, our team of more than 4,000 pilots and ground staff leveraged our diverse ﬂeet of 747s, 777s, 767s and 737s, along with our vast global network, to provide cargo and passenger services to 300 destinations in 70 countries. The services that Atlas provides have always played a key role in the global supply chain, and the COVID-19 pandemic has further underscored the value that airfreight provides by bringing goods to market with unmatched speed and reliability. Our teams continue to step up to transport vital personal protective equipment, test kits and other medical supplies, express and e-commerce packages, manufacturing items, perishables and other daily necessities — and we remain committed to providing these essential services in a post-pandemic recovery and beyond. Atlas has a strong balance sheet, a diverse ﬂeet of aircraft, a deep roster of marquee customers and unmatched global operating capabilities. Underpinning it all is the very best team in the business that is dedicated to serving the constantly evolving needs of our customers and the rapidly changing global supply chain. Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ba | Sequence: 1 CHKSUM Content: 17875 Layout: 13984 Graphics: 43283 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Magenta, Yellow, Atlas Blue (CMYK), ~note-color 2, Black, Cyan GRAPHICS: atlas_air_4c_logo.eps V1.5

2021 Financial and Operating Highlights and Key Accomplishments In an extremely challenging operating environment, we leveraged our world-class ﬂeet and global operating capabilities to increase aircraft utilization and capitalize on strong customer demand, as well as on higher airfreight yields. As a result, we delivered record block hours, revenue and earnings in 2021. Volumes in 2021 rose to 364,061 block hours, with revenue growing to $4.03 billion and total direct contribution by our business segments increasing to $1.06 billion. Reported net income rose to $493.32 million, or $16.16 per diluted share. On an adjusted basis, EBITDA* grew to $1.07 billion and net income* increased to $551.0 million, or $18.51 per diluted share*. We also continue to take a disciplined and balanced approach to allocating capital. We are focused on maintaining a strong balance sheet, investing to grow our business and returning capital to shareholders. Consistent with our balanced approach, we announced the establishment of a new $200 million share repurchase program, which includes $100 million in accelerated share repurchases that we expect to complete by the end of the second quarter of 2022. We have improved our cash position and lowered our net leverage ratio. We also have made signiﬁcant investments in our ﬂeet, including our 747-8 and 777 aircraft orders, as well as purchasing certain of our existing 747-400Fs at the end of their leases. Our capital allocation strategy demonstrates our commitment to creating, enhancing and delivering value for our shareholders. Key developments in 2021 that we expect our business to beneﬁt from in 2022 and going forward include: • In January 2021, we ordered four new 747-8F aircraft from Boeing. We have placed all four of these new and incoming 747-8Fs under long-term agreements. We expect delivery of these leading-edge aircraft throughout 2022. • Between May and October 2021, we purchased six of our existing 747-400Fs that were formerly on lease to us. Acquiring these aircraft keeps them in our ﬂeet and ensures committed capacity to our customers. • In September 2021, we achieved a new ﬁve-year joint collective bargaining agreement with our pilots in connection with Atlas Air’s merger with Southern Air. This long-term agreement recognizes our pilots’ signiﬁcant contributions to our company and provides them with signiﬁcantly higher pay, quality of life improvements and enhanced beneﬁts. • In December 2021, we ordered four new 777-200LRF aircraft from Boeing, for which there is very strong customer demand. We expect the ﬁrst 777-200LRF to be delivered late in the fourth quarter of 2022, and the remaining three throughout 2023. • Throughout 2021, we further diversiﬁed our customer base and secured long-term customer agreements. We entered and enhanced numerous long-term agreements with strategic customers, including Cainiao, CEVA Logistics, DB Schenker, DHL, DSV, FedEx, Flexport, Geodis, HP Inc., Icelandair, Inditex, JAS, Kuehne+Nagel, SF Group and UPS. • We continued to develop Titan Aircraft Investments, the joint venture between our Titan subsidiary and Bain Capital Credit. In March 2021, the venture completed its second transaction, which was the sale-leaseback of two 767-300s to Icelandair. Additionally, in April 2022, the joint venture announced the placement of three 757-200 converted freighters on dry lease to Amerijet International, increasing its portfolio to six aircraft. Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ba | Sequence: 2 CHKSUM Content: 47246 Layout: 37418 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

In addition to securing the long-term customer agreements as noted above, we reserved and allocated capacity to take advantage of high-yielding opportunities in the global ad-hoc charter market. As we served the needs of our customers and their businesses, we were extremely proud to also support the U.S. government’s historic Afghanistan evacuation efforts. As the largest provider of airlift to the U.S. military, our teams worked tirelessly and with great compassion to aid in this signiﬁcant humanitarian mission. We transported nearly 10,000 Afghan evacuees and their families from various locations into the United States. More recently, we are grateful to be contributing to the relief efforts for the humanitarian crisis resulting from the conﬂict in Ukraine. At the request of the U.S. military, Atlas is providing troop and cargo movements to support its operations in the surrounding areas. We are also providing critical cargo capacity to organizations moving relief supplies to Ukrainian refugee sites across Eastern Europe. A Leader in Global Airfreight Atlas Air Worldwide is a strong company today, and will continue to be in the future. Our focus on express, e-commerce and fast-growing global markets, including Asia and South America, is driving robust demand for our aircraft and services, and producing outstanding ﬁnancial results. We have a formidable ﬂeet of aircraft, an unparalleled network of customers and unrivaled global operating expertise. Our companies operate the world’s largest ﬂeet of 747 freighters, along with large ﬂeets of 777s, 767s and 737s that play a key role in our customers’ operating networks and in the world’s supply chain. With the best team in the industry driving our business forward, and the guidance of our Board of Directors, Atlas Air Worldwide is strategically positioned to be a leader in the strong future of airfreight, serving the growing needs of our customers and the global supply chain. Continued Alignment of Strategy, Performance and Executive Compensation Our operating results and achievements are a reﬂection of our leadership in international aviation outsourcing, despite a challenging operating environment that continued to be meaningfully impacted by the global pandemic. Our long-term strategy is to continue to move more deeply into the faster-growing areas of global airfreight. Driving our execution of this strategy are an experienced, dedicated team of employees focused on our customers’ expectations; a modern, superior ﬂeet tailored to meet our customers’ unique needs; a broad array of value-added, global operating services; and a disciplined ﬁnancial structure. Our 2021 executive compensation programs were thoughtfully structured to motivate and retain our executives, align with our long-term strategy, drive our operational performance, and deliver outstanding ﬁnancial results. Shareholder feedback has been and will continue to be inﬂuential in shaping our governance and executive compensation programs and practices. Recent Governance Enhancements We regularly conduct ongoing reviews of our governance practices to incorporate speciﬁc feedback from shareholders and to ensure that we maintain leading practices and enhanced disclosure in our Proxy Statement and other SEC ﬁlings. As a result, we implemented several noteworthy changes since our last shareholder meeting. Among other changes, we (1) amended our Nominating and Governance Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ba | Sequence: 3 CHKSUM Content: 36573 Layout: 9183 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Committee Charter to (i) provide for the collection and review, at least annually, of the voluntary self- identiﬁed gender and racial characteristics and LGBTQ+ status of each new and continuing Director in compliance with the NASDAQ listing requirements and (ii) remove the requirement that a person have no geographic travel restrictions as a consideration for election of new and continuing Directors; (2) amended our Corporate Governance Principles to formalize the existing Director orientation and continuing education programs established and maintained by our Chief Executive Officer, General Counsel and other members of senior management; (3) amended our Audit and Finance Committee Charter to further enhance procedures to ensure the independence of the independent auditor; and (4) continued streamlining the presentation of information in our 2021 Annual Report on Form 10-K to enhance the ability of investors to efficiently review our disclosures. Continued Board Refreshment — Three New Board Members on Board Slate Our 2022 Board slate includes three new Board members. The Board and Nominating and Governance Committee have a long-standing process in place for seeking out, evaluating, and recommending potential candidates for election to the Board. Pursuant to that process, a thorough review of the skills, qualiﬁcations and tenure of our incumbent Directors, as well as the size of the Board, is undertaken in the context of our long-range strategic plan and our global airfreight and logistics business, consistent with our governance principles, and taking into account any related feedback received during shareholder outreach. The Board then reviews in detail the makeup, experience, skills, and qualiﬁcations of our then- incumbent Directors and identiﬁes areas for opportunity, including the desire to add new members with particular expertise and experience that would enhance the overall strength of our current Board and the ability of the Company to execute its long-term strategic plan. Diversity with regard to gender, race and ethnicity, background, professional experiences and perspectives are also important elements considered in the Board selection process. The results of these evaluations, and the meaningful and tangible feedback generated during shareholder outreach, are also considered by the Board and the Committee in searching for and evaluating nominees who could (1) contribute important and new areas of subject-matter expertise to the Board consistent with our growing Company and long-term strategy, and (2) strengthen the overall effectiveness of the Board. In 2022, Board candidates were found through our use of independent third-party search ﬁrms, while also considering internal Board member recommendations. Through this process, which is described in greater detail below, the Nominating and Governance Committee, with the assistance of our independent third-party search ﬁrms, has determined to recommend, and the Board to nominate, Walter G. Borst, an executive with broad, deep ﬁnancial expertise, Raymond L. Conner, who possesses extensive senior executive experience in the airline industry, and George A. Willis, who has substantial global transportation and logistics experience, for election as Directors of the Company at the Annual Meeting. Advancing Our Environmental, Social and Governance Commitment We believe that our long-term growth and success as an aviation leader will be achieved by partnering with our stakeholders to sustain and protect our natural resources, empower our employees and business partners, and demonstrate transparency and accountability through responsible corporate governance. Examples of how we strive to maintain sound business practices and long-term, sustainable strategies that are designed to promote our commitment to environmental, social, and governance (“ESG”) matters include the following, among others: • Environmental — minimize the impact of our business on the environment and partner with our customers and other stakeholders to contribute to a lower-carbon future by expanding on our strong foundation of operational initiatives, some of which include: fuel efficiencies gained from ﬂight planning and best practices protocals developed by ﬂight, ground and maintenance teams, converting service vehicles to hybrid and electric and reducing waste and improving recycling rates across all operations; and continuing our active role with peer and industry groups to advocate for investments in infrastructure (e.g., The Next Generation Air Transportation System (NextGEN)) and incentives for the production and use of sustainable aviation fuel (SAF) Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ba | Sequence: 4 CHKSUM Content: 49833 Layout: 41975 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

• Social — foster engagement between our Executive and Employee Diversity, Equity and Inclusion (“DEI”) Councils, Employee Resource Groups, and employees, building on our culture of treating each other, our customers and the communities we serve with respect; help build the aviation talent pipeline through collaboration with schools and programs that encourage science, technology, engineering and mathematics (“STEM”) learning, from young learners through to college and technical school graduates; and act with compassion when responding to global disasters and conﬂicts • Governance — prioritize our shareholders while actively ensuring the needs of our other stakeholders are appropriately addressed — for example, earning trust and support by maintaining the highest level of legal and ethical conduct by our employees, maintaining practices and policies that create a diverse and respectful environment for our globally situated employees and reward them for their hard work, ingenuity and creativity Please see the section titled “Environmental, Social and Governance” for a discussion of the various ways we address these key areas of focus, which we view as an important part of our business. We look forward to our continued dialogue with you and welcome your feedback as we execute our strategy and focus on sustainable, long-term value creation. Please feel free to share your thoughts or concerns with us. Communications may be addressed to the Board in care of the Office of the Secretary, Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577, or e-mailed to corporate.secretary@atlasair.com. We value your input and thank you for your investment and ongoing support. Duncan J. McNabb, Chairman Timothy J. Bernlohr Charles F. Bolden, Jr. John W. Dietrich Beverly K. Goulet Bobby J. Griffin Carol B. Hallett Sheila A. Stamps John K. Wulff Carol J. Zierhoffer * Adjusted EBITDA, adjusted net income and adjusted diluted earnings per share are non-GAAP measures. A reconciliation to the most directly comparable GAAP measures may be found on Page 48 and Page 49 of our 2021 Annual Report on Form 10-K, included with our Annual Report to Shareholders. Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ba | Sequence: 5 CHKSUM Content: 21475 Layout: 20923 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

To be held on May 31, 2022 We will hold the 2022 Annual Meeting of Shareholders of Atlas Air Worldwide Holdings, Inc., a Delaware corporation, on Tuesday, May 31, 2022, at 2:00 p.m., Eastern Daylight Time. The Annual Meeting will be held online, accessed through the site https://meetnow.global/MDHXGHK, to consider and act upon the following proposals: 1. To elect a Board of Directors to serve until the 2023 Annual Meeting of Shareholders or until their successors are elected and qualiﬁed; 2. To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting ﬁrm for the Company for the ﬁscal year ending December 31, 2022; 3. To hold an advisory vote to approve the compensation of the Company’s Named Executive Officers; and 4. To transact such other business, if any, as may properly come before the meeting and any adjournments thereof. The foregoing matters are described in more detail in the Proxy Statement that is attached to this notice. Only shareholders of record at the close of business on April 5, 2022, which date has been ﬁxed as the record date for notice of the Annual Meeting of Shareholders, are entitled to receive this notice and to vote at the meeting and any adjournments thereof. In light of ongoing concerns regarding the coronavirus pandemic, and to support the health and safety of our shareholders, employees, and communities, shareholders may only attend the Annual Meeting virtually. Shareholders will not be able to physically attend the Annual Meeting. Shareholders of record and beneﬁcial shareholders who have registered in advance may attend the virtual Annual Meeting, vote and submit questions pertinent to Annual Meeting matters. See “Attending the Annual Meeting,” “Submitting a Question at the Annual Meeting” and “Voting at the Annual Meeting” for additional information. To ensure your representation at the Annual Meeting, we urge you to complete, sign and date your proxy card and return it in the postage prepaid envelope provided for that purpose. The Proxy Statement accompanying this notice describes each of the items of business listed above in more detail. The accompanying Proxy Statement includes further information about how to attend the Annual Meeting online, vote your shares online at the Annual Meeting, and submit questions online during the Annual Meeting. Please read this information carefully. By Order of the Board of Directors, ADAM R. KOKAS Executive Vice President, General Counsel and Secretary April 15, 2022 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2022 This Proxy Statement and the AAWW 2021 Annual Report are available for downloading, viewing and printing at https://www.ezodproxy.com/atlasair/2022. Notice of 2022 Annual Meeting of Shareholders Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ba | Sequence: 6 CHKSUM Content: 45331 Layout: 19418 Graphics: 50813 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: adam_r_kokas_k_sig.eps V1.5

PROXY SUMMARY Overview of the Business We are a leading global provider of outsourced aircraft and aviation operating services. We operate the world’s largest ﬂeet of 747 freighters and provide customers a broad array of 747, 777, 767, and 737 aircraft for domestic, regional and international cargo and passenger operations. Our ﬂeet total at 2021 year end was 108 aircraft. We provide unique value to our customers by giving them access to a wide range of modern, efficient aircraft, combined with outsourced aircraft operating services that we believe lead the industry in terms of quality and global scale. We operated over 67,000 ﬂights serving 300 destinations in 70 countries in 2021, reﬂecting our far-reaching global scale and scope. Our customers include express delivery providers, e-commerce retailers, the U.S. Military Air Mobility Command, charter brokers, freight forwarders, direct shippers, airlines, manufacturers, sports teams and fans, and private charter customers. We provide global services with operations in Africa, Asia, Australia, Europe, the Middle East, North America, and South America. Our worldwide network and the diversity of our ﬂeet enable us to keep global supply chains and our customers’ operating networks moving. We are proud that we have been able to play an important role in facilitating the movement of essential goods around the world throughout the pandemic, and grateful that our company provides a service that is helping to support COVID-19 relief efforts. As we work toward a post-pandemic recovery, we remain committed to moving vital personal protective equipment (“PPE”), test kits and other medical supplies, express and e-commerce packages, manufacturing items, perishables and other daily necessities, with the safety, speed and reliability that only airfreight can provide. i PROXY SUMMARY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ca | Sequence: 1 CHKSUM Content: 57181 Layout: 30803 Graphics: 24932 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_overview_fpo_4c_flow.eps V1.5

2021 Performance Highlights 2021 Financial and Operating Highlights and Key Accomplishments In an extremely challenging operating environment, we leveraged our world-class ﬂeet and global operating capabilities to increase aircraft utilization and capitalize on strong customer demand, as well as on higher airfreight yields. As a result, we delivered record block hours, revenue and earnings in 2021. Volumes in 2021 rose to 364,061 block hours, with revenue growing to $4.03 billion and total direct contribution by our business segments increasing to $1.06 billion. Reported net income rose to $493.32 million, or $16.16 per diluted share. On an adjusted basis, EBITDA* grew to $1.07 billion and net income* increased to $551.0 million, or $18.51 per diluted share*. Key developments in 2021 that we expect our business to beneﬁt from in 2022 and going forward include: • In January 2021, we ordered four new 747-8F aircraft from Boeing. We have placed all four of these new and incoming 747-8Fs under long-term agreements. We expect delivery of these leading-edge aircraft throughout 2022. • Between May and October 2021, we purchased six of our existing 747-400Fs that were formerly on lease to us. Acquiring these aircraft keeps them in our ﬂeet and ensures committed capacity to our customers. • In September 2021, we achieved a new ﬁve-year joint collective bargaining agreement with our pilots in connection with Atlas Air’s merger with Southern Air. This long-term agreement recognizes our pilots’ signiﬁcant contributions to our company and provides them with signiﬁcantly higher pay, quality of life improvements and enhanced beneﬁts. • In December 2021, we ordered four new 777-200LRF aircraft from Boeing, for which there is very strong customer demand. We expect the ﬁrst 777-200LRF to be delivered late in the fourth quarter of 2022, and the remaining three throughout 2023. • Throughout 2021, we further diversiﬁed our customer base and secured long-term customer agreements. We entered and enhanced numerous long-term agreements with strategic customers, including Cainiao, CEVA Logistics, DB Schenker, DHL, DSV, FedEx, Flexport, Geodis, HP Inc., Icelandair, Inditex, JAS, Kuehne+Nagel, SF Group and UPS. • We continued to develop Titan Aircraft Investments, the joint venture between our Titan subsidiary and Bain Capital Credit. In March 2021, the venture completed its second transaction, which was the sale-leaseback of two 767-300s to Icelandair. Additionally, in April 2022, the joint venture announced the placement of three 757-200 converted freighters on dry lease to Amerijet International, increasing its portfolio to six aircraft. In addition to securing the long-term customer agreements as noted above, we reserved and allocated capacity to take advantage of high-yielding opportunities in the global ad-hoc charter market. ii PROXY SUMMARY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ca | Sequence: 2 CHKSUM Content: 8517 Layout: 11417 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

As we served the needs of our customers and their businesses, we were extremely proud to also support the U.S. government’s historic Afghanistan evacuation efforts. As the largest provider of airlift to the U.S. military, our teams worked tirelessly and with great compassion to aid in this signiﬁcant humanitarian mission. We transported nearly 10,000 Afghan evacuees and their families from various locations into the United States. Continued Growth Opportunities Our 2021 ﬁnancial and operating results illustrate the resiliency of Atlas’ diversiﬁed business model, and our ability to deliver strong earnings and free cash ﬂow even in a challenging environment. Despite current market obstacles, we see continuing opportunity for long-term growth in our key markets, fueled by demand for dedicated international airfreight capacity, robust e-commerce and express growth, and an expanding global middle class. Further globalization will require expansive and time-deﬁnite air networks to facilitate the domestic, regional, and international ﬂow of goods. While directing our operating platforms and our ﬂeet during 2021, we continued to maintain a lean management structure. In addition, we continued to execute on strategic initiatives to diversify our business mix, generate cost savings through operating efficiencies and other continuous improvement initiatives, and enhance our portfolio of assets and services. Our actions continue to position us to capitalize on both near- and long-term market opportunities. 2021 Performance Highlights * Adjusted EBITDA, adjusted net income and adjusted diluted earnings per share are non-GAAP measures. A reconciliation to the most directly comparable GAAP measures may be found on Page 48 and Page 49 of our 2021 Annual Report on Form 10-K, included with our Annual Report to Shareholders. Providing our customers with modern, fuel-efficient aircraft has been a long-standing focus at Atlas Air Worldwide. In January 2021, we were excited to announce that we ordered four new 747-8Fs from Boeing, which we expect to be delivered throughout 2022. All four of these new 747-8Fs have been placed with customers under long-term agreements. In December 2021, we ordered four new 777-200LRFs from Boeing. We expect the ﬁrst 777F to be delivered late in the fourth quarter of 2022, and the remaining 2021 Total Shareholder Return (“TSR”) up ~73% Entered and Enhanced Numerous Long-Term Customer Agreements (747 and 777 Operations) Reported/Adjusted Net Income $493.3/$551.0 million* Adjusted EBITDA $1.1 Billion* Reported/Adjusted Diluted EPS $16.16/18.51* Prudent Fleet Management (Acquired Six Existing 747-400Fs Off Lease; Ordered Four New 747-8Fs and Four New 777- 200LRFs) Growth Initiatives, Express/e-Commerce Alignment Provide Secure Revenue and Earnings Streams Focused on Fast- Growing Global Airfreight Markets Investing to Drive Strong Returns in the Years Ahead iii PROXY SUMMARY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ca | Sequence: 3 CHKSUM Content: 3355 Layout: 10865 Graphics: 10632 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Cyan, Magenta, Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: 3499-1_perf_high_4c_flow.eps V1.5 three throughout 2023. Acquiring these new aircraft underscores our conﬁdence in the demand for dedicated widebody freighters, and provides strong returns for our company in the years ahead. These investments also further our commitment to environmental stewardship through the reduction of aircraft emissions, resource consumption and noise. Disciplined and Balanced Capital Allocation Strategy We continue to take a disciplined and balanced approach to allocating capital. We are focused on maintaining a strong balance sheet, investing to grow our business and returing capital to shareholders. Consistent with our balanced approach, we announced the establishment of a new $200 million share repurchase program, which includes $100 million in accelerated share repurchases that we expect to complete by the end of the second quarter of 2022. We have improved our cash position and lowered our net leverage ratio. We also have made signiﬁcant investments in our ﬂeet, including our 747-8 and 777 aircraft orders, as well as purchasing certain of our existing 747-400Fs at the end of their leases. Our capital allocation strategy demonstrates our commitment to creating, enhancing and delivering value for our shareholders. 2021 Capital Allocation Actions: • Ordered four new 747-8F aircraft from Boeing, with delivery expected throughout 2022. We funded all pre-delivery payments for these four 747-8Fs utilizing cash on hand • Acquired six of our existing 747-400Fs that were previously on lease to us utilizing cash on hand • Ordered four new 777-200LRF aircraft from Boeing. The ﬁrst 777-200LRF is expected to be delivered late in the fourth quarter of 2022, with the other three expected to be delivered throughout 2023 • Increased our cash and cash equivalents and restricted cash to $921.0 million at year-end 2021 from $856.3 million at year-end 2020 • Paid $542.6 million of debt and ﬁnance lease obligations • Amended and extended previous three-year $200.0 million revolving credit facility into a new four- year $250.0 million revolving credit facility • Secured $180.0 million from the reﬁnancing of term loans on two Boeing 747-8F aircraft • Secured $32.8 million of ﬁnancing related to GEnx-engine performance-upgrade kits and overhauls An Update on our Response to COVID-19 The COVID-19 pandemic has continued to challenge all of us — businesses large and small, local and national governments, families and individuals — in ways few of us could have imagined. As the global pandemic continued, we swiftly took action to support our employees, customers, partners and communities. iv PROXY SUMMARY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ca | Sequence: 4 CHKSUM Content: 6332 Layout: 23302 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Since the onset of the COVID-19 pandemic, we have taken an integrated approach to helping our employees, all of whom are essential employees, manage their work and personal responsibilities, with a strong focus on employee well-being, health and safety and by providing enhanced access to mental health and ﬁnancial wellness resources. In an effort to keep our employees connected, we also were dedicated to our employees’ work ﬂexibility. The Company, our Board, and our management team also took the following steps, which were integral to ensuring the safety of our employees and our communities: • Maintained a Coronavirus Task Force that developed action plans to ensure the effective management of risks • Maintained a COVID-19 policy manual that allows our employees to access up-to-date guidance policies and procedures • Held frequent CEO-led global employee Town Hall meetings and regular employee communications to keep our employees informed about how we were actively managing the COVID-19 crisis • Provided all COVID-19 related healthcare at no cost to employees • Implemented a free COVID-19 testing program for employees and their families, including antibody testing and a Home Testing Program • Maintained enhanced cleaning protocols for our aircraft and our ground and ﬂight operations • Arranged for remote working for certain groups of employees and developed plans for a partial return to the workplace based on local conditions • Maintained a proactive contact tracing policy • Issued frequent guidance on the availability and use of PPE, as well as provide complimentary masks to all employees and their families • Approved facility for the administration of vaccines to employees and their families • Delivered critical medical support in the United States and abroad • Partnered with U.S. Department of State for repatriation missions and FEMA for relief missions Our ESG Priorities We believe that actively engaging in ESG matters is critical to the long-term success of our company and beneﬁts all of our stakeholders. We advanced our efforts throughout 2021, building upon a number of achievements over recent years, which included a formalized ESG Policy, the creation of an ESG Steering Council and the addition of ESG oversight to the Nominating and Governance Committee Charter. v PROXY SUMMARY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ca | Sequence: 5 CHKSUM Content: 32487 Layout: 38661 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Our ESG strategy has enabled us to more clearly deﬁne our ESG priorities, organized by four pillars: Environmental stewardship is a priority for us and our customers. For over 15 years, our FuelWise program has driven improvements in fuel efficiencies and the development of best practices that reduce our environmental impact. In addition, we’ve continued to expand our capabilities to track and store data on our ﬂeet’s fuel efficiency. In January 2022, we announced our intention to purchase four new 777 freighters, with the ﬁrst expected to be delivered in November 2022. Atlas’ investment in these new 777s underscores the company’s ongoing commitment to environmental stewardship through the reduction of aircraft emissions, resource consumption and noise. We collaborate with customers to improve efficiencies and to decrease environmental impact, which includes, in some instances, procurement of sustainable aviation fuel. As part of our commitment to diversity, equity and inclusion, in 2021 our Employee and Executive DEI Councils continued their work to guide the organization on priorities such as employee empowerment, learning and development, external advocacy, communication, and accountability and achievement. Our Nominating & Governance Committee enhanced its Charter to assume speciﬁc oversight responsibility for our environmental and sustainability practices. During 2021, this Committee received regular updates on ESG matters, including future ESG reporting recommendations and a roadmap for implementation, including the development of our next ESG report, which is scheduled to be published in May of 2022 and will include select SASB and TCFD disclosures. The Committee’s Charter further provides that diversity (including age, gender, race, and ethnicity) should be a factor in assessing the Board’s core competencies as a whole and when reviewing candidates for the Board, thus forming an integral part of the Board’s refreshment process. Our Priorities RESPONSIBLE BUSINESS GROWTH Corporate Governance Ethics and Integrity Compliance Data Privacy and Cybersecurity Public Policy Advocacy Aircraft Emissions Aircraft Noise Resource Consumption Employee Experience Safety & Security Labor Relations Community Impact & Philanthropy Global Prosperity » » » » » » » » » » » » » Our ESG Vision Through responsibility, transparency and compliance, Atlas Air Worldwide’s ESG Vision is to be an aviation Industry leader that partners with our stakeholders to foster economic and social progress while safeguarding the environment. Stake h olders R E S P O N S IB L E B U SINESS GROWTH ENVIRONMENTAL STE W A R D S H IP S O C I A L IM P A C T & C O M M UNITY ENGAGEMENT C AREER, CULTURE & EQUITY F O R O U R P E O P L E ENVIRONMENTAL STEWARDSHIP CAREER, CULTURE & EQUITY FOR OUR PEOPLE SOCIAL IMPACT & COMMUNITY ENGAGEMENT Atlas Air Worldwide’s ESG Strategy vi PROXY SUMMARY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ca | Sequence: 6 CHKSUM Content: 27973 Layout: 3070 Graphics: 20180 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_prior_pms_pie.eps V1.5

As a leader in international aviation outsourcing, AAWW has the opportunity to be a powerful contributor to economic and social progress, connecting people and goods to markets all over the world. We are committed to caring for the world we carry, and will do so with oversight of ESG topics that are a priority in the industry, for stakeholders and the communities we serve. Shareholder Outreach, Engagement and Responsiveness We have engaged in extensive ongoing shareholder outreach on our governance, executive compensation, and other environmental and sustainability matters for almost a decade to better understand our shareholders’ perspectives and consider ideas for improvements to, among other things, our corporate governance, sustainability, and executive compensation practices, as well as our business strategy and performance, capital allocation strategy, and public disclosures. This year, our outreach program has targeted shareholders representing almost 60% of our outstanding shares. We were able to establish a dialogue with our newer shareholders, and maintain a dialogue with those with whom we have built long-standing relationships. Based on the relationships we have solidiﬁed over the years, certain of our institutional shareholders provided positive feedback without the desire for a formal meeting. During all shareholder outreach meetings, we sought input on our overall executive pay programs, as well as various topics of expressed shareholder interest. In addition, we discussed some of the signiﬁcant changes made to our 2021 compensation program due to the impact of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) compensation-related regulations (as described below). We received many supportive and positive comments on the Company’s direction (both from a business growth and governance perspective), and have made meaningful changes over the past several years to our governance, executive compensation, and environmental disclosure practices in response to insights gained during these discussions. Summary of Recent Key Messages and Actions Related to Shareholder Outreach Topics Discussed How We Addressed • No equity awards were granted to executives in 2021 • Compensation earned by our CEO and COO during the limitation period set forth in the CARES Act was meaningfully impacted because the CARES Act limits were required to be calculated based on their pre-promotion compensation levels • No time-based Long Term Incentive (“LTI”) awards were granted in 2021 • 2021 LTI grant to executives, including our named executive officers (“NEOs”), was entirely performance based, cash-settled awards with extended performance periods Impact to our 2021 Compensation Program due to the CARES Act • With our new Board slate, our Board will be 60% diverse, with 30% gender diversity and 40% racial and ethnic diversity • Two of our Board members have served for over 15 years and are not standing for re-election • In 2021 there were Committee Chair and membership rotations Board Composition and Refreshment vii PROXY SUMMARY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ca | Sequence: 7 CHKSUM Content: 18838 Layout: 61746 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Topics Discussed How We Addressed We conduct regular reviews of our governance, broader ESG, and executive compensation practices to ensure that we maintain leading practices and provide enhanced disclosure in our Proxy Statement and other SEC ﬁlings. We have also worked to expand and enhance our public disclosure around additional topics of interest to our shareholders during these discussions. • Discussed the Nominating and Governance Committee’s enhanced oversight responsibility for our environmental and sustainability practices, which included quarterly reports from management regarding such matters • Development of our third ESG Report, which will include related metrics and goals, and enhanced disclosure alighned with leading disclosure standards — Sustainability Accounting Standards Board (“SASB”) and Task Force on Climate-related Financial Disclosures (“TCFD”) ESG/Sustainability • We added DEI as an individual performance objective for our NEOs under our short-term incentive plan • Empowering Executive and Employee DEI Councils and new employee resource groups to help promote and drive our Company’s DEI initiatives and programs • We became a signatory to the CEO Action for Diversity and Inclusion Pledge Diversity, Equity and Inclusion • We maintain a relative TSR modiﬁer for our performance LTI with a thoughtful broad comparator group. We do not provide for upward modiﬁcation in the event the absolute TSR is negative (even if the relative TSR performance achieved would have provided for an upward adjustment) Favorability of Relative LTI Metrics • Our Compensation Committee together with its independent compensation consultant, the Committee’s outside counsel, and Company management monitors and reviews our executive compensation programs to ensure there are limited potential sources of material risk within the programs’ design and administration • The Compensation Committee’s independent compensation consultant performs an annual comprehensive risk assessment, which determined that due to the structure and administration of the Company’s compensation programs, such programs are appropriately balanced and do not promote imprudent or excessive risk-taking Compensation Structure to Limit Inappropriate Risk-Taking viii PROXY SUMMARY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ca | Sequence: 8 CHKSUM Content: 63254 Layout: 56095 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

The diagram below represents our ongoing shareholder outreach process. Compensation Program that Aligns Pay and Performance Our compensation programs are designed to drive achievement of our business strategies and to provide competitive opportunities. Accordingly, achievement of most of those opportunities depends on the attainment of certain performance goals tied to Company performance. Our compensation programs are designed to provide compensation that: 1. Attracts, motivates and retains high-performing executives, in particular during the global “war for talent” 2. Provides performance-based incentives to reward achievement of short- and long-term business goals and strategic objectives, which align with our operating plan, while recognizing individual contributions 3. Aligns the interests of our executives with those of our shareholders, including by placing more than 83% of our CEO’s target 2021 total compensation opportunity at-risk, as all 2021 long-term incentives were performance-based In making compensation decisions for 2021, the Compensation Committee considered our operating strategy and goals, as well as the executive compensation restrictions and limitations set forth in the CARES Act, as more fully described in the Compensation Discussion and Analysis. ....and taken into consideration as the Board contemplates any changes to our corporate governance and compensation programs, communications and disclosures ....to communicate on key topics including: • Business Strategy and Performance • Role in the Global Supply Chain • Corporate Governance • Executive Compensation • Environmental, Sustainability, and Social Matters • Public Disclosures AAWW’s Shareholder Outreach and Engagement Process Up to two times a year, outreach to holders of ~60% of outstanding shares ....with shareholder input reported back to the relevant Board committees and full Board ix PROXY SUMMARY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ca | Sequence: 9 CHKSUM Content: 38536 Layout: 56565 Graphics: 42769 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_outreach_4c_flow.eps V1.5

We believe that the Company’s 2021 performance metrics are important to our shareholders, and are generally in line with the metrics used in our incentive plans in 2020: * We use Adjusted Net Income (“ANI”) in assessing the performance of the Company’s ongoing operations and in planning and forecasting future periods. ANI excludes certain noncash income and expenses and items impacting year-over-year comparisons of our results, providing useful information in evaluating our annual ﬁnancial results. In addition, as a result of outstanding warrants, our diluted shares outstanding ﬂuctuate as a function of our share price throughout the year, making an absolute metric such as ANI more useful for our investors and analysts than a per-share metric. On-Time Performance Based Performance Cash Strong, Well-Balanced Corporate Governance Practices Corporate Governance Highlights We have an abiding commitment to good governance as illustrated by the following practices: P Separate CEO and Board Chairman structure P Demonstrated commitment to Board refreshment, which has resulted in the addition of three new highly-qualiﬁed nominees for election to the Board at the Annual Meeting P Robust Board recruitment process through utilization of composition study and Board skills criteria matrix P Recent rotation of Board and Committee Chair positions and Committee composition Short-Term Incentives Company Performance Metric NEO Performance Metric Adjusted Net Income* Adjusted Net Income On-Time Performance / Customer service reliability – Stringent standards specified under customer contracts Customer On-Time Performance Company Business Plan and Strategic Initiatives Individual Performance Objectives (based heavily on the Company’s Business Plan and Corporate Strategic Initiatives) Long-Term Incentives – Two Types of Performance Cash Awards Traditional Performance Based Award EBITDA Growth EBITDA Growth Return on Invested Capital Return on Invested Capital Total Shareholder Return (“TSR”) Relative TSR Stringent on-time standards specified under customer contracts Customer OTP x PROXY SUMMARY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ca | Sequence: 10 CHKSUM Content: 18919 Layout: 53544 Graphics: 17770 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_ontime_pms_flow.eps, 3499-1_ann_incent_pms_flow.eps V1.5

P Enhanced Board diversity disclosure P Board oversight of general ESG initiatives, with the Nominating and Governance Committee overseeing environmental and sustainability matters under its Charter P Annual review of corporate governance instruments to ensure they reﬂect leading practices P Annually elected directors P Highly qualiﬁed, diverse Board with deep industry, ﬁnancial, and cybersecurity experience P Majority voting for the election of directors with a resignation policy P 100% independent Audit and Finance, Compensation and Nominating and Governance Committees P Regular executive sessions of the independent Directors P Active shareholder engagement program P Overboarding policy in place for Directors regarding public company boards and committees P Regular Director Skills Assessment P Meaningful share ownership guidelines for Directors and Officers P Proxy access available to three year, 3% shareholders for up to 20% of Board P Clear and comprehensive Corporate Governance Principles P Clawback policy that applies to short-term incentives P Annual “Say-on-Pay” vote P Anti-hedging/anti-pledging policies for Directors, Officers and employees Shareholders should note that while the Board does not follow formal age and tenure policies, it is the Board’s current expectation that Chairs (Board and Committees) will generally serve from three-to-ﬁve years and that members of the Board will generally serve 10-to-12 years, but not more than 12-to-15 years. Both the Board and the Nominating and Governance Committee review Board and Committee composition, tenure, refreshment, and rotation matters on a regular basis. In 2021, the Committee Chairs and Committee membership were refreshed. In addition, two members of our Board, each of whom have served on the Board for over 15 years, will not stand for re-election in 2022. Director Leadership Highlights Board Retirements and New Board Slate. We have made signiﬁcant and meaningful progress to refresh the leadership and composition of our Board for the long-term. As described in detail below, Mr. Bernholr, Ms. Hallett and Mr. Wulff will be retiring from the Board at the time of the Annual Meeting. Walter G. Borst, an executive with broad, deep ﬁnancial expertise, Raymond L. Conner, who possesses extensive senior executive experience in the airline industry, and George A. Willis, who has substantial global transportation and logistics experience, are nominees for election to the Board, and are expected to replace Mr. Bernholr, xi PROXY SUMMARY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ca | Sequence: 11 CHKSUM Content: 2930 Layout: 29495 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Ms. Hallett and Mr. Wulff as Directors. Independent third-party search ﬁrms assisted our Nominating and Governance Committee, a special Board search committee, and the full Board in assembling a diverse pool of well-qualiﬁed candidates to ﬁll the open Board positions as of the time of the Annual Meeting, further utilizing the board skills criteria matrix created in 2021 to help guide our Board recruitment. See below for additional information regarding our Board refreshment efforts. Board Skills, Qualiﬁcations and Diversity. The charts on diversity, tenure, skills and qualiﬁcations appearing below assume that all Director nominees are elected as Directors at the Annual Meeting. Board and Committee Oversight of Risk The Board is responsible for overseeing management in the execution of its responsibilities and for monitoring and assessing AAWW’s approach to risk management throughout the organization and business. The Board exercises these responsibilities regularly as part of its meetings and also through the Board’s three Committees, each of which examines various components of enterprise risk as part of their responsibilities. AAWW’s enterprise risk management framework and processes are reviewed STRONG DIVERSITY ACTIVE BOARD REFRESHMENT Strategic Planning 10 10 6 8 8 8 7 7 6 7 7 5 5 3 9 9 Public Company Board Experience Global Operations Corporate Governance Legal, Regulatory & Government Affairs Current or Previous Senior Executive Experience Transportation & Security Mergers & Acquisitions Supply Chain & Procurement Capital Structure International Trade Civil & Governmental Aviation Finance, Accounting & Risk Management Cybersecurity & Information Technology Sales & Marketing Military Affairs Board Skills & Qualifications # Directors Gender and Ethnic Diversity 30% gender diversity; 3 female Directors Director Tenure < 5 Years ≥ 10 Years 7 directors 5-9 Years 2 directors 1 director 40% racially & ethnically diverse; 4 Directors who are an Underrepresented Minority 60% xii PROXY SUMMARY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ca | Sequence: 12 CHKSUM Content: 38352 Layout: 29473 Graphics: 36768 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_strongdiv_pms_pie.eps V1.5 regularly. The table below provides a high-level overview of the Board’s and each Committee’s oversight of risk. Additional details regarding the Board’s oversight of the Company’s risk-mitigation process can be found on page 26. Board of Directors Nominating and Governance Audit and Finance Committee Compensation Committee Committee AAWW’s management is responsible for assessing and managing AAWW’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. P Governance structure and processes P Shareholder matters P Board refreshment P Environmental and sustainability matters P Executive compensation policies and practices P Succession planning P Human capital management P Pilot proﬁt sharing P Financial statement integrity and reporting P Legal, regulatory and compliance P Litigation and disputes P Hotline and whistleblower P Internal controls P Financing, liquidity, and other balance sheet initiatives P Capital structure P Safety and security P Business resiliency, disaster recovery, insurance, and risk P Cybersecurity and information technology P FCPA, anti-corruption and other key compliance matters P Human capital and diversity, equity and inclusion P Strategic planning and business model design xiii PROXY SUMMARY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.ca | Sequence: 13 CHKSUM Content: 43722 Layout: 38292 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

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TABLE OF CONTENTS Page General Information 1 About the Annual Meeting 3 Record Date and Voting Securities 3 Quorum, Vote Required 3 Attending the Virtual Annual Meeting 4 Submitting a Question at the Virtual Annual Meeting 5 Voting at the Virtual Annual Meeting 5 Technical Questions 6 Replay of the Virtual Annual Meeting 6 Proposal No. 1 – Election of Directors 7 Director Core Competencies 8 Nominees for Director 12 Corporate Governance, Board and Committee Matters 22 Board Leadership Structure 22 Board Effectiveness and Annual Assessment 23 Board Refreshment and Evaluation 24 Board Oversight of Strategy 26 Board Oversight of Risk-Mitigation Process 26 Director Independence 28 Active and Engaged Board 30 Executive Sessions 31 Communications with the Board 31 Environmental, Social and Governance 32 Code of Ethics and Employee Handbook 35 Anti-Hedging and Anti-Pledging Policies 35 Compensation of Nonemployee Directors 35 Board and Committee Information 38 Nominating and Governance Committee 38 Audit and Finance Committee 40 Compensation Committee 41 TABLE OF CONTENTS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 1 CHKSUM Content: 59029 Layout: 11745 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

Page Compensation Discussion and Analysis 45 Business Overview 46 Overview of the CARES Act and Related 2021 Executive Compensation Matters 47 Executive Compensation Philosophy and Objectives 48 Discussion of Our Compensation Program 55 Peer Group 67 Other Elements of Compensation 69 Compensation Committee Report 71 Compensation Tables and Explanatory Notes 72 Pay Ratio 85 Proposal No.2–Ra tiﬁcation of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2022 87 Proposal No.3–Ad visory Vote to Approve the Compensation of Our Named Executive Officers 89 Stock Ownership 91 Beneﬁcial Ownership Table 91 Delinquent Section 16(a) Reports 93 Certain Relationships and Related Person Transactions 93 Deadline for Receipt of Shareholder Proposals to be Presented at the 2023 Annual Meeting 94 Shareholder Proposals to Be Included in Our 2023 Proxy Statement 94 Proxy Access Notice Procedures 94 Advance-Notice Procedures 94 Additional Information 95 Shares Registered in the Name of a Bank, Broker or Nominee 95 Broker Non-Votes 95 Revocability of Proxies 95 Proxy Solicitation 96 Proxy Tabulation 96 Separate Voting Materials 96 List of Shareholders 96 Additional Copies of Annual Report 96 Limited Voting by Foreign Owners 97 Extent of Incorporation by Reference of Certain Materials 97 Other Matters 98 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement TABLE OF CONTENTS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 2 CHKSUM Content: 30118 Layout: 30972 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

GENERAL INFORMATION Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 1 ATLAS AIR WORLDWIDE HOLDINGS, INC. 2000 Westchester Avenue Purchase, New York 10577 May 31, 2022 GENERAL INFORMATION This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Atlas Air Worldwide Holdings, Inc., a Delaware corporation (“AAWW” or the “Company”), for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held in a virtual format on Tuesday, May 31, 2022, at 2:00 p.m., Eastern Daylight Time, and at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be held online, accessed through the site https://meetnow.global/MDHXGHK. It is expected that this Proxy Statement and the accompanying proxy will ﬁrst be mailed or delivered to shareholders beginning on or about April 20, 2022. Proxies may be solicited in person, by telephone or by mail, and the costs of such solicitation will be borne by AAWW. THE COMPANY AAWW is a leading global provider of outsourced aircraft and aviation operating services. We operate the world’s largest ﬂeet of 747 freighters and provide customers with a broad array of 747, 777, 767 and 737 aircraft for domestic, regional and international cargo and passenger operations. AAWW is a holding company with a wholly owned operating subsidiary, Atlas Air, Inc. (“Atlas”). We also have a 51% economic interest and a 75% voting interest in Polar Air Cargo Worldwide, Inc. (“Polar”). In addition, we are the parent company of several wholly owned subsidiaries related to our dry leasing services (collectively referred to as “Titan”). Except as otherwise noted, AAWW, Atlas and Titan (along with all other entities included in AAWW’s consolidated ﬁnancial statements) are collectively referred to herein as the “Company,” “AAWW,” “we,” “us,” or “our.” We currently have the following two operating and reportable segments: Airline Operations. The core of our business is generally providing cargo aircraft outsourcing services to customers through the following services: • ACMI (Aircraft, Crew, Maintenance, and Insurance): We provide outsourced cargo and passenger aircraft operating solutions, including the provision of an aircraft, crew, maintenance and insurance, while customers assume fuel, demand and price risk. In addition, customers are generally responsible for landing, navigation and most other operational fees and costs. PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 3 CHKSUM Content: 52227 Layout: 57166 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

• CMI (Crew, Maintenance, and Insurance): We also provide outsourced cargo and passenger aircraft operating solutions, generally including the provision of crew, line maintenance and insurance, but not the aircraft. Customers assume fuel, demand and price risk, and are responsible for providing the aircraft (which they may lease from us) and generally responsible for heavy and non-heavy maintenance, landing, navigation and most other operational fees and costs. • Charter: We provide cargo and passenger aircraft charter services to customers. The customer generally pays a ﬁxed charter fee that includes fuel, insurance, landing fees, navigation fees and most other operational fees and costs. Most arrangements provide us with guaranteed minimum revenues at predetermined rates, levels of operation and deﬁned periods of time. ACMI, CMI and long-term Charter contracts generally provide a predictable annual revenue and cost base by minimizing the risk of ﬂuctuations such as price, fuel and demand risk in the air cargo business. In addition, Atlas provides limited airport-to-airport cargo Charter services to select markets, including several cities in Asia and South America, and occasionally earns revenue on subcontracted Charter ﬂights. Dry Leasing: Through our Dry Leasing business we provide the following service: • Dry Leasing: We provide cargo and passenger aircraft and engine leasing solutions for compensation that is typically based on a ﬁxed monthly amount. The customer operates, and is generally responsible for insuring and maintaining, the ﬂight equipment. This business is operated by Titan, which is principally a cargo aircraft dry lessor, but also owns and manages aviation assets such as engines and related equipment. In addition, Titan also markets its expertise in passenger-to-freighter conversions and other aviation-related technical services. Combined with Polar, AAWW provides ACMI, CMI, Charter and Dry Leasing services to DHL Express (“DHL”) in support of DHL’s transpaciﬁc express, North American, intra-Asian and global networks. Additionally, we ﬂy between the Asia Paciﬁc region, the Middle East and Europe on behalf of DHL and other customers. Atlas also provides incremental charter capacity to Polar and DHL from time to time. 2 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement THE COMPANY Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 4 CHKSUM Content: 33435 Layout: 30972 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

ABOUT THE ANNUAL MEETING At our Annual Meeting, the holders of shares of our Common Stock, par value $0.01 per share (the “Common Stock”), will act upon the matters outlined in the notice of meeting at the beginning of this Proxy Statement, in addition to transacting such other business, if any, as may properly come before the meeting or any adjournments or postponements thereof. The shares represented by your proxy will be voted as indicated on your proxy, if properly executed. If your proxy is properly signed and returned, but no directions are given on the proxy, the shares represented by your proxy will be voted: • FOR the election of the Director nominees named herein, to serve until the 2023 Annual Meeting or until their successors are elected and qualiﬁed (Proposal No. 1); • FOR ratifying the selection of PricewaterhouseCoopers LLP as the independent registered public accounting ﬁrm for the Company for the year ending December 31, 2022 (Proposal No. 2); and • FOR the adoption of an advisory vote approving the compensation of our NEOs (the “Say-on-Pay” vote) (Proposal No. 3). In addition, if any other matters are properly submitted to a vote of shareholders at the Annual Meeting, the accompanying form of proxy gives the proxy holders the discretionary authority to vote your shares in accordance with their best judgment on that matter. Unless you specify otherwise, it is expected that your shares will be voted on those matters as recommended by our Board of Directors, or if no recommendation is given, in the proxy holders’ discretion. For additional information regarding our Annual Meeting, see “Additional Information” at the end of this Proxy Statement. Record Date and Voting Securities All of our shareholders of record at the close of business on April 5, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, there were 28,363,617 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock will be entitled to one vote on each matter considered at the Annual Meeting. A description of certain restrictions on voting by shareholders who are not “U.S. citizens,” as deﬁned by applicable laws and regulations, can be found in “Additional Information — Limited Voting by Foreign Owners” at the end of this Proxy Statement. Quorum, Vote Required A majority of the outstanding shares of Common Stock as of the Record Date must be present, in person or by proxy, at the Annual Meeting to have the required quorum for the transaction of business. If the number of shares of Common Stock present in person and by proxy at the Annual Meeting does not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Proposal No. 1: Election of Directors. In an uncontested election, a Director is elected by a majority of the votes cast (the number of shares voted “For” a Director-Nominee must exceed the number of votes cast “Against” that Director-Nominee). Shares voting “Abstain” or broker non-votes will have no ABOUT THE ANNUAL MEETING Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 3 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 5 CHKSUM Content: 27707 Layout: 11745 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5 effect on the election of Directors. Brokers, banks, and other nominees have no discretionary voting power in respect of this item. Proposal No. 2: Ratiﬁcation of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting ﬁrm for the Company for the ﬁscal year ending December 31, 2022. The affirmative vote of a majority of the shares represented at the Annual Meeting, either in person or by proxy and entitled to vote on this proposal is required to ratify the selection of PricewaterhouseCoopers LLP . Shares voting “Abstain” will have the same effect as a vote “Against” this Proposal 2. Brokers, banks, and other nominees have discretionary voting power in respect of this item. Proposal No. 3: Advisory Vote to Approve the Compensation of the Company’s NEOs. Because Proposal 3 is a nonbinding, advisory vote, there is no “required vote” that would constitute approval. We value highly the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our NEOs. Shares voting “Abstain” will have the same effect as a vote “Against” this Proposal 3. Broker non-votes will have no effect on this nonbinding advisory vote. Brokers, banks, and other nominees have no discretionary voting power in respect of this item. Attending the Virtual Annual Meeting General We will host the Annual Meeting live solely via the Internet. We have designed the format of the virtual Annual Meeting to ensure that shareholders who attend will be afforded fully comparable rights and opportunities to participate as they would at an in-person meeting. You may attend the Annual Meeting live online by visiting https://meetnow.global/MDHXGHK. The Meeting will start at 2:00 p.m., Eastern Daylight Time, on Tuesday, May 31, 2022. All shareholders are entitled to attend the Annual Meeting; however, you are entitled to participate, meaning vote and submit questions, at the Annual Meeting only if you were a shareholder of record as of the close of business on the record date of April 5, 2022, or if you were a beneﬁcial owner of AAWW shares as of the record date and you register in accordance with the instructions below. The virtual Annual Meeting will begin promptly at 2:00 p.m., Eastern Daylight Time, on Tuesday, May 31, 2022. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting. Shareholders are encouraged to access the Annual Meeting prior to the start time and allow ample time to log into the audio webcast and test their computer systems. Shareholders of Record If you are a shareholder of record, then you do not need to register to virtually attend and participate in the Annual Meeting. You may attend and participate by accessing https://meetnow.global/MDHXGHK and selecting “I have a Control Number.” Enter the control number shown on your proxy card. If you cannot locate your proxy card but would still like to attend the Annual Meeting, you can join as a guest by selecting “I am a guest.” You should note that guest attendees will not be allowed to vote or submit questions at the Annual Meeting. 4 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement ABOUT THE ANNUAL MEETING Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 6 CHKSUM Content: 3409 Layout: 30972 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

Beneﬁcial Owners If you hold your AAWW shares in “street name,” meaning a bank, broker or other nominee is the shareholder of record of your shares, you must register in advance to attend and participate in the virtual Annual Meeting. To register online in advance, you must ﬁrst obtain a legal proxy from your bank, broker or other nominee. Once you have received a legal proxy from your bank, broker or other nominee, please email a scan or image of it to our transfer agent and registrar, Computershare Trust Company, N.A. (“Computershare”) at legalproxy@computershare.com with “Legal Proxy” noted in the subject line. If you request a legal proxy from your bank, broker or other nominee, you should note that the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your bank, broker or other nominee to vote on your behalf and, in that case, you would only be able to vote at the virtual Annual Meeting. Requests for registration must be received by Computershare no later than 5:00 p.m., Eastern Daylight Time, on May 25, 2022. Upon receipt of your valid proxy, Computershare will provide you with a control number by email. Once provided, you can attend and participate in the virtual Annual Meeting by accessing https://meetnow.global/MDHXGHK and selecting “I have a Control Number.” Enter the control number provided by Computershare. If you do not have a legal proxy but would still like to attend the Annual Meeting, you can join as a guest by selecting “I am a guest.” Please note that guest attendees will not be allowed to vote or to submit questions at the Annual Meeting. Submitting a Question at the Virtual Annual Meeting As part of the virtual Annual Meeting, we will hold a live Q&A session, at which time we intend to answer as many questions as time permits. You can submit questions pertinent to Meeting matters at the virtual Annual Meeting only if you were a shareholder of record of the Company at the close of business on the record date or if you were a beneﬁcial owner as of the record date and you registered in advance in accordance with the instructions appearing above. If you wish to submit a question, you may log into the virtual Annual Meeting website at https://meetnow.global/MDHXGHK beginning 15 minutes before the start of the virtual Annual Meeting and submit your questions online. You will also be able to submit your questions during the Annual Meeting. To submit a question, you will need your control number. Once past the login screen, click on the “Q&A” icon at the top of the screen and submit your question. In accordance with the rules of procedure, a copy of which will be available on the virtual Annual Meeting website, only questions pertinent to the Meeting or of concern to shareholders generally will be answered, subject to any time constraints that may be speciﬁed in the rules of procedure. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. Any questions that cannot be answered due to time constraints can be submitted to InvestorRelations@atlasair.com. Voting at the Virtual Annual Meeting If you are a shareholder of record (i.e., you hold your shares registered in your name through Computershare), you can vote your shares in one of two ways: either by proxy or if you attend the Annual Meeting online, during the Annual Meeting. If you choose to vote by proxy, you should complete, date and sign your proxy card and return it in the pre-paid envelope provided. ABOUT THE ANNUAL MEETING Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 5 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 7 CHKSUM Content: 34032 Layout: 11745 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

You may also vote your shares online while attending the virtual Annual Meeting by visiting https://meetnow.global/MDHXGHK. You will need your control number included on your proxy card in order to be able to vote during the Annual Meeting. Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting online, your shares will be voted as directed by you. If your AAWW common shares are held in a stock brokerage account by a bank, broker or other nominee, you are considered the beneﬁcial owner of shares held in street name, and these proxy materials are being forwarded to you by your bank, broker or other nominee that is considered the shareholder of record of those shares. As the beneﬁcial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares via the internet or by phone if the bank, broker or other nominee offers these options to you or by completing, dating, signing and returning a voting instruction form. Your bank, broker or other nominee will send you instructions on how to submit your voting instructions for your shares of our Common Stock. Shareholders are encouraged to vote and submit proxies in advance of the meeting. If you are the beneﬁcial owner of AAWW common shares and you plan to attend and participate (i.e., vote and/or submit questions) in the Annual Meeting, please see “Attending the Annual Meeting” above for information on how to register in advance. Technical Questions Online access will be open prior to the start of the virtual Annual Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the meeting in advance or during the meeting time, please call (888) 724-2416 (toll-free) or (781) 575-2748 (international). Replay of the Virtual Annual Meeting A replay of the virtual Annual Meeting will be made available publicly 24 hours after the virtual Annual Meeting at https://meetnow.global/MDHXGHK. The replay will be available for one year. 6 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement ABOUT THE ANNUAL MEETING Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 8 CHKSUM Content: 16442 Layout: 30972 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

PROPOSAL NO. 1 – ELECTION OF DIRECTORS Our Board has nominated ten persons to stand for election at the 2022 Annual Meeting and to hold office until the next Annual Meeting. All nominees are currently Directors elected at the 2021 Annual Meeting, except for Mr. Borst, Mr. Connor and Mr. Wills, who are new Director candidates. The Nominating and Governance Committee has recommended the ten nominees for nomination by the Board after an evaluation of the size and composition of the Board and a review of each member’s skills, characteristics, and independence. The Board believes that each of the nominees brings strong skills, background, experience, and industry expertise to the boardroom, giving the Board as a group the appropriate balance of skills needed to exercise its oversight responsibilities and composition that aligns with our long-term strategy. The Board further believes that diversity with respect to gender, race and ethnicity, background, professional experiences and perspectives are important elements in the Board selection process. To underscore its commitment to Board diversity, the Nominating and Governance Committee charter provides that such diversity (including gender, race, and ethnicity) should be a factor in assessing the Board’s core competencies as a whole. Both the Nominating and Governance Committee and the full Board will therefore consider attributes such as race, ethnicity, gender, cultural background and professional experience when reviewing candidates for the Board and in assessing the Board’s overall composition. We have an effective process in place for seeking out, evaluating and recommending potential candidates for election to the Board. The Board recognizes the importance of evaluating Board refreshment on an annual basis within the context of our overall business strategy. The Nominating and Governance Committee regularly considers the size and composition of the Board by considering the diversity, background, experience, and tenure of our Board members. Discussions are held each year covering Director tenure and the skill sets then-currently represented by the incumbent Directors. These discussions are supported by a formal annual evaluation process that identiﬁes areas of opportunity, including the need to add new members with unique expertise and experiences that the Nominating and Governance Committee and the Board believe will beneﬁt the Company and the Board as a whole. Through this process, which is described in greater detail below, the Nominating and Governance Committee, with the assistance of independent third-party search ﬁrms, has determined to recommend, and the Board to nominate, Walter G. Borst, who has broad, deep ﬁnancial expertise, Raymond L. Conner, who possesses extensive senior executive experience in the airline industry, and George A. Willis, who has substantial global transportation and logistics experience, for election as Directors of the Company at the Annual Meeting. These three nominees can be expected to bring a fresh perspective and added skills and experience to help the Board effectively oversee management and to implement the Company’s long-term strategy. Each nominee has consented to be named as a nominee for election as a Director and has agreed to serve if elected. Except as otherwise described below, if any of the nominees is not available for election at the time of the Annual Meeting, discretionary authority will be exercised to vote for substitutes designated by our Board of Directors, unless the Board chooses to reduce the number of Directors. Management is not aware of any circumstances that would render any nominee unavailable. At the Annual Meeting, Directors are expected to be elected to hold office until the 2023 Annual Meeting or until their successors are elected and qualiﬁed, as provided in our By-Laws. Because this election is not a contested election, each Director will be elected by the vote of the majority of the votes cast when a quorum is present. A “majority of the votes cast” means that the number of PROPOSAL NO. 1 – ELECTION OF DIRECTORS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 7 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 9 CHKSUM Content: 57604 Layout: 11745 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5 votes cast “for” a Director exceeds the number of votes cast “against” that Director. “Votes cast” excludes abstentions and any votes withheld by brokers in the absence of instructions from street name holders (“broker non-votes”). It is the policy of the Board that, as a condition of nomination, each incumbent Director nominated has submitted to the Secretary of the Company an irrevocable contingent resignation. This resignation will be effective only if (i) the nominee fails to receive a majority of the votes cast in an uncontested election and (ii) the Board accepts such resignation within 60 days following the certiﬁcation of the election results. Retiring Directors Timothy J. Bernlohr, Carol B. Hallett and John K. Wulff are retiring from the Board and will not stand for reelection at this year’s Annual Meeting. Mr. Bernlohr has been a zealous member of the Board since 2006. His vast experience has enabled him to provide thoughtful input, helping shape the Company’s long-term strategy. Ms. Hallett’s devoted tenure on the Board also began in 2006. Since then, she has supported transformative change to the Company with her deep knowledge of international trade and commercial aviation gained from a seasoned career in both corporate and government. Mr. Wulff joined the Board in 2016. During his time on the Board, he has brought extensive ﬁnancial experience gained through various auditing, executive and ﬁnance positions, as well as substantial experience in leadership positions as a Director of several public companies. The Board wishes to thank Mr. Bernlohr, Ms. Hallett and Mr. Wulff for their exemplary service, leadership and dedication to the Company, and to recognize the numerous contributions they have made during their time on the Board. Their strong commitment to corporate governance, as well as their experience and knowledge of the Company have been highly valued. Director Core Competencies Board Composition and Nomination Considerations Our Board strives to maintain an appropriate balance of experience, tenure, diversity, leadership, skills and qualiﬁcations that are of importance to our Company and the execution of our strategy. Given the diversity of our business operations, it is important to bring together Directors with differing experiences, perspectives and backgrounds to ensure proper oversight of the interests of our Company and our shareholders. The Nominating and Governance Committee works with the full Board to determine the qualiﬁcations, skills, and experiences it believes are most relevant and responsive to the needs of our business. In doing so, the Nominating and Governance Committee takes into account a number of factors, including: • Evolving strategic priorities; • Existing characteristics of our Board, including tenure and diversity; • Results of our annual Board and Committee self-evaluations; and • Shareholder feedback sought as part of a robust outreach program. 8 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement PROPOSAL NO. 1 – ELECTION OF DIRECTORS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 10 CHKSUM Content: 36326 Layout: 30972 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

Board Diversity The following Board Diversity Matrix presents our Board diversity statistics in accordance with NASDAQ rules, as self-disclosed by our Director nominees. The Board satisﬁes the minimum objectives by having at least one director who identiﬁes as female and at least one director who identiﬁes as a member of an Underrepresented Minority (as deﬁned by NASDAQ rules). As we pursue future Board recruitment efforts, our Nominating and Governance Committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of the Board. To underscore its commitment to Board diversity, the Nominating and Governance Committee charter provides that such diversity (including gender, race, and ethnicity) should be a factor in assessing the Board’s core competencies as a whole. Both the Nominating and Governance Committee and the full Board will therefore consider attributes such as race, ethnicity, gender, cultural background and professional experience when reviewing candidates for the Board and in assessing the Board’s overall composition. BOARD DIVERSITY MATRIX (DATED AS OF APRIL 15, 2022) Total Number of Directors: 10 Did Not Female Male Non-Binary Disclose Gender Part 1: Gender Identity Directors 4 6 — — Part 2: Demographic Background African American or Black 1 2 — — Alaskan Native or Native American — — — — Asian — — — — Hispanic or Latinx — — — — Native Hawaiian or Paciﬁc Islander — — — — White 3 4 — — Two or More Races or Ethnicities — — — — LGBTQ+ — — — — Did Not Disclose Demographic Background — — — — Board Refreshment and Evaluation The Board of Directors and the Nominating and Governance Committee have a process in place for seeking out, evaluating and recommending potential candidates for election to the Board. Pursuant to that process, the full Board, under the guidance of the Nominating and Governance Committee, undertakes a thorough review of the skills, qualiﬁcations and tenure of our incumbent Directors, as well as the size of the Board, in the context of our long-range strategic plan, consistent with our governance principles, and taking into account feedback from shareholder outreach. The Board then reviews in detail the makeup, experience, skills, and qualiﬁcations of our then-incumbent Directors and identiﬁes only new areas of subject-matter expertise that would enhance the overall strength of our current Board and the ability of the Company to execute its long-term strategic plan. The results of these evaluations and the meaningful and tangible feedback generated are also considered by the Board and the Committee in searching for and evaluating nominees who could (1) add new and different areas of subject-matter expertise to the Board consistent with our growing Company and long-term strategy, and (2) strengthen the overall effectiveness of the Board. Board candidates are found internally or through our use of an PROPOSAL NO. 1 – ELECTION OF DIRECTORS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 9 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 11 CHKSUM Content: 41338 Layout: 21278 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5 independent third-party search ﬁrm. Through this process, the Nominating and Governance Committee, with the assistance of independent third-party search ﬁrms, has determined to recommend, and the Board to nominate, Walter G. Borst, who has broad, deep ﬁnancial expertise, Raymond L. Conner, who possesses extensive senior executive experience in the airline industry, and George A. Willis, who has substantial global transportation and logistics experience, for the election as Directors of the Company. We believe that we have established and maintained highly desirable processes to ensure that we provide for thoughtful and timely Board refreshment. These processes were employed to refresh the Board by adding three new nominees for election to the Board at the Annual Meeting. Director Skills and Experience Our Board selected Director nominees based on their diverse skills, qualiﬁcations, backgrounds and expertise, which the Board believes will collectively provide for the effective oversight of the Company. The chart below depicts the current skills, qualiﬁcations, and expertise represented on our Board. Bolden Borst Conner Dietrich Goulet Griffin McNabb Stamps Willis Zierhoffer Capital Structure P P P P P P P Civil & Governmental Aviation P P P P P P Corporate Governance P P P P P P P P P P Current / Previous Senior Executive Experience P P P P P P P P Cybersecurity & Information Technology P P P P P P P Finance, Accounting & Risk Management P P P P P Global Operations P P P P P P P P P International Trade P P P P P P P P Legal, Regulatory & Government Affairs P P P P P P Mergers & Acquisitions P P P P P P P P Military Affairs P P P P P Public-Company Board Experience P P P P P P P P P Sales & Marketing P P P Strategic Planning P P P P P P P P P P Supply Chain & Procurement P P P P P P P Transportation & Security P P P P P P P P We view each of the skillsets discussed in the above chart to be essential to the effective oversight of the Company, as discussed further below. • Capital Structure: Background and experience in capital structure and allocation to help the Board make informed decisions regarding the funding of our operations • Civil & Governmental Aviation: Background and experience in commercial aviation and the impact of governmental regulation on the industry to help the Board deepen its understanding of the markets in which we operate 10 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement PROPOSAL NO. 1 – ELECTION OF DIRECTORS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 12 CHKSUM Content: 61972 Layout: 2184 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

• Corporate Governance: Experience and knowledge of public-company governance issues and policies and governance leading practices to support our goal to operate ethically, with accountability and transparency • Current / Previous Senior Executive Experience: Business and strategic management experience from service in a signiﬁcant leadership position such as a CEO or CFO or other senior leadership role to help us drive business strategy, growth and performance • Cybersecurity & Information Technology: Experience in technology, innovation or cybersecurity, particularly as a senior executive, to assist us as we seek to identify and address the impact of technology on our business and our long-term success • Finance, Accounting & Risk Management: Background and experience in ﬁnance, accounting, ﬁnancial reporting or risk management to support the Board in providing effective ﬁnancial oversight over a growing and increasingly complex organization • Global Operations: Experience doing business internationally or focused on international issues and operations and exposure to markets, economies and cultures outside the U.S. that provides the Board with a diversity of perspectives in its decision-making • International Trade: Experience in the international exchange of goods and services whose economic, social and political importance are on the rise and that are taking on a larger role in the Board’s practical understanding in Company decision-making and strategy • Legal, Regulatory & Governmental Affairs: Experience in legal, regulatory and governmental affairs, including as part of a business and/or through positions with governmental organizations, helps the Board understand legal risks and contributes to its understanding of the regulatory landscape and working with governmental agencies • Mergers & Acquisitions: Experience that provides the Board with insight into developing and implementing strategies for our growing business • Military Affairs: Experience in military matters to help the Board understand and oversee the development of our business and relationship with the Air Mobility Command, United States Transportation Command, and other government-related operations • Public-Company Board Experience: Experience acquired on other boards to help the Board oversee an ever-changing mix of strategic, operational and compliance-related matters • Sales & Marketing: Experience to help the Board oversee the identiﬁcation and development of new markets for our services and related goods • Strategic Planning: Experience and background in strategic planning to help the Board deﬁne and prioritize our direction, communicate our message and ensure organizational alignment that reﬂects a shared vision of the Company’s role, values and priorities • Supply Chain & Logistics: Experience in sourcing and managing the ﬂow of goods and services to help us maximize customer value and to gain a competitive advantage in the marketplace • Transportation: Experience in our business and industry that contributes to the Board’s understanding in deﬁning and prioritizing our strategy and key issues most impactful to our business THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ON THE IMMEDIATELY FOLLOWING PAGES. PROPOSAL NO. 1 – ELECTION OF DIRECTORS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 11 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 13 CHKSUM Content: 38401 Layout: 41526 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

12 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement PROPOSAL NO. 1 – ELECTION OF DIRECTORS Nominees for Director Duncan J. McNabb Chairman of the Board Age: 69 Director since: 2012 Committees: Nominating and Governance Other Public Company Directorships: AAR Corp. Previous Public Company Directorships (last 5 years): None. Other Activities: Chairman of the Airlift/Tanker Association Chairman of Government Security Committee of AT Kearney Public Sector & Defense Services Co-Founder and Managing Partner of Ares Mobility Solutions, Inc. Former Director of Elbit Systems of America Former Director of AdvanTac Technologies Background: General Duncan J. McNabb, U.S. Air Force (retired), served as Commander of the United States Air Mobility Command from 2005 to 2007 and Commander of the United States Transportation Command (USTRANSCOM) from 2008 until his retirement from the Air Force in December 2011. USTRANSCOM is the single manager for air, land, and sea transportation for the Department of Defense (DOD). He also served as DOD’s Distribution Process Owner, overseeing DOD’s end-to-end supply chain, transportation, and distribution to our armed forces worldwide. General McNabb commanded more than $56 billion in strategic transportation assets, over 150,000 service personnel and a worldwide command-and-control network. A graduate of the United States Air Force Academy and Air Force pilot, he ﬂew more than 5,600 hours in transport and rotary aircraft. General McNabb has held command and staff positions at squadron, group, wing, major command, and DOD levels. During his over 37-year military career, General McNabb also served as the Air Force Deputy Chief of Staff for Plans and Programs with responsibility for all Air Force programs and over $500 billion in funding over the Air Force’s Five-Year Defense Plan (FYDP). He later served as Director of Logistics on the Joint Staff and was responsible for operational logistics and strategic mobility support. Before his ﬁnal command at USTRANSCOM, General McNabb served as the 33rd Vice Chief of Staff of the Air Force. Following retirement, General McNabb has served on a number of public, private, and not-for-proﬁt boards and has provided strategic consulting services. Board Skills and Qualiﬁcations: Civil and Governmental Aviation; Corporate Governance; Cybersecurity and Information Technology; Global Operations; International Trade; Legal, Regulatory and Government Affairs; Military Affairs; Supply Chain and Procurement; Public-Company Board Experience; Strategic Planning; Transportation and Security Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 14 CHKSUM Content: 41571 Layout: 3909 Graphics: 331 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: duncan_j_mcnabb_4c_pht.eps V1.5

PROPOSAL NO. 1 – ELECTION OF DIRECTORS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 13 Charles F. Bolden, Jr. Independent Director Age: 75 Director since: 2017 Committees: Audit and Finance Compensation Other Public Company Directorships: Aerojet Rocketdyne Holdings, Inc. Previous Public Company Directorships (last 5 years): None Other Activities: Director of Blue Cross/Blue Shield of South Carolina Director of Ligado Networks LLC Member of the Advisory Committees of the UAE Space Agency and the Kingdom of Saudi Arabia Space Commission Background: Major General Charles F. Bolden, Jr., Retired, U.S. Marine Corps, served as the 12th Administrator of the National Aeronautics and Space Administration (NASA) from July 2009 to January 2017. As Administrator, he led a nationwide NASA team to advance the missions and goals of the U.S. space program. General Bolden’s 34-year career with the U.S. Marine Corps also included 14 years as a member of NASA’s Astronaut Office. After joining the Office in 1980, General Bolden traveled to orbit four times aboard the space shuttle between 1986 and 1994, commanding two of the missions and piloting two others. His ﬂights included deployment of the Hubble Space Telescope and the ﬁrst joint U.S.-Russian shuttle mission, which featured a cosmonaut as a member of his crew. General Bolden left NASA in 1994 and returned to the operating forces of the Marine Corps. His ﬁnal duty was as Commanding General of the 3rd Marine Aircraft Wing, Miramar, Calif. Board Skills and Qualiﬁcations: Civil and Governmental Aviation; Corporate Governance; Cybersecurity and Information Technology; Global Operations; Military Affairs; Public-Company Board Experience; Strategic Planning; Transportation and Security Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 15 CHKSUM Content: 35349 Layout: 31168 Graphics: 55372 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: charles_f_bolden_4c_pht.eps V1.5

14 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement PROPOSAL NO. 1 – ELECTION OF DIRECTORS Walter G. Borst Independent Director Age: 60 New Director Nominee Other Public Company Directorships: None Previous Public Company Directorships (last 5 years): Navistar International Corporation Other Activities: Director, Navistar International Corporation Background: Mr. Borst served as Executive Vice President and Chief Financial Officer of Navistar International Corporation (“Navistar”) from 2013 to 2021. Prior to joining Navistar, Mr. Borst served as Chairman, Chief Executive Officer and President of General Motors Asset Management, as well as in a number of other positions of increasing responsibility with General Motors Company, including Assistant Treasurer from 1997 to 2000, Chief Financial Officer and Executive Director of its Adam Opel AG subsidiary from 2000 to 2002, Treasurer from 2003 to 2009, and Vice President and Treasurer from 2009 to 2010. Board Skills and Qualiﬁcations: Capital Structure; Corporate Governance; Current/Previous Senior Executive Experience; Cybersecurity and Information Technology; Finance, Accounting and Risk Management; Global Operations; International Trade; Legal, Regulatory and Government Affairs; Mergers and Acquisitions; Military Affairs; Public Company Board Experience; Strategic Planning; Supply Chain and Procurement; Transportation and Security Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 16 CHKSUM Content: 48185 Layout: 42777 Graphics: 36790 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: walter_g_borst_fpo_4c_pht.eps V1.5

PROPOSAL NO. 1 – ELECTION OF DIRECTORS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 15 Raymond L. Conner Independent Director Age: 66 New Director Nominee Other Public Company Directorships: Adient plc Alaska Air Group, Inc. Previous Public Company Directorships (last 5 years): None Other Activities: Board of Trustees, Central Washington University Background: Mr. Conner is operating advisor to Clayton, Dubilier & Rice, a private investment ﬁrm, since September 2018. He served as the former Vice Chairman of the Boeing Company from 2013 to 2017. Prior to his appointment to Vice Chairman, Mr. Conner served in a number of positions of increasing responsibility with Boeing Commercial Airplanes since 1977, including a variety of roles within the sales, ﬁnance and materiel divisions. Most recently, he served as Vice President and General Manager of the 777 program from 2001 to 2003, Vice President of Sales for the Americas from 2003 to 2007, Vice President and General Manager of Supply Chain Management and Operations from 2008 to 2011, Vice President Sales, Marketing and Commercial Aviation Services in 2012 and President and Chief Executive Officer from 2012 to 2016. Board Skills and Qualiﬁcations: Capital Structure; Civil and Governmental Aviation; Corporate Governance; Current/Previous Senior Executive Experience; Cybersecurity and Information Technology; Finance, Accounting and Risk Management; Global Operations; International Trade; Legal, Regulatory and Government Affairs; Mergers and Acquisitions; Military Affairs; Public Company Board Experience; Sales and Marketing; Strategic Planning; Supply Chain and Procurement; Transportation and Security Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 17 CHKSUM Content: 35615 Layout: 16257 Graphics: 47267 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: raymond_l_conner_fpo_4c_pht.eps V1.5

16 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement PROPOSAL NO. 1 – ELECTION OF DIRECTORS John W. Dietrich President and CEO Age: 57 Director since: 2020 Other Public Company Directorships: None Previous Public Company Directorships (last 5 years): None Other Activities: Chairman of the National Defense Transportation Association Director of Airlines for America Director of the National Air Carrier Association Background: Mr. Dietrich became our President and Chief Executive Officer in January 2020. He was also elected to our Board of Directors at such time. Prior to January 2020, he served as our President and Chief Operating Officer from July 2019 and our Executive Vice President and Chief Operating Officer from September 2006. During the period of March 2003 to September 2006, Mr. Dietrich held a number of senior executive positions in the Company, including Senior Vice President, General Counsel, Chief Human Resources Officer, Corporate Secretary, and head of the Corporate Communications function. Mr. Dietrich joined Atlas in 1999 as Associate General Counsel. Prior to joining us, he was a litigation attorney at United Airlines from 1992 to 1999, where he focused on employment and commercial litigation issues. He also serves as Chairman of the National Defense Transportation Association, a director of Airlines for America, and a director of the National Air Carrier Association. Mr. Dietrich earned a Bachelor’s of Science degree from Southern Illinois University and received his Juris Doctorate, cum laude, from the University of Illinois at Chicago John Marshall Law School. He is a member of the New York, Illinois and Colorado Bars. Board Skills and Qualiﬁcations: Capital Structure; Civil and Governmental Aviation; Corporate Governance; Current/Previous Senior Executive Experience; Global Operations; International Trade; Legal Regulatory and Government Affairs; Mergers and Acquisitions; Military Affairs; Strategic Planning; Supply Chain and Procurement; Transportation and Security Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 18 CHKSUM Content: 20548 Layout: 62056 Graphics: 4402 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: john_w_deitrich_4c_pht.eps V1.5

PROPOSAL NO. 1 – ELECTION OF DIRECTORS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 17 Beverly K. Goulet Independent Director Age: 67 Director since: 2021 Committees: Compensation Other Public Company Directorships: Xenia Hotels & Resorts, Inc. Other Activities: Director, Rolls-Royce Holdings plc Background: Ms. Goulet served as Senior Vice President and Chief Integration Officer of American Airlines Group Inc. (“American”) from 2013 through November 2015 and Executive Vice President and Chief Integration Officer from December 2015 until her retirement from American in June 2017. Ms. Goulet was also the Chief Restructuring Officer of American from 2011 to 2013 and Vice President – Corporate Development and Treasurer from 2002 to 2013. Prior to joining American, Ms. Goulet practiced corporate and securities law for 13 years. She received a Bachelor’s degree and a Juris Doctor from the University of Michigan. Board Skills and Qualiﬁcations: Capital Structure; Civil and Governmental Aviation; Corporate Governance; Current/Previous Senior Executive Experience; Finance, Accounting and Risk Management; Global Operations; Legal, Regulatory and Government Affairs; Mergers and Acquisitions; Public Company Board Experience; Strategic Planning; Transportation and Security Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 19 CHKSUM Content: 59633 Layout: 56023 Graphics: 19722 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: beverly_goulet_4c_pht.eps V1.5

18 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement PROPOSAL NO. 1 – ELECTION OF DIRECTORS Bobby J. Griffin Independent Director Age: 73 Director since: 2016 Committees: Compensation Nominating and Governance (Chair) Other Public Company Directorships: Hanesbrands Inc. United Rentals, Inc. WESCO International, Inc. Previous Public Company Directorships (last 5 years): None Background: Mr. Griffin served as President – International Operations for Ryder System, Inc., a global provider of transportation, logistics and supply chain management solutions from 2005 to 2007. Beginning in 1986, Mr. Griffin served in various other management positions with Ryder, including as Executive Vice President – International Operations from 2003 to 2005 and Executive Vice President – Global Supply Chain Operations from 2001 to 2003. Prior to Ryder, Mr. Griffin was an executive at ATE Management and Service Company, Inc., which was acquired by Ryder in 1986. Board Skills and Qualiﬁcations: Corporate Governance; Current/Previous Senior Executive Experience; Global Operations; International Trade; Mergers and Acquisitions; Public-Company Board Experience; Supply Chain and Procurement; Strategic Planning; Transportation and Security Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 20 CHKSUM Content: 54302 Layout: 58372 Graphics: 41954 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: bobby_j_griffin_4c_pht.eps V1.5

PROPOSAL NO. 1 – ELECTION OF DIRECTORS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 19 Sheila A. Stamps Independent Director Age: 64 Director since: 2018 Committees: Audit and Finance (Chair) Other Public Company Directorships: IQVIA Inc. MFA Financial, Inc. Pitney Bowes Inc. Previous Public Company Directorships (last 5 years): CIT Group, Inc. and its wholly-owned subsidiary, CIT Bank N.A. Forest Road Acquisition Corp Other Activities: Director of IES Abroad Former Commissioner and Audit Committee Chair of the New York State Insurance Fund Board Advisory Services Faculty Member of the National Association of Corporate Directors (NACD) NACD Board Leadership Fellow Background: Ms. Stamps has a diversity of strategic and ﬁnancial experience, including governance oversight of aviation businesses. She previously served as Executive Vice President at DBI, LLC, a private mortgage investment company, from 2011 to 2012. She served from 2008 to 2011 as Director of Pension Investments and Cash Management at New York State Common Retirement Fund, and from 2004 to 2005 as a Fellow at the Weatherhead Center for International Affairs at Harvard University. Prior to this, Ms. Stamps served as a Managing Director and Head of Relationship Management, Financial Institutions at Bank of America. From 1982 to 2003, she held a number of executive positions both domestic and international with Bank One Corporation (now JPMorgan), including Managing Director and Head of European Asset-Backed Securitization and a member of the EMEA Strategic Operating Committee. Ms. Stamps holds an MBA from the University of Chicago, a CERT Certiﬁcate in Cybersecurity from Carnegie Mellon, and an ESG Certiﬁcate and Designation from Competent Boards. Board Skills and Qualiﬁcations: Capital Structure; Corporate Governance; Cybersecurity and Information Technology; Finance, Accounting and Risk Management; Mergers and Acquisitions; Regulatory and Government Affairs; Sales and Marketing; Strategic Planning; Current/Previous Senior Executive Experience; Public-Company Board Experience Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 21 CHKSUM Content: 1759 Layout: 35628 Graphics: 22596 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: sheila_a_stamps_4c_pht.eps V1.5

20 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement PROPOSAL NO. 1 – ELECTION OF DIRECTORS George A. Willis Independent Director Age: 57 New Director Nominee Other Public Company Directorships: Vulcan Materials Company Previous Public Company Directorships (last 5 years): None Other Activities: Director, JM Huber Corporation Member of Executive Leadership Council and Board of Trustees of the National Urban League Background: Mr. Willis has extensive experience in logistics and operations, including in managing a diverse transportation product portfolio in a range of domestic and international markets. During his thirty-six year career with United Parcel Service (“UPS”), he served the company on many executive level positions. In his most recent role as President of US Operations, he was responsible for all package delivery services, as well as UPS Airlines, for the world’s largest economy. Mr. Willis was also a member of the UPS Executive Leadership Team, which is responsible for long-term strategy and operating execution. From 2015-2018, he served as UPS President, West Region, and from 2013-2015, he was UPS President for the UK, Ireland and Nordics Region, serving as Managing Director for nine countries. Mr. Willis was Vice President of US Operations and Senior Vice President of UPS Store Franchise from 2012-2013.Prior to that assignment, he served as regional President in Southern California and North Carolina. From 1984-1988, Mr. Willis served in the US Marine Corps Reserves, where he managed logistics and just-in-time network for warehousing. He was honorably discharged as a non-commissioned officer. Board Skills and Qualiﬁcations: Capital Structure; Civil and Governmental Aviation; Corporate Governance; Current/Previous Senior Executive Experience; Cybersecurity and Information Technology; Global Operations; International Trade; Mergers and Acquisitions; Public Company Board Experience; Sales and Marketing; Strategic Planning; Supply Chain and Procurement; Transportation and Security Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 22 CHKSUM Content: 53636 Layout: 48641 Graphics: 51208 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: george_a_willis_fpo_4c_pht.eps V1.5

PROPOSAL NO. 1 – ELECTION OF DIRECTORS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 21 Carol J. Zierhoffer Independent Director Age: 61 Director since: 2021 Committees: Audit and Finance Other Public Company Directorships: Allscripts Healthcare Solutions, Inc. Previous Public Company Directorships (last 5 years): None Other Activities: Executive Advisory Board Member, OpsCruise Founding Board Member, A Little Compassion Background: Ms. Zierhoffer has over 30 years of experience in the information technology industry. Most recently and until her retirement in October 2019, Ms. Zierhoffer served as the Senior Vice President and Global Chief Information Officer at Bechtel Corporation (“Bechtel”), where she oversaw Bechtel’s Global Information Systems & Technology organization with responsibility for Bechtel’s business and technology solutions, cybersecurity, infrastructure and operations, big data and analytics, innovation, emerging technology and knowledge management for Bechtel’s business lines and projects worldwide. Additionally, Ms. Zierhoffer served as Vice President and Global Chief Information Officer of Xerox Corporation from 2012 through 2013, Vice President and Global Chief Information Officer of ITT Corporation from 2008 through 2011 and Vice President and Chief Information Officer of three Northrop Grumman Corporation sectors — Electronics, Information Technology and Mission Systems — from 2002 through 2008. Board Skills and Qualiﬁcations: Civil and Governmental Aviation; Corporate Governance; Current/Previous Senior Executive Experience; Cybersecurity and Information Technology; Finance, Accounting and Risk Management; Global Operations; International Trade; Mergers and Acquisitions; Public Company Board Experience; Strategic Planning; Supply Chain and Procurement Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 23 CHKSUM Content: 23972 Layout: 14359 Graphics: 15038 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: carol_zierhoffer_4c_pht.eps V1.5

CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS Our Board held 11 meetings in 2021. Pursuant to Board policy, Directors are expected to attend all Board and Committee meetings, as well as our annual meeting of shareholders. Each Director attended more than 75% of the meetings of the Board and Committees of the Board on which such Director serves. All of the current Directors attended the 2021 Annual Meeting. Board Leadership Structure The Chairman of the Board is an independent director. While we do not have a formal policy in place with respect to separating or combining the positions of Chairman and CEO or having an independent Chairman, the Board evaluates its leadership structure on a periodic basis to ensure it aligns with the evolving circumstances and needs of the Company. A strong, independent Chairman with clearly deﬁned duties and responsibilities further enhances the contributions of the Company’s independent Directors. As part of its annual review, the Board determined that General McNabb would best serve stockholders as the Company’s Chairman. General McNabb has strong leadership qualities and extensive experience in the areas of civil and governmental aviation, military affairs, operational logistics, and supply chain and procurement. Our Board is structured to promote independence whether or not the Chairman is a member of executive management. The entire Board, with the exception of Mr. Dietrich, are independent Directors, and the Audit and Finance, Compensation, and Nominating and Governance Committees are comprised entirely of independent Directors. The independent Directors on the Board meet after each Board meeting in executive sessions that are not attended by Mr. Dietrich or other members of management. The duties of the Chairman of the Board and the Chief Executive Officer are described below and are set forth in our By-Laws and Corporate Governance Principles. Chairman of the Board P Presides over meetings of the Board P Presides over executive sessions of the Board P Presides over annual meeting of shareholders P Guides Board discussions and facilitates discussions between the Board and management P Performs such other duties as may be assigned by the Board Chief Executive Officer P Responsible for the affairs of the Company, subject to the overall direction and supervision of the Board and its Committees P Leads the development and implementation of the Company’s short- and long-term strategy P Oversees all elements of the Company’s business in accordance with the direction established in the Company’s strategic plan P Builds and leads the Senior Management Team P Creates, implements, and communicates the Company’s vision, mission and overall direction P Ensures that the Company maintains a high level of social responsibility wherever it does business CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS 22 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 24 CHKSUM Content: 22694 Layout: 853 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

P Communicates, on behalf of the Company, with shareholders, customers and other stakeholders, governmental authorities, and the public P Represents the Company in respect of civil and professional responsibilities and activities in the local community and at the state and national levels P Participates in industry-related events and associations that will enhance the Company’s reputation and potential for success Board Effectiveness and Annual Assessment The Board is focused on enhancing its performance through a rigorous assessment process of the effectiveness of the Board and its Committees with a view to increasing shareholder value. We have designed our Board evaluation process to solicit input and perspective from all of our Directors on various matters, including, but not limited to: • Effectiveness of the Board and its operations • Board leadership structure • Board composition, including the Directors’ capabilities, experiences and knowledge • Quality of Board interactions • Effectiveness of Board Committees • Efficiency of Board and Committee meetings • Effectiveness of the evaluation process itself • Each Director’s other board commitments As set forth in its charter, the Nominating and Governance Committee oversees the Board and Committee evaluation process. The process includes written evaluation forms that assess the effectiveness of the Board and its standing Committees and that provide feedback on an unattributed basis. Candid, one-on- one discussions between the Chairman of the Nominating and Governance Committee and each of the other Board members are also conducted and provide additional individual feedback. Periodically, we employ the services of an independent third party to facilitate our annual evaluations of the Board and its three standing Committees (Audit and Finance, Compensation and Nominating and Governance). Regardless of whether an independent party is involved in the evaluation process, the results of the assessments are compiled without attribution into a single form and sent to the Directors for a full Board assessment and to each Committee member, for those Committees on which they serve, to identify areas for future improvement. The evaluation results and the feedback received are used to update policies and practices as appropriate. Several examples include the recent amendments to our Committee Charters and Corporate Governance Principles, the rotation of both our Committee Chairs and Committee memberships, a greater focus on diversity at all levels, improved time management at Board and Committee meetings, and a decision to hold executive sessions both at the beginning and end of Board meetings, among others. The feedback from the assessment process is also considered by the Nominating and Governance Committee and the full Board when searching for and evaluating future Board nominees to help ensure we are adding the proper mix of subject-matter expertise and perspective consistent with the needs of our growing company and our long-term strategy. The 2021 Board assessment reﬂected the very positive CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 23 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 25 CHKSUM Content: 26993 Layout: 47234 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5 views held by the Directors on the Board refreshment process currently in place at the Company. Results of the 2021 assessment also reﬂected the Board’s belief that future Board candidates should possess airline industry experience, ﬁnancial expertise (including M&A), supply chain management experience or international experience. The Nominating and Governance Committee and the Board used this feedback to ﬁnd candidates with senior executive experience in the airline industry, the global transportation and logistics industry and the ﬁnancial industry to help ﬁll the skills and experience gaps expected to be created by the departures of Mr. Bernlohr, Ms. Hallett and Mr. Wulff from the Board. Board Refreshment and Evaluation We recognize the importance of Board refreshment being evaluated on an ongoing basis within the context of our overall business strategy. The Nominating and Governance Committee regularly considers the size and composition, including consideration of diversity, background, experience, and tenure, of the Board and how its members change over time. Discussions are held throughout the year covering Director tenure and the skill sets then currently represented by the incumbent Directors. These discussions are supported by a formal evaluation process that identiﬁes areas for improvement, including the need to add new members with unique expertise and experience which the Nominating and Governance Committee believes will beneﬁt the Company and the Board as a whole. To assist in this process, the Board previously retained an independent third-party search ﬁrm to conduct a composition study of the AAWW Board to provide a fresh, objective assessment of the Board’s Questionnaire •Evaluation questionnaire provides Director feedback on an unattributed basis One-on-One Discussions •Candid, one-on-one discussions between the Chairman of the Nominating and Governance Committee and each Director to solicit additional feedback and provide individual feedback Board Report •Board and Committee evaluation results provided to full Board Closed Session •Closed Session discussion of Board and Committee evaluations led by our Chairman and independent Committee chairs Policies and practices are updated as appropriate or desirable per evaluation results and discussions CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS 24 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 26 CHKSUM Content: 12606 Layout: 38651 Graphics: 38595 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_question_pms_flow.eps V1.5 composition. Based on the search ﬁrm’s detailed work product and input from members of the Board, the search ﬁrm developed a board skills criteria matrix to help guide Board recruitment over the next several years. Director succession planning is a robust process, and although the Board believes that, on balance, mandatory retirement and term limits would sacriﬁce the contributions of Directors who have been able to develop increasing insight into our strategy and operations over time, two of our Board members who have served for over 15 years are not standing for re-election. As noted above, the Nominating and Governance Committee evaluates the qualiﬁcations and performance of each incumbent Director before recommending his or her nomination for an additional term. Additionally, our Corporate Governance Principles provide that any Director who has a signiﬁcant change in his or her job responsibilities must submit a letter of resignation from the Board, which allows the Board to review the continued appropriateness of the Director’s membership on the Board in light of the changed circumstances. This year, we utilized third-party search ﬁrms, as well as a special committee of Directors consisting of Messrs. Griffin, McNabb and Dietrich (the “Search Committee”), to locate potential candidates with aviation executive experience and ﬁnancial experience. The Board was also solicited for potential candidate recommendations. Several Board members provided recommendations, which were forwarded to the search ﬁrms for consideration. The Search Committee also had a regular cadence of discussions and update meetings with the search ﬁrms to review current candidates, to consider new candidates and to receive follow-up details from the search ﬁrms on their discussions with prospective Board members. The Search Committee’s work with the search ﬁrms ultimately resulted in a short list of highly-qualiﬁed candidates with extensive experience as senior executives in either the aviation industry, ﬁnancial services or logistical ﬁelds. From these candidate pools and through this process, we are further refreshing and strengthening our Board by adding three new Director Nominees: Mr. Borst, who has broad, deep ﬁnancial expertise, Mr. Conner, who is a seasoned former aviation industry executive, and Mr. Willis, who has substantial global transportation and logistics experience. The following graphic illustrates how our Board assessment and refreshment processes support our commitment to help ensure that our Board collectively has the right mix of skills and experience necessary to oversee management, implement our long-term strategy and meet our evolving business and strategic needs: General/Functional Experience: Industry Expertise: P Recent/Current Public Company CEO P Commercial Aviation Expertise P Financial Expertise P Cargo and Freight Operations P Consumer Supply Chain Experience P Digital Technology Expert P Global Business Experience P Other Transportation/Travel Logistics P Transformation and Growth Leader P Sustainability/Environmental Experience Thorough Review of Board Composition Enhanced Board Evaluation Process Identification of Any New and Different Skills to Enhance Board Identification and Evaluation of Potential Candidates Nomination of New Director Candidates CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 25 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 27 CHKSUM Content: 15374 Layout: 15025 Graphics: 56275 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_board_pms_flow.eps V1.5

Board Oversight of Strategy Oversight of the Company’s business strategy and strategic planning is a key responsibility of the Board. The Board believes that overseeing and monitoring strategy is a continuous process and takes a multilayered approach in exercising its duties. The Board is committed to oversight of the Company’s business strategy and strategic planning, including at the Committee level, along with regular Board meetings and at least one meeting each year is primarily focused on strategy. Our strategic plan is reviewed and updated as necessary and appropriate as our business evolves to meet growing and oftentimes changing needs and circumstances. Strategic discussions are led by John Dietrich, our CEO, and other members of senior management. This ongoing effort enables the Board to focus on Company performance over the short, intermediate and long term, as well as the quality of our operations. In addition to ﬁnancial and operational performance, non-ﬁnancial measures, including those related to sustainability and governance, are discussed regularly by the Board and Board Committees. While the Board and its Committees oversee strategic planning, Company management is charged with executing the business strategy. To monitor performance against the Company’s strategic goals, the Board receives frequent updates and actively engages in dialogue with the Company’s Senior Management Team, which is comprised of Messrs. Dietrich, Forbes, Kokas, Schwartz and Steen and Ms. Patricia Goodwin-Peters, our Senior Vice President Human Resources. These boardroom discussions are enhanced when circumstances permit with “hands on” experiences, such as visits to operating facilities and with key customers, providing the Directors with an opportunity to see strategy execution ﬁrsthand. The Board’s oversight and management’s execution of business strategy are viewed with a long-term mindset and focus on assessing both opportunities for and potential risks to the Company, along with the goal of sustaining meaningful shareholder returns. Board Oversight of Risk-Mitigation Process The Board of Directors is responsible for oversight of the Company’s risk-assessment and management process. It exercises its risk-oversight function both as a whole and through delegation to its three standing Committees, each of which meets regularly and reports back to the Board. CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS 26 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 28 CHKSUM Content: 49990 Layout: 49556 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

Board/Committee Areas of Risk Oversight Audit Nominating and and Risk Board Finance Compensation Governance Business resiliency / disaster recovery / insurance O Capital availability / balance sheet O O Compensation & beneﬁts risk O Competition O Corporate governance O O Credit, including liquidity and cash management O O Crisis management O Cybersecurity O Environmental, sustainability and social responsibility O O Establishing / cultivating / maintaining customer relationships and proﬁtability and customer concentration O Financial reporting and tax matters O Financial policies, investment strategies and capital structure O Fleet planning / management O Human capital / talent management / diversity, equity and inclusion O O Internal controls O Investor / shareholder relations O Labor relations O Legal / compliance and related matters O Long-term shareholder value creation O Macroeconomic / Geo-Socio political risk O Operations / performance / service reliability / continuous improvement O Oversight of internal and external auditors O Publicity / reputational / brand management O Regulatory matters O O Safety and security O Shareholder activism O O Strategic planning / business model O Succession planning O O O Vendor and supply chain management, including procurement O CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 27 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 29 CHKSUM Content: 18441 Layout: 50637 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

The Company’s internal control environment facilitates the identiﬁcation and management of risks and regular communications with the Audit and Finance Committee. Our Internal Audit Department conducts an annual companywide risk assessment that includes interviews with, and surveys completed by, more than 100 employees across the globe to identify and assess our highest impact areas and to devise and implement steps to monitor and mitigate risk exposures on an ongoing basis. The Legal Department also conducts anti-bribery risk assessments on a periodic basis with the assistance of outside counsel. The Nominating and Governance, Audit and Finance, and Compensation Committees report to the Board, as appropriate, when a matter rises to the level of a material, enterprise-level risk. In addition to the reports from the Nominating and Governance, Audit and Finance and Compensation Committees, the Board regularly receives brieﬁngs from management on certain operational, safety and commercial risks, ﬁnancial and liquidity risks, information technology and cybersecurity risks and human resources and human capital matters. The Board also periodically discusses risk oversight as part of its annual detailed corporate strategy review. The Company’s management is responsible for day-to-day risk management. Our Internal Audit, Safety and Regulatory Compliance, Corporate Social Responsibility, Security, Corporate Controller, Information Technology, Human Resources, Legal, Business Resiliency, and Treasury Departments serve as the primary monitoring and testing functions for companywide policies and procedures, and manage the day-to-day oversight of the risk-management strategy for the ongoing business of the Company. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, ﬁnancial, operational, technological, compliance, and reporting levels. In addition, the Legal Department manages an online training program that provides training on key compliance matters such as anti-bribery and ethics, with course topics rotating on a periodic basis. The General Counsel reports on the results of this training quarterly to the Audit and Finance Committee. We believe that the division of risk management responsibilities as described above is an effective approach for addressing risks facing the Company. Director Independence The Nominating and Governance Committee has determined that all Directors, including our new nominees, but excluding Mr. Dietrich, are independent under Company standards and SEC and NASDAQ rules. The Nominating and Governance Committee classiﬁes the following Directors nominated for election at the Annual Meeting as independent: Mses. Goulet, Stamps and Zierhoffer and Messrs. Bolden, Griffin and McNabb. Messrs. Borst, Conner and Willis, nominees for election as Directors at the Annual Meeting, have also been classiﬁed as independent. Our Nominating and Governance Committee Charter includes categorical standards to assist the Nominating and Governance Committee in making its determination of Director independence within the meaning of the rules of the SEC and the Marketplace Rules of NASDAQ. The Nominating and Governance Committee will not consider a Director to be independent if, among other things, he or she: • Was employed by us at any time in the last three years; • Has an immediate family member who is, or in the past three years was, employed by us as an executive officer; CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS 28 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 30 CHKSUM Content: 64690 Layout: 45272 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

• Has accepted or has an immediate family member who has accepted any compensation from us in excess of $120,000 during a period of 12 consecutive months within the three years preceding the determination of independence (other than compensation for Board service, compensation to a family member who is a nonexecutive employee, or beneﬁts under a tax-qualiﬁed retirement plan or nondiscretionary compensation); • Is, was or has a family member who is or was a partner, controlling shareholder, or executive officer of any organization to which we made or from which we received payments for property or services in the current year or any of the past three ﬁscal years in an amount that exceeds the greater of $200,000 or 5% of the recipient’s consolidated gross revenues for the year; • Is or has a family member who is employed as an executive officer of another entity where at any time during the last three years any of the Company’s executive officers serve or served on the entity’s compensation committee; or • Is or has a family member who is a current partner of the Company’s independent registered public accounting ﬁrm or was or has a family member who was a partner or employee of the Company’s independent registered public accounting ﬁrm who worked on the Company’s audit at any time during the last three years. Pursuant to the Nominating and Governance Committee Charter and as further required by NASDAQ rules, the Nominating and Governance Committee made a subjective determination as to each nonemployee Director that no relationship exists which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a Director. As part of such determination, the Nominating and Governance Committee examined, among other things, whether there were any transactions or relationships between AAWW and an organization of which a nonemployee Director or Director Nominee has been a partner, shareholder, or officer within the last ﬁscal year. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that a Director is independent. CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 29 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 31 CHKSUM Content: 8540 Layout: 47234 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

Active and Engaged Board As part of the Board’s ongoing review of the Company’s practices and in consideration of speciﬁc shareholder feedback, our Board has implemented many compensation, Board and governance enhancements during recent years. The below table provides a summary of these changes. 2021 Board and Governance P Elected three new directors to the Board, with a focus on ﬁnancial, logistical and aviation skills, and each have a well-rounded range of experience and attributes P Made meaningful changes to Board leadership, including new Chairman of the Board in May 2021 and refreshment of Committee Chairs P Amended the Corporate Governance Principles to formalize the Director orientation and continuing education programs established and maintained by our Chief Executive Officer, General Counsel and other members of senior management P Nominating and Governance Committee Charter amended to provide for the collection and review of the voluntary self-identiﬁed gender and racial characteristics and LGBTQ+ status of each new and continuing Director P Recurring Nominating and Governance Committee brieﬁngs on sustainability matters and ESG reporting metrics and goals by the Director of Corporate Social Responsibility and other members of management P Published the Company’s second ESG Report — “Caring for the World We Carry,” which is posted on the Company’s website P Audit and Finance Committee Charter amended to enhance procedures to ensure the independence of the independent auditor P Committee rotation for all three standing Committees of the Board P Amended the Nominating and Governance Committee Charter to remove no geographic travel restrictions requirement as a consideration for election of new and continuing directors Compensation P Conducted robust shareholder engagement process to discuss changes to 2021 compensation program due to the CARES Act P 100% of long-term incentive compensation granted to Named Executive Officers in 2021 was performance-based and therefore at-risk with extended performance periods P Enhanced the short-term incentive plan by maintaining an individual diversity and inclusion objective for all Named Executive Officers CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS 30 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 32 CHKSUM Content: 13843 Layout: 5598 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

Executive Sessions The independent members of the Board, as well as our Board Committees, meet in executive session (with no management Directors or management present) on a regular basis, as well as upon the request of one or more independent Directors. The sessions have been generally scheduled and led by the Chairman, and executive sessions of our committees are chaired by the respective committee chair. The executive sessions include topics the independent Directors or Committee members deem appropriate. Communications with the Board The Board of Directors welcomes input and suggestions. Shareholders and other interested parties who wish to communicate with the Board may do so by mail to the Office of the Secretary, Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577, or e-mail to corporate.secretary@atlasair.com. All communications received by Directors from third parties that relate to matters within the scope of the Board’s responsibilities will be forwarded to the Chairman of the Board. All communications received by Directors from third parties that relate to matters within the responsibility of one of the Board committees will be forwarded to the Chairman of the Board and the Chairman of the appropriate committee. All Other Recent Enhancements Board and Governance P Recurring Board brieﬁngs on cybersecurity matters by the Senior Vice President of Information Technology (“IT”) and other key members of the IT team P Amended Nominating and Governance Committee charter to add sustainability oversight duties to the list of Committee responsibilities P Moved to proactively prevent potential over-boarding issues by amending Corporate Governance Principles to limit directors to serving on a maximum of four public-company boards (including the Company’s board) P Hiring of Corporate Social Responsibility professional to spearhead our sustainability and corporate social responsibility efforts P Oversaw the strong Company response to the COVID-19 pandemic through frequent Board meetings held throughout the year and regular communications with employees in the form of Town Hall Meetings P Amended the Corporate Governance Principles to provide that AAWW Directors may now serve on no more than three public company audit committees (including the Company’s Audit and Finance Committee) Compensation P Set 2020 Compensation Structure appropriate for our new CEO and COO P Revisions to peer group to reﬂect appropriate comparators for our growing and evolving global business P Added relative TSR performance measure to LTI awards to further strengthen pay-for-performance alignment with no upward modiﬁcation in the event the absolute TSR is negative (even if the relative TSR performance achieved would have provided for an upward adjustment) P Enhanced disclosure around LTI performance target setting and payouts P Increased CEO stock ownership guidelines to 6x base salary to further align CEO incentives with shareholders CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 31 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 33 CHKSUM Content: 42009 Layout: 39234 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5 communications received by Directors from third parties that relate to ordinary business matters that are not within the scope of the Board’s responsibilities are forwarded to AAWW’s General Counsel. Environmental, Social and Governance Our environmental, social and governance (ESG) journey, which began with the Company’s founding, is rooted in our core values, including our unyielding commitments to safety, security, compliance and working as a team to deliver superior results to customers worldwide. We believe long-term growth and success are achieved by sustaining and protecting our natural resources, empowering our employees and business partners, and demonstrating transparency and accountability through responsible corporate governance. In addition, we are committed to the future of our industry by supporting community efforts to attract the next generation of the aviation workforce. We have formalized our current ESG strategy and policy by establishing an internal ESG Steering Council that is comprised of cross-functional business leaders, including leaders from Safety and Regulatory Compliance, Sustainability, Procurement, Legal, Communications, Human Resources, Investor Relations, and Regulatory Affairs. These leaders work closely with our Director of Corporate Social Responsibility to evolve our practices and ensure transparency to meet the growing interest in ESG among a wide range of stakeholders, including our customers. Our ESG strategy guides us to ensure our place as an aviation industry leader that partners with our stakeholders to foster economic and social progress while safeguarding the environment. BOARD OF DIRECTORS ESG Accountability at a Glance Oversight + Accountability NOMINATIONG & GOVERNANCE COMMITTEE CEO/SENIOR MANAGEMENT TEAM EMPLOYEES ESG STEERING COUNCIL Feedback and Engagement CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS 32 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 34 CHKSUM Content: 39647 Layout: 61767 Graphics: 3588 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_ESG_pms_flow.eps V1.5

Our full Board of Directors has accountability and broad oversight of our ESG initiatives and performance, and receives periodic updates from members of our senior executive team. In addition, our Nominating and Governance Committee, which oversees environmental and sustainability matters under its Charter, also works closely with senior management and our ESG Steering Council to oversee and monitor certain key ESG initiatives. ESG performance is important to our customers, employees and other stakeholders and is playing an increasingly prominent role in our long-term sustainable growth plan. Accordingly, active shareholder engagement and dialogue is an integral part of our sustainability commitment. The table below highlights some of our environmental and social programs and policies. To learn more about our ESG initiatives, please visit our website to read our current ESG report, “Caring for the World We Carry,” which was published in June 2021. Our next ESG report is scheduled to be published in May of 2022 and will include select SASB and TCFD disclosures. Our ESG Report may be viewed on our corporate website under “About Us — ESG Report” at https://www.atlasairworldwide.com/esg-pages/ esg-report/. Priorities Practices & Policies • Participating in CORSIA, the United Nations program aims to stabilize international civil aviation net CO2 emissions at 2019 levels, from 2021, using offsetting programs • Current & future ﬂeet purchases are superior in terms of fuel efficiency, range, noise, capacity and loading capabilities • 747-8F and 777 aircraft are approximately 16% more fuel-efficient than our 747-400s and produce approximately 15% lower carbon dioxide emissions and are 30% less noisy • Conserve fuel wherever possible through our FuelWise fuel-management information system, which has been producing results since 2006. FuelWise enables tracking of fuel-burn rates to identify additional opportunities to conserve fuel • Work closely with customers to plan routes that are more fuel-efficient • Quality & Safety protocols have produced a strong record of no signiﬁcant spills of fuel, de-icing ﬂuids or other liquids • We strive to minimize our environmental footprint by reducing our natural resource consumption and responsibly managing the lifecycle of the materials we use • We work to promote clean air and water, waste diversion and recycling, and energy efficiency • We are reducing energy consumption from the use of LED lighting and high-efficiency HVAC systems, in all new facilities • We are exploring WELL Building Standard and Green Building Initiative (GBI) certiﬁcation to verify the environmental, health and wellness performance of our buildings • Quality & Safety protocols have produced a strong record of no signiﬁcant spills of fuel, de-icing ﬂuids or other liquids Reducing Aircraft Emissions Reducing Aircraft Noise Reducing Resource Consumption Environmental CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 33 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 35 CHKSUM Content: 55503 Layout: 22694 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

Priorities Practices & Policies • We work closely with NGOs and nonproﬁts to support communities with humanitarian aid, which included providing monetary support to help during the surge of COVID-19 in India and aid in the recovery of communities in Kentucky devastated by tornadoes • Operated relief mission to ship of over 100k metric tons of medical aid to Moldova, which has the largest concentration of refugees per capita among Ukraine’s neighboring countries • Transported nearly 10,000 Afghan evacuees and their families from various locations into the United States • Health and safety of our employees, particularly our crewmembers, is of paramount importance. Our Safety Management System encompasses our Safety Policy; Risk Management; Safety Assurance; and Safety Promotion • We are driving improvement in DEI through a number of initiatives, including the establishment of Employee and Executive DEI Councils that represent a broad demographic and geographic population of employees • We have affirmative action plans in place to ensure that qualiﬁed applicants and employees are receiving an equal opportunity for recruitment, selection, advancement and every other term and privilege associated with employment at AAWW • We maintain close relationships with a variety of institutions of higher learning, including Vaughn College of Aeronautics and Technology through which we have hired a number of students, some of whom have risen to become officers of the Company • Announced the Atlas Air Scholarship Fund, which will award scholarships to employees’ children that are high school seniors or enrolled in a two- or four-year college/university or vocational school • Partnering with Junior Achievement to help prepare students for success in school and their careers • Helping to build the aviation talent pipeline through collaboration with schools and programs that encourage STEM learning, from young learners through to college and technical school graduates Safety & Security Employee Experience Community Impact & Philanthropy Enhancing Global Prosperity Labor Relations Social • Nominating & Governance Committee revised its charter to assume speciﬁc oversight responsibility for environmental and sustainability practices, with quarterly reports provided by management to the Committee • Participating in industry and governmental initiatives to optimize air traffic management systems to promote reductions in fuel use and emissions and fewer interruptions at airports • Our Code of Conduct sets forth business policies and practices that guide our company culture and apply to all employees of any AAWW subsidiary in accordance with laws and best practices • Our Audit and Finance Committee monitors our Code of Ethics applicable to members of the Board, our CEO, our CFO, and other senior ﬁnancial executives, including our Treasurer and Corporate Controller; it is reviewed on an annual basis • We have a “zero tolerance” policy for harassment, discrimination or retaliation of any kind in the workplace • Our data protection and cybersecurity practices are rigorous and assured by third-party specialists Corporate Governance Ethics & Integrity Compliance Data Privacy & Cybersecurity Public Policy Advocacy Governance CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS 34 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 36 CHKSUM Content: 39713 Layout: 57017 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

Code of Ethics and Employee Handbook Our Audit and Finance Committee monitors our Code of Ethics applicable to the CEO, Senior Financial Officers and Members of the Board of Directors. The Code includes certain provisions regarding disclosure of violations and waivers of, and amendments to, the Code of Ethics by covered parties. The Code of Ethics is reviewed on an annual basis by our Audit and Finance Committee. Any person who wishes to obtain a copy of our Code of Ethics may do so by writing to the Office of the Secretary, Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577. A copy of the Code of Ethics is available in the “About Us — Structure and Governance” section of our website at www.atlasairworldwide.com. Our Employee Handbook and Code of Conduct is applicable to all employees globally. We regularly conduct a comprehensive global review of our Employee Handbook to ensure it is compliant with applicable laws and consistent with best practices. The Employee Handbook addresses such topics as compliance with applicable federal, state and local laws; expectations regarding employee conduct; conﬂicts of interest; equal employment opportunity; promoting a workplace free from harassment and discrimination; paid time off and work place leaves; protection of intellectual property and proprietary information; and numerous other personnel policies and procedures. In March 2022, we completed our most recent review and update to the Employee Handbook and provided the updated handbook to our employees globally. Anti-Hedging and Anti-Pledging Policies In addition to prohibiting Directors, Officers and employees from trading in AAWW stock while in possession of material non-public information, our Insider Trading Policy also prohibits certain transactions in AAWW stock that may create the potential for the interests of a Director, Officer or employee to diverge from the interests of AAWW and its shareholders. In particular, our policy prohibits Directors, officers and employees from: P Engaging in hedging or other monetization transactions involving AAWW’s securities, including through the use of ﬁnancial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, among others P Engaging in transactions involving AAWW’s securities and put options, call options or other derivative securities, on an exchange or in any other organized market P Holding Company securities in a margin account or pledging AAWW securities as collateral for a loan P Short-selling our securities Compensation of Nonemployee Directors The compensation of our nonemployee Directors is reviewed by the Compensation Committee on a periodic basis. The Compensation Committee last reviewed the compensation amounts for nonemployee directors in tandem with Pay Governance, the Compensation Committee’s independent consultant. Based on such review, the Committee determined that the compensatory arrangements currently in place for the nonemployee Directors are appropriate and that no changes to such arrangements would be made. CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 35 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 37 CHKSUM Content: 1403 Layout: 47234 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

Compensation for our nonemployee Directors consists of the following: Cash Retainer • Each of our nonemployee Directors receives a $95,000 annual cash retainer, payable quarterly in advance. Equity Compensation — Restricted Stock Units • On the date of our annual meeting of shareholders, each of our nonemployee Directors receives a grant of restricted stock units for a number of shares having a value of $110,000 (calculated based on the closing price of our Common Stock on the date of grant). • The RSUs generally vest and are automatically converted into common shares on the one-year anniversary of the date of grant. • Nonemployee directors have the option to defer the receipt of common shares resulting from the vesting of their restricted stock units. Chairman • The Chairman of the Board receives $150,000 annually. • The Chairs of the Audit and Finance Committee, the Compensation Committee and the Nominating and Governance Committee receive $20,000, $15,000 and $15,000, respectively, per year. Meeting Fees • Directors do not receive regular meeting fees. However, if more than six meetings of the Board or any Committee occur (determined independently) in any given year, meeting fees are paid at the rate of $1,500 per meeting (with the Chairman of the Board or the Committee Chair being paid at the rate of $3,000 for any such meeting). Medical, Dental and Vision Care Insurance (frozen and only available to those Directors who joined the Board in or prior to 2011) • Optional medical, dental and vision care coverage for certain nonemployee Directors and their eligible dependents on terms and at a premium cost similar to that charged to employees (currently one participant). • Participation in the Company’s medical plans (at full premium cost to the Director) following retirement from the Board until becoming Medicare eligible, provided that the Nonemployee Director retired after attaining age 60 and had at least 10 years of Board service. 2021 Total Compensation of Nonemployee Directors The following table shows (i) the cash amount paid to each nonemployee Director for his or her service as a nonemployee Director in 2021, and (ii) the grant date fair value of restricted stock units awarded to CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS 36 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 38 CHKSUM Content: 40377 Layout: 50159 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5 each nonemployee Director in 2021, calculated in accordance with the accounting guidance on share-based payments. Mr. Dietrich did not receive any additional compensation for his service as a Director in 2021. Fees Paid in Cash Stock Awards Total Name ($) ($)(1) ($) (a) (b) (c) (h) Timothy J. Bernlohr 125,000 109,976 234,976 Charles F. Bolden, Jr. 108,500 109,976 218,476 Beverly K. Goulet 56,895 109,976 166,871 Bobby Griffin 120,500 109,976 230,476 Carol B. Hallett 105,500 109,976 215,476 Duncan McNabb 219,890 109,976 329,866 Sheila A. Stamps 130,000 109,976 239,976 John K. Wulff 108,500 109,976 218,476 Carol J Zierhoffer 56,895 109,976 166,871 (1) These units vest on the one-year anniversary of the grant date. The grant date fair value was $73.22 per share. Nonemployee Directors’ Outstanding Equity Awards at Fiscal Year-End 2021 The table below shows outstanding equity awards for our nonemployee Directors as of December 31, 2021. To reinforce our ownership philosophy, nonemployee Directors are subject to our Stock Ownership Guidelines (the “Guidelines”), which provide that Board members own shares of our Common Stock equal to at least $380,000 (four times the annual cash retainer) or 7,500 shares, whichever is less. Nonemployee directors have ﬁve years from their appointment to meet their stock ownership requirement. All of our non-employee Directors have met or are on track to meet their objectives within the required ﬁve-year period. Market Value of Number of Shares or Shares or Units of Units of Stock That Stock That Have Not Vested Have Not Vested Name Grant Date (#)(1) ($)(2) Timothy J. Bernlohr 5/25/2021 1,502 141,368 Charles F. Bolden, Jr. 5/25/2021 1,502 141,368 Beverly K. Goulet 5/25/2021 1,502 141,368 Bobby Griffin 5/25/2021 1,502 141,368 Carol B. Hallett 5/25/2021 1,502 141,368 Duncan McNabb 5/25/2021 1,502 141,368 Sheila A. Stamps 5/25/2021 1,502 141,368 John K. Wulff 5/25/2021 1,502 141,368 Carol J. Zierhoffer 5/25/2021 1,502 141,368 (1) The grant date fair value of units granted on May 25, 2021 was $73.22 per share. (2) The market values reﬂect the closing price of our Common Stock on the NASDAQ Global Market on December 31, 2021, which was $94.12 per share. As noted above, nonemployee Directors also have the option to defer settlement of RSUs received in prior years. CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 37 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 39 CHKSUM Content: 2313 Layout: 14168 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

Board and Committee Information Our Board maintains three standing Committees, an Audit and Finance Committee, Compensation Committee, and Nominating and Governance Committee, each of which has a charter that details the Committee’s responsibilities. The charters for all the standing Committees of the Board of Directors are available on our website located at www.atlasairworldwide.com under the “About Us — Structure and Governance” section. The charters are also available in print and free of charge to any shareholder who sends a written request to the Secretary at Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577. Nominating and Governance Committee The Nominating and Governance Committee currently consists of Mr. Griffin (Chairman), Mr. McNabb, Ms. Hallett, and Mr. Wulff, each of whom is an independent Director within the meaning of the applicable NASDAQ rules. The principal functions of the Nominating and Governance Committee are to: • Identify and approve individuals qualiﬁed to serve as members of our Board, including the current focus on Board refreshment; • Select Director Nominees for the next annual meeting of shareholders; • Review at least annually the independence of our Directors; • Oversee our Corporate Governance Principles; • Perform or oversee an annual review of the CEO, the Board and its Committees; and • Oversee key ESG and sustainability initiatives, with quarterly reports provided by management to the Committee. In addition, the Nominating and Governance Committee received regular updates on corporate governance developments as a matter of leading practice. The Nominating and Governance Committee held ﬁve meetings in 2021. Evaluation of Director Nominees Our Nominating and Governance Committee is responsible for reviewing and developing the Board’s criteria for evaluating and selecting new Directors. It is extensively involved in the Board refreshment processes presently in place at the Company. The Nominating and Governance Committee’s charter sets forth the criteria for skills and characteristics for Directors (see “Election of Directors” for the qualiﬁcations and experience of current Directors). The Nominating and Governance Committee identiﬁes new candidates from a variety of sources, including recommendations submitted by shareholders. The Nominating and Governance Committee strives to maintain an independent Board with broad and diverse experience and judgment that is committed to representing the long-term interests of our shareholders. New and incumbent Directors are individually evaluated from a skills and characteristics perspective on a number of different factors, including the following traits: high personal standards; the ability to make informed business judgments; literacy in ﬁnancial and business matters; the ability to be an effective team member; a commitment to active involvement and an ability to give priority to the Company; no affiliations with competitors; achievement of high levels of accountability and success in his or her given ﬁelds; experience in the Company’s business or in professional ﬁelds or other industries CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS 38 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 40 CHKSUM Content: 29141 Layout: 49556 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5 or as a manager of international business so as to have the ability to bring new insight, experience or contacts and resources to the Company; no direct affiliations with major suppliers, customers or contractors; and preferably previous public-company board experience with good references. The Nominating and Governance Committee will also consider whether potential Nominees are independent, as deﬁned in applicable rules and regulations of the SEC and NASDAQ. The Board will nominate new Directors only from candidates identiﬁed, screened, and approved by the Nominating and Governance Committee. The Nominating and Governance Committee uses the criteria speciﬁed above when considering candidates for a Board seat and then searches for candidates that best meet those criteria without limitations imposed on the basis of race, ethnicity, gender, or national origin. The Board will also take into account the nature of and time involved in a Director’s service on other boards in evaluating the suitability of individual Directors and making its recommendation to AAWW’s shareholders. Service on boards of other organizations must be consistent with our conﬂict of interest policies applicable to Directors and other legal requirements. The Board believes that diversity with respect to gender, race, ethnicity, background, professional experiences and perspectives is an important element in the Board selection process. The Nominating and Governance Committee charter provides that diversity (including age, gender, race and ethnicity) should be a factor in assessing the Board’s core competencies as a whole. Both the Nominating and Governance Committee and the full Board will consider such attributes, in addition to diversity of cultural background and professional experience, when reviewing candidates for the Board and in assessing the Board’s overall composition. The goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise, skills, specialized knowledge and other qualiﬁcations and attributes of the individual Directors. Our Nominating and Governance Committee will consider shareholder recommendations for candidates to serve on the Board, provided that such recommendations are made in accordance with the Nominating and Governance Committee’s policy on security-holder recommendations of Director Nominees (the “Shareholder Nominating Policy”), which is subject to a periodic review by the Nominating and Governance Committee. Among other things, the Shareholder Nominating Policy provides that a shareholder-recommendation notice must include the shareholder’s name, address, and the number of shares beneﬁcially owned, as well as the period of time such shares have been held, and should be submitted to the Office of the Secretary, Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577. A copy of our current Policy on Security Holder Recommendation of Director Nominees is available in the “About Us — Structure and Governance” section of our website at www.atlasairworldwide.com. In evaluating shareholder Nominees, the Board and the Nominating and Governance Committee seek to achieve a balance of knowledge, experience, and capability. As a result, the Nominating and Governance Committee evaluates shareholder Nominees using the same membership criteria set forth above. Corporate Governance Principles We annually review our Corporate Governance Principles, believing that sound corporate governance practices provide an important framework to assist the Board in fulﬁlling its responsibilities. The business and affairs of AAWW are managed under the direction of our Board, which has responsibility for establishing broad corporate policies, setting strategic direction, and overseeing management. An informed, independent, and involved Board is essential for ensuring our integrity, transparency, and long- term strength, and maximizing shareholder value. The Corporate Governance Principles address such topics as codes of conduct; Director nominations and qualiﬁcations; Board Committees; Director CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 39 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 41 CHKSUM Content: 24524 Layout: 47234 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5 compensation; conﬂicts and waivers of compliance; powers and responsibilities of the Board; Board independence; meetings; Director access to officers and other employees; shareholder communications with the Board; annual Board evaluations; ﬁnancial statements and disclosure matters; delegation of power; and oversight and independent advisors. Recent revisions to our Corporate Governance Principles include formalizing the existing Director orientation and continuing education programs, the creation of a Lead Independent Director role, limiting Directors from serving on no more than four public company boards (including the Company’s Board), and further limiting Directors from serving on no more than three public company audit committees (including the Company’s Audit and Finance Committee). A copy of our Corporate Governance Principles is available in the “About Us — Structure and Governance” section of our website at www.atlasairworldwide.com. Audit and Finance Committee The Audit and Finance Committee of the Board of Directors currently consists of ﬁve outside Directors: Mses. Stamps (Chair) and Zierhoffer, and Messrs. Bernlohr, Bolden and Wulff, each of whom is an independent Director within the meaning of the applicable rules and regulations of the SEC and NASDAQ (see also “Director Independence” above). The Board has determined that Ms. Stamps and Messrs. Bernlohr and Wulff are “audit committee ﬁnancial experts” as deﬁned under applicable SEC rules. The Audit and Finance Committee’s primary function, as set forth in its written charter (available on our website at www.atlasairworldwide.com in the “About Us — Structure and Governance” section) is to assist the Board in overseeing the: • Quality and integrity of the ﬁnancial statements of the Company; • Qualiﬁcations and independence of our independent registered public accounting ﬁrm; • Performance of the Company’s internal audit function and independent registered public accounting ﬁrm; • Compliance with legal and regulatory requirements by the Company; • Effectiveness of the Company’s ﬁnancial reporting process, disclosure practices and systems of internal controls; and • Company’s ﬁnancial policies, investment strategies and capital structure. The Audit and Finance Committee is also responsible for overseeing the Company’s Code of Ethics (see also “Code of Ethics and Employee Handbook” above) and related party transactions. The Audit and Finance Committee reviews and reassesses the adequacy of its charter on an annual basis and recommends proposed changes to the Board of Directors for approval. The Audit and Finance Committee held nine meetings in 2021. Evaluation of Independent Registered Public Accounting Firm At least annually, the Audit and Finance Committee evaluates the independent registered public accounting ﬁrm’s qualiﬁcations, independence and performance. The Audit and Finance Committee is also responsible for appointing the independent registered public accounting ﬁrm and approving, in advance, audit and permitted nonaudit services in accordance with the Committee’s preapproval policy (see also “Proposal No. 2” below). CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS 40 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 42 CHKSUM Content: 10993 Layout: 49556 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

The Audit and Finance Committee received from AAWW’s independent registered public accounting ﬁrm, PricewaterhouseCoopers LLP (“PwC”), the written communications required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit and Finance Committee concerning independence and satisﬁed itself as to the independence of PwC. In addition to PwC’s independence, the Audit and Finance Committee considered several other factors in deciding whether to reappoint PwC, including the quality of PwC’s staff and work; PwC’s procedures related to quality control; the quality and candor of communication and interaction with our PwC team; PwC’s capability and expertise to perform an audit of a company having the complexity of AAWW’s business; the length of time PwC has served as the Company’s independent registered public accounting ﬁrm; the appropriateness of PwC’s fees; and the potential impact of changing our independent registered public accounting ﬁrm. As a result, the Audit and Finance Committee has selected PwC as the Company’s independent registered public accounting ﬁrm for the year ending December 31, 2022. See Proposal 2 herein for additional information concerning the reappointment of PwC as the Company’s independent registered public accounting ﬁrm. Audit and Finance Committee Report AAWW management has responsibility for the Company’s ﬁnancial statements and the ﬁnancial reporting process, including the Company’s system of internal control over ﬁnancial reporting. PwC is responsible for auditing AAWW’s ﬁnancial statements and internal control over ﬁnancial reporting. In this context, the Audit and Finance Committee has reviewed and discussed AAWW’s audited consolidated ﬁnancial statements as of and for the ﬁscal year ended December 31, 2021, including the effectiveness of the Company’s internal control over ﬁnancial reporting, with management and with PwC. The Audit and Finance Committee discussed with PwC the matters required to be discussed by Auditing Standard No. 1301 — Communications with Audit Committees, including critical audit matters related to the 2021 audit. Based upon its reviews and discussions, including the matters related to PwC’s independence, as described above, the Audit and Finance Committee recommended, and the Board of Directors approved, that AAWW’s audited consolidated ﬁnancial statements be included in the Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021, for ﬁling with the SEC. THE AUDIT AND FINANCE COMMITTEE Sheila A. Stamps, Chair Timothy J. Bernlohr Charles F. Bolden, Jr. John K. Wulff Carol J. Zierhoffer Compensation Committee Duties and Responsibilities The Board’s Compensation Committee assists the Board in discharging and performing its duties regarding the compensation of our executives, including our NEOs, executive succession planning, elements of human capital management, and other matters. The Compensation Committee is also the administrator of our long-term incentive award and short-term bonus plans. CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 41 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 43 CHKSUM Content: 51646 Layout: 47234 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

The Compensation Committee is also responsible for: • Reviewing, evaluating and establishing compensation plans, programs and policies for, and reviewing and approving the total compensation of, our senior executives at the level of executive vice president and above, including our CEO; • Monitoring the search for, and approving the proposed compensation for, all senior executives at the level of executive vice president and above and periodically reviewing and making recommendations to the full Board regarding the compensation of Directors; and • Retaining and overseeing the independent compensation consultant that provides advice regarding executive and Director compensation matters. Processes and Procedures Following approval of the annual budget, either before or during the ﬁrst quarter of each year, the Committee establishes the related minimum ﬁnancial performance objective required before any short- term incentive award payment may be made, as well as the related objectives for ﬁnancial, on-time performance / customer service reliability and individual performance goals and objectives for senior executives. All are taken into account in setting the performance range for each such executive and ultimately in determining the amount of each such executive’s short-term award payment, if any. The Compensation Committee establishes these criteria, with the advice of the independent compensation consultant and outside counsel, as appropriate, after reviewing information submitted to the Compensation Committee by the CEO and General Counsel (at the request of the Compensation Committee). Our CEO also provides information to the Committee regarding short- and long-term incentive plans that the Compensation Committee considers, with the advice of the independent compensation consultant, our General Counsel, and outside counsel, in its determination of awards under those plans. Our CEO does not make recommendations or participate in the Compensation Committee or Board process for establishing his own compensation. The Compensation Committee is required by its charter to meet at least four times annually. During 2021, the Compensation Committee held six meetings and acted once by written consent. In 2021, the Compensation Committee consisted of ﬁve outside Directors, Mr. Bernlohr (Chair), Mr. Bolden, Ms. Goulet, Mr. Griffin, and Ms. Hallett, each of whom is an independent Director within the meaning of applicable SEC and NASDAQ rules. Compensation Determination Process The Compensation Committee has primary responsibility for determining and approving, on an annual basis, the compensation of our CEO and other named executive officers. The Compensation Committee receives information and advice from its independent compensation consultant, independent legal counsel, as well as from our human resources, ﬁnance and legal departments and management to assist in compensation determinations. • Role of Independent Compensation Consultant • The Compensation Committee has engaged the services of Pay Governance LLC, which reported directly to the Compensation Committee and provided no other services to the Company or any of its affiliates. For 2021, the Compensation Committee assessed the independence of Pay Governance pursuant to the SEC and NASDAQ rules and concluded that CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS 42 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 44 CHKSUM Content: 54307 Layout: 49556 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5 no conﬂict of interest existed that would prevent Pay Governance from independently representing the Compensation Committee. • Pay Governance LLC provides advice and analysis to the Compensation Committee on the design, structure and level of executive and director compensation, and, when requested by the Compensation Committee, attends meetings of the Compensation Committee and participates in executive sessions without members of management present. The independent compensation consultant reports directly to the Compensation Committee, and the Compensation Committee reviews, on an annual basis, the independent compensation consultant’s performance and provides the independent compensation consultant with direct feedback on its performance. • Role of Our Senior Executives • While the Compensation Committee has the responsibility to approve and monitor compensation for our executive officers, management plays an important role in determining executive compensation. Management, at the request of the Compensation Committee, recommends ﬁnancial goals that drive the business and works with Pay Governance LLC to analyze competitive market data and to recommend compensation levels for our executive officers. Our CEO and General Counsel likewise assist the Compensation Committee by providing their evaluation of the performance of our other executive officers and recommending compensation for NEOs other than themselves, based on individual performance. Any individual whose performance or compensation is to be discussed at a Compensation Committee meeting does not attend such meeting (or the applicable portion of such meeting) unless speciﬁcally invited by the Compensation Committee, and the CEO is not present during voting or deliberations regarding his compensation. The Committee’s Risk Assessment of Our Compensation Policies The Compensation Committee is aware of the need to routinely assess the Company’s compensation policies and practices as they relate to the Company’s risk management and whether the structure and administration of the Company’s compensation and incentive programs could promote imprudent and excessive risk-taking. With the support of Pay Governance, the Compensation Committee considered the structure and administration of our compensation program and determined that our program is appropriately balanced and it does not create risks that are reasonably likely to have a material adverse effect on the Company. Signiﬁcant factors contributing to their conclusion included: • Extent of oversight. The Compensation Committee, with support supplied from members of management, regularly reviews the performance of our compensation plans. • Governance. Oversight roles are clearly deﬁned throughout the Company to ensure that pay plans are aligned with business goals and risk tolerances, stress tested under realistic assumptions, and balanced between corporate standards and business-unit autonomy. • Risk proﬁle and balance within the incentive structure. Our plans are designed by the Compensation Committee to appropriately balance ﬁxed and variable pay, cash and equity, short- and long-term incentives, and corporate, business-unit and individual performance goals. • Plan design. Our plans are designed to avoid such features as overly steep incentive slopes, unreasonable goals or thresholds that may incentivize unnecessary risk-taking, uncapped payouts, rigidly formulaic awards, undue focus on any one element of compensation, and misaligned timing CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 43 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 45 CHKSUM Content: 28196 Layout: 47234 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5 of payouts and we maintain risk mitigating features including the Compensation Committee’s retained discretion with respect to assessing awards, clawbacks, and shareholding requirements. • Performance metrics. Performance metrics reﬂect risk and use of capital, quality and sustainability of results and do not provide an incentive to management to seek short-term results that encourage high-risk strategies designed to exact short-term results at the expense of long-term performance and value. In addition, such awards contain a direct shareholder-return metric, as described in more detail in the Compensation Discussion and Analysis section. • Individual performance. Short-term incentive awards are determined, in part, based on the Compensation Committee’s evaluation of individual performance and contributions. Further, the Compensation Committee may exercise a certain amount of discretion in approving ﬁnal award payouts, which mitigates the potential for inappropriate risk-taking that can result from a strict application of formulaic compensation arrangements. • Clawback policy. The Compensation Committee has adopted a clawback policy, pursuant to which, the Company may seek to recoup certain incentive-based compensation in the event the Company is required to restate its publicly reported ﬁnancial statements due to material noncompliance with any ﬁnancial reporting requirement under the securities laws as a result of misconduct. Compensation Committee Interlocks and Insider Participation None of the members of the Compensation Committee during 2021 (Mr. Bernlohr, Mr. Bolden, Ms. Goulet, Mr. Griffin, and Ms. Hallet) has ever been an officer or employee of the Company or had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K. None of our executive officers served as a member of the board of directors or the compensation committee of any entity that had one or more of its executive officers serving as a member of the Board or Compensation Committee. CORPORATE GOVERNANCE, BOARD AND COMMITTEE MATTERS 44 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:29 | 22-3499-1.da | Sequence: 46 CHKSUM Content: 33620 Layout: 49556 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, PANTONE 116 U (CMYK), Black GRAPHICS: none V1.5

COMPENSATION DISCUSSION AND ANALYSIS Our Compensation Discussion and Analysis (CD&A) describes Atlas Air’s executive compensation program, including total 2021 compensation, for our named executive officers (“NEOs” or “Named Executive Officers”) listed below: John W. Dietrich President and Chief Executive Officer James Forbes Executive Vice President and Chief Operating Officer Adam R. Kokas Executive Vice President, General Counsel and Secretary Spencer Schwartz Executive Vice President and Chief Financial Officer Michael T. Steen Executive Vice President and Chief Commercial Officer Section Subject Page n 2021 Business Performance 46 n Overview of the CARES Act and Related 2021 Executive 47 Compensation Matters n Executive Compensation Philosophy and Objectives 48 n Pay-for-Performance 50 n Leading Practices and Risk Mitigation 52 n Consideration of Most Recent Say-on-Pay Vote and Shareholder 53 Engagement n Impact of the CARES Act: 2021 and Beyond 55 n Speciﬁc Components of Compensation 57 n Base Salary 57 n Performance-Based Compensation: Short- and Long-Term 58 Incentive Compensation n Peer Group 67 n Other Elements of Compensation 69 n Additional Compensation Policies 69 Compensation Committee Report 71 n 2021 Summary Compensation Table 72 n 2021 Grants of Plan-Based Awards 74 n 2021 Outstanding Equity Awards 75 n 2021 Stock Vestings 76 n Nonqualiﬁed Deferred Compensation 76 n Employment Agreements 77 n Potential Payments upon Termination or Change in Control 78 Business Overview Discussion of our Compensation Program Compensation Tables and Explanatory Notes COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 45 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 1 CHKSUM Content: 45992 Layout: 57741 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Business Overview 2021 Business Performance With the strength, ﬂexibility and resiliency of our global business model, we delivered safe, high-quality service to our customers despite an operating environment ﬁlled with persistent pandemic-related obstacles. We leveraged our world-class ﬂeet and global operating capabilities to increase aircraft utilization to capitalize on strong customer demand and higher airfreight yields. As a result, we delivered record volumes, revenue and earnings in 2021. * Adjusted EBITDA, adjusted net income and adjusted diluted earnings per share are non-GAAP measures. A reconciliation to the most directly comparable GAAP measures may be found on Page 48 and Page 49 of our 2021 Annual Report on Form 10-K, included with our Annual Report to Shareholders. In 2021, we continued to execute on strategic initiatives to diversify our business mix, expand our customer base, grow our long-term customer agreements, generate cost savings through operating efficiencies and other continuous improvement initiatives, and enhance our portfolio of assets and services. Our results reﬂected the leadership of our ACMI, CMI and Charter services, the annuity-like contribution of our Dry Leasing business, progress in our efficiency and productivity initiatives, and higher aircraft utlization to meet strong customer demand for our services. A Leader in Global Airfreight Atlas Air Worldwide is a global leader, having driven substantial growth in our business over the past several years. We have established a solid platform from which to capitalize on our achievements and build our future opportunities. Our focus on express, e-commerce and fast-growing global markets, including Asia and South America, is driving robust demand for our aircraft and services, and producing outstanding ﬁnancial results. We have a formidable ﬂeet of aircraft, an unparalleled network of customers and unrivaled global operating expertise. Key Results for 2021 • Surpassed $4 billion in revenue for the ﬁrst time in our company’s history • Reported net income grew to $493.3 million, or $16.16 per diluted share • On an adjusted basis, EBITDA* grew to $1.07 billion and net income* increased to $551.0 million, or $18.51 per diluted share* • Volumes in 2021 rose to a record 364,061 block hours • 2021 TSR of approximately 73% 46 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 2 CHKSUM Content: 13516 Layout: 47401 Graphics: 43283 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: atlas_air_4c_logo.eps V1.5

We operate the world’s largest ﬂeet of 747 freighters, along with large ﬂeets of 777s, 767s and 737s that play a key role in our customers’ operating networks and in the global supply chain. Airfreight is also a vital element in a modern, global economy, fostering international trade, providing efficient access to markets, and contributing to global economic development. It also plays an important role in providing humanitarian relief during times of need. With the best team in the industry driving our business forward, and the guidance of our Board of Directors, Atlas Air Worldwide is strategically positioned to be a leader in the strong future of airfrieght, serving the growing needs of our customers and the global supply chain. Overview of the CARES Act and Related 2021 Executive Compensation Matters As we discussed in last year’s Proxy Statement, in May 2020, the Company entered into a Payroll Support Agreement (“PSP Agreement”) with the United States Department of Treasury in connection with the funding made available to cargo air carriers under the CARES Act. In connection with the PSP Agreement and the CARES Act, the Company was subject to restrictions on the amount of total compensation that could be provided to certain employees, including each of the Company’s NEOs, from March 24, 2020 through March 24, 2022 (the “CARES Limitation Period”). In general, the CARES Act restrictions provided that a covered employee may not receive, in any 12 consecutive month period during the CARES Limitation Period, compensation that exceeded the amount such employee received in calendar year 2019, in each case as calculated under applicable guidance. In the case of employees who received more than $3 million in total compensation in 2019, the employees could not receive, in any 12 consecutive month period during the CARES Limitation Period, compensation that exceeded the sum of (i) $3 million and (ii) 50% of the total compensation in excess of $3 million received by such employee in calendar year 2019, in each case as calculated under applicable guidance. Due to the timing of the CARES Act restrictions and the time period with respect to which they are calculated, the compensation earned by our Chief Executive Officer and Chief Operating Officer during the CARES Limitation Period was further limited because the CARES Act restrictions were applied to their lower pre-promotion compensation levels. The CARES Act and PSP Agreement also contains restrictions on severance and similar payments. Company management designed processes to ensure compliance with the CARES Act compensation limitations. Throughout 2020 and 2021, the actions of both our Compensation Committee and senior management team have remained principles-based and aligned with the Company’s compensation philosophy. Our Compensation Committee understood the importance of developing a 2021 compensation program that would allow us to motivate and retain our management team, incentivize a high level of operational performance and reliability during this challenging global period when airfreight has been of critical importance, and reward the hard work and high performance of our executives as they operate a global airline during a pandemic. It was also important that our 2021 compensation program allowed us to maintain the loyalty of our executives, recognize the potential overall reductions in their respective incentive compensation opportunities due to the CARES Act, and comply with the compensation limitations of the CARES Act. As described in greater detail below, for 2021, our Compensation Committee, together with its independent compensation consultant, implemented signiﬁcant changes to our 2021 executive compensation program. Most notably, all 2021 long-term incentive compensation paid to our NEOs was COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 47 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 3 CHKSUM Content: 27045 Layout: 32708 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5 in the form of performance-based cash awards that, in certain cases, had extended vesting and performance periods. This change increased the proportion of compensation that was subject to performance conditions and provided an opportunity for executives to earn, in the future, based on the achievement of set performance targets and goals, the compensation that they were not able to receive during such period as calculated under applicable guidance. In addition, no equity-based long-term incentive awards were granted to our executives, including our NEOs, in 2021. Because our executives did not receive equity-based long-term incentive awards in 2021, they did not fully realize the increase in value that such awards would have beneﬁted from given our impressive TSR in 2021. Executive Compensation Philosophy and Objectives As noted in the introduction of this CD&A, the short- and long-term incentive compensation design and award decisions made by our Compensation Committee were made to motivate and retain our executives, including our NEOs, and comply with the executive compensation retrictions imposed by the CARES Act. This section describes the design and intent of those programs based on the context of the environment in which those decisions were made, and provides insight as to how the Committee may re-align the structure of our executive compensation program after the CARES Limitation Period has ended. Performance-Based Compensation: Short- and Long-Term Incentives At-Risk Philosophy: The Compensation Committee believes that a signiﬁcant portion of a senior executive’s compensation should be at-risk, based upon the Company’s ﬁnancial and operating performance. Performance-based compensation aligns senior executive compensation with our goals for corporate ﬁnancial and operating performance and encourages a high level of individual performance. As in prior years, our 2021 executive compensation program also aligns executive pay to the successful execution of our strategic plan as well as longer term stockholder value creation. Also, in 2021, during the CARES Act restrictions, our NEO’s entire long-term incentive grant was performance based. There were no time-based long-term incentives granted in 2021. Direct Link between Compensation and Business Strategy Our compensation programs are designed to drive achievement of our short- and long-term business strategies and provide competitive opportunities, principally dependent on the successful achievement of performance goals closely tied to Company performance, as exempliﬁed by the features and metrics set forth below. The Compensation Committee takes a holistic approach to incentive compensation, using a combination of related short- and long-term performance-based incentives to encourage achievement of the Company’s annual, as well as longer-term, strategic goals. This approach has evolved as we consider and take into account the feedback we receive during our extensive shareholder engagement process. 48 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 4 CHKSUM Content: 49740 Layout: 28632 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

As described in greater detail in the section entitled Discussion of our Compensation Program on pages 52-63, for 2021, short-term incentives were granted pursuant to the Strategic Bonus Plan (“SBP”), which had an extended 15-month performance period beginning January 1, 2021 through March 31, 2022 as compared to our traditional annual incentive program. Such 15-month period ran through the end of the CARES Limitation Period. In addition, our NEOs received two types of performance based long-term incentive cash awards: (i) a traditional performance based award (as described below) with a three-year performance period from January 1, 2021 through December 31, 2023 (the “Traditional LTI Performance Cash”), and (ii) a performance-based award subject to customer on-time performance (“OTP”) performance metrics that reﬂect our rigorous customer on-time performance goals, and vest over three vesting periods ((a) January 1, 2021 through March 31, 2022; (b) January 1, 2022 through December 31, 2022; and (c) January 1, 2023 through December 31, 2023) (the “OTP Performance Award”). The OTP Performance Award further incentivized operational performance during this challenging global period when airfreight has been of critical importance. Our compensation program has evolved as we focus on ensuring that executive pay is well aligned with Company performance. As we continue to reﬁne and enhance our compensation programs, we look forward to continuing our open dialogue with our shareholders during our shareholder engagement process on these and other matters. * We use Adjusted Net Income (“ANI”) in assessing the performance of the Company’s ongoing operations and in planning and forecasting future periods. ANI excludes certain noncash income and expenses and items impacting year-over-year comparisons of our results, providing useful information in evaluating our annual ﬁnancial results. In addition, as a result of outstanding warrants, our diluted shares outstanding ﬂuctuate as a function of our share price throughout the year, making an absolute metric such as ANI more useful for our investors and analysts than a per-share metric. Short-Term Incentives Company Financial Performance – Adjusted Net Income* Adjusted Net Income OTP / Customer service reliability – Stringent on-time standards specified under customer contracts Customer OTP Company Business Plan and Strategic Initiatives Individual Performance Objectives (based heavily on the Company’s Business Plan and Strategic Initiatives) Long-Term Incentives – Performance Cash EBITDA Growth EBITDA Growth Traditional LTI Performance Award Return on Invested Capital Return on Invested Capital Relative TSR TSR Customer OTP Stringent on-time standards specified under customer contracts OTP Performance Award NEO Performance Metric Company Performance Metric COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 49 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 5 CHKSUM Content: 17578 Layout: 8348 Graphics: 36829 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_ann_incen_pms_flow.eps V1.5

How We Incorporate Pay-for-Performance into Our Compensation Programs Our Compensation Committee believes that our compensation practices have played a key role in our steady operating and ﬁnancial results during transformative growth periods, as well as some of the more challenging times experienced generally in the global air freight industry given the cyclicality of the business. Our compensation programs are designed to drive achievement of our business strategies and provide competitive opportunities, principally dependent on the successful attainment of goals closely tied to Company performance. The performance metrics within the executive compensation program are designed to drive the achievement of key business, ﬁnancial, on-time customer, and operational short- and strategic long-term results, in addition to individual contributions. The Compensation Committee achieves its pay-for-performance goals by: • Granting short- and long-term incentive compensation to our NEOs in 2021 that were 100% performance-based and settled in cash due to the executive compensation restrictions required by the CARES Act. None of our NEOs received an equity-based award in 2021, and none of our executives received a time-based LTI award in 2021. • Aligning short-term incentives with key ﬁnancial, on-time customer reliability, and operating objectives that directly tie to the Company’s strategy and holistic approach to achieving success. • Aligning long-term incentive awards with executive retention and our shareholders’ interests by basing awards on key Company ﬁnancial metrics and long-term operating performance. • Balancing pay mix appropriately between ﬁxed and variable pay, short- and long-term pay and performance metrics that are tied to business strategy that aligns with shareholder interests and long- term value creation, including the incorporation of a relative total shareholder return modiﬁer into long-term incentive awards. Primary Components of NEO Compensation The below table summarizes the three primary components of our NEOs’ compensation for ﬁscal 2021: Elements of Pay Form Links to Performance Purposes n Reviewed regularly to consider changes in responsibility, experience, market competitiveness, and contributions to Company success Fixed annual compensation Cash Base Salary n Derived from our annual operating plan and results (Adjusted Net Income) n Close alignment with shareholder interests n Strictly performance-based against measureable metrics n No payout if performance is below threshold Adjusted Net Income On-time customer reliability metrics Individual performance objectives Cash Short-Term Incentive 50 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 6 CHKSUM Content: 34640 Layout: 1236 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Elements of Pay Form Links to Performance Purposes Most 2021 CEO Compensation Opportunity is Performance-Based and At-Risk We designed our CEO’s compensation opportunity to be largely performance-based and at-risk. For 2021, 89% of our CEO’s maximum total direct compensation opportunity (base salary and maximum payout opportunity of short- and long-term incentive awards granted in 2021) was performance-based and at-risk. At target levels, 83% of such compensation was performance-based. As noted in the chart below, approximately 68% of our CEO’s maximum total direct compensation opportunity was granted in the form of long-term multiyear performance-based cash opportunities and 21% in short-term incentive opportunity. In addition, our relative TSR modiﬁer and other attributes of our performance-based long-term incentive awards result in most of the 2021 compensation opportunity structured to be performance-based. Our CEO did not receive any time- or equity-based incentives in 2021. As a result, our CEO, along with our other NEOs, were not able to fully realize the increase in value that such awards would have beneﬁted from given our meaningful TSR performance of approximately 73% in 2021. Long-Term Incentives Traditional Performance Awards (cash for 2021) Growth in Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA growth”) Return on Invested Capital (“ROIC”) Relative TSR n Links NEO and long-term shareholder interests n Serves as a key retention tool and a strong long-term performance driver n Performance-based against measureable metrics; no payout guaranteed (all metrics) n Close alignment to shareholder returns via a relative metric (TSR) n Speciﬁcally responsive to shareholder feedback OTP Based Performance Awards On-time customer reliability metrics and goals n Value tied to Company’s service reliability and on-time performance under its customer contracts n Strongly correlated to customer satisfaction 2021 CEO Target Total Direct Compensation 2021 CEO Maximum Pay Opportunity 83% of “target” pay is meaningfully at-risk 89% of “max” pay opportunity is meaningfully at-risk OTP Based Performance Cash Award 33% OTP Based Performance Cash Award 20% Base Salary 17% Short- Term Incentive 17% Short- Term Incentive 21% Traditional Performance-Based Cash Award 33% Traditional Performance-Based Cash Award 48% Base Salary 11% COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 51 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 7 CHKSUM Content: 62361 Layout: 891 Graphics: 27253 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_ceo_comp_pms_pie.eps V1.5

Leading Practices and Risk Mitigation The Compensation Committee as per its charter meets at least four times annually. During 2021, the Compensation Committee held six meetings and acted once by written consent. In 2021, the Compensation Committee consisted of ﬁve outside Directors, Mr. Bernlohr (Chair), Mr. Bolden, Ms. Goulet, Mr. Griffin, and Ms. Hallett, each of whom is an independent Director within the meaning of applicable SEC and NASDAQ rules. Through our compensation program design and related policies, we pursue the alignment of interests of our executives with those of our shareholders over a multiyear long-term basis that is focused on our business plan and long-term strategic plan. The following table sets forth a number of our compensation and corporate governance practices, which were primarily enacted in response to shareholder feedback and which reﬂect market best practices. P Seek input from shareholders on our executive compensation program, governance practices, environmental and sustainability matters, as well as any other issues that our shareholders would like to discuss during the year P Include a relative total shareholder return modiﬁer to performance LTI Awards to further align payout with our stock price performance P Maintain robust stock ownership guidelines applicable to our executive officers and outside directors P Conduct annual “Say-on-Pay” votes P “Clawback” of short-term incentive compensation to discourage imprudent risk-taking P Strict “Double Trigger” equity vesting for all NEO LTI Awards P Most 2021 NEO compensation is variable and tied to our ﬁnancial performance, the performance of our stock price, or both P Annually review our compensation programs to avoid encouraging excessively risky behavior P Management and the Compensation Committee regularly evaluate share utilization levels by reviewing the cost and dilutive impact of equity compensation O No signiﬁcant perquisites. We do not provide for items such as personal use of airplanes, Company-provided autos and/or auto allowances, or club dues O No hedging or pledging shares. Strict prohibition on hedging and monetizing transactions involving Company securities and from engaging in certain speculative transactions in respect of Company securities. No waivers, preclearance or exceptions permitted O No adjustments to in-ﬂight incentives in 2021, despite the challenging macroeconomic conditions and the global pandemic O No adjustment of compensation metrics or calculations for shareholder buybacks What We Do P What We Don’t Do O 52 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 8 CHKSUM Content: 39371 Layout: 30955 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Consideration of Most Recent Say-on-Pay Vote & Shareholder Engagement Our Compensation Committee seeks to align the key elements of the Company’s executive compensation program with the interests of the Company’s shareholders. On an annual basis, the compensation of our NEOs, as disclosed in our annual Proxy Statement, is submitted to our shareholders for a non-binding advisory vote (“Say-on-Pay”). At our 2021 annual meeting, 96.75% of the votes cast were in favor of the Say-on-Pay proposal. 2021 Pay and Performance. During the CARES Limitation Period, our compensation program design was signiﬁcantly impacted by the CARES Act restrictions on executive compensation. Accordingly, none of our NEOs received an increase in their respective base salary and all long-term incentive award grants were subject to performance metrics, and in some cases such awards had extended vesting periods. The Company continued to have strong operational and ﬁnancial performance despite the persistent challenges caused by the COVID-19 pandemic. Notably the Company’s share price increased approximately 73% in 2021. Active Shareholder Engagement. Routine and consistent investor outreach is fundamental to our commitment to engagement, communication, and transparency with our shareholders. Throughout the year, we proactively maintain relationships with our largest institutional shareholders, and make efforts to be in contact with as many shareholders as possible, to solicit feedback and ensure our Board and management have insight into the issues that are most important to our shareholders so that we can better understand our shareholders’ perspectives. We also met with certain of the proxy advisory ﬁrms that are followed by some of our large shareholders. The feedback that we received from our shareholders was very positive, with many expressing appreciation for the increased transparency regarding our shareholder outreach process and the steps the Company took to address the feedback. Other topics that were covered during outreach discussions with investors included: • The Company’s strong ﬁnancial and operational performance; • Changes to the 2021 executive compensation program resulting from CARES Act restrictions; • Our continued response to the COVID-19 pandemic; • Environmental and sustainability matters, including the continued enhancement of our disclosure of such matters as well as the development of related metrics and goals; Engaged with holders of almost 60% of our total outstanding shares, which is comprised of More than 75% of our Top 30 holders COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 53 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 9 CHKSUM Content: 10057 Layout: 56305 Graphics: 4231 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_outstand_pms_pie.eps V1.5

• Our thoughtful approach to Board and Committee composition and refreshment; and • Newer shareholder policies. Shareholder feedback that we received during our engagement meetings was discussed by our Compensation Committee and considered as we implemented and administered our 2021 compensation program and governance practices, and developed our 2022 compensation and incentive programs. What We Heard How We Addressed Additional Enhancements in Response to Shareholder Feedback. In recent years we have received many supportive and positive comments on the Company’s direction (both from a business growth and governance perspective). Below are some of the other executive compensation changes that were made in response to speciﬁc shareholder feedback as part of our Compensation Committee’s continued efforts to remain responsive to matters that are important to our shareholders and the Company. We conﬁrmed that our executives, including our NEOs, received 100% cash-settled performance- based incentives in 2021, and noted that the Committee intends to resume its traditional equity grant structure following the end of the CARES Limitation Period (late March 2022). In addition, we explained that the compensation earned by our CEO and COO (each appointed January 1, 2020) during the CARES Limitation Period was signiﬁcantly impacted because the CARES Act limits applied to their pre-promotion compensation levels. Similarly, the incentive compensation earned by certain other executives was reduced in order for the Company to continue to be fully compliant with the CARES Act compensation restrictions Questions regarding changes to our compensation program in 2021 due to the impact of the CARES Act restrictions and the importance of adequately disclosing any such changes We conﬁrmed that each of our NEOs has a DEI individual objective under the SBP . In addition, we discussed the work our Executive and Employee DEI Councils are doing to help build the aviation talent pipeline through collaboration with schools and programs that encourage STEM learning Discussed the importance of diversity, equity and inclusion We provided detail regarding our Board’s Nominating and Governance Committee’s oversight responsibility for our environmental and sustainability practices. In addition, we discussed the development of our third ESG Report, which will be more aligned with the requirements set forth by the leading SASB and TCFD disclosure standards Discussed environmental and sustainability matters and Board oversight / involvement in such matters 54 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 10 CHKSUM Content: 52509 Layout: 17785 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Added relative TSR performance measure to LTI awards to strengthen pay-for-performance link Transitioned to strict double-trigger standard for all awards, requiring actual separation from service for second trigger Continued enhancement of overall CD&A disclosure, including additional disclosure regarding LTI performance target setting Increased CEO stock ownership guidelines to 6x base salary to further align our CEO’s interests with those of our shareholders Enhanced graphic disclosure of shareholder outreach process and feedback as well as our long-term incentive mix and opportunity Discussion of Our Compensation Program Impact of the CARES Act Restrictions on Executive Compensation: 2021 and Beyond The Compensation Committee, with input from its independent compensation consultant and outside counsel, approved changes to the design of the Company’s 2021 executive compensation program to comply with the compensation limitations of the CARES Act. In addition, the Compensation Committee worked to ensure that the 2021 executive compensation program was designed to motivate, retain, and deliver value to our executives, albeit on a longer timeline, to encourage a high level of performance and reward them for their continued contributions to the Company in a year in which the Company achieved record volumes, revenue and earnings. The ﬁrst chart below highlights the historical structure of the Company’s compensation program and the changes made in 2021. The second chart provides a preview of how the Compensation Committee may seek to adjust the Company’s compensation program after the CARES Limitation Period ends. 2021 Changes to the Company’s Compensation Program In 2021, the Company’s traditional Annual Incentive Plan, which historically has had a 12-month performance period, was replaced with a 15-month Strategic Bonus Plan with a performance period and vesting requirements that extended beyond the CARES Limitation Period. The extended performance period incentivized longer term performance during the continuing global pandemic as well as provided a retention tool during the ongoing “war for talent.” COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 55 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 11 CHKSUM Content: 57261 Layout: 14520 Graphics: 13765 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_transition_pms_flow.eps V1.5

All of the performance metrics under the SBP were measured over the extended 15-month performance period. However, despite the extended performance period, the bonus opportunity for each executive participating in the SBP will be calculated based on 12-months of his or her respective base salary. Accordingly, there will be no overlap in the bonus value an executive is eligible to earn under the 2021 SBP and the 2022 annual incentive plan, which is anticipated to have a 12-month performance period. In addition, instead of our NEOs receiving some combination of time-vested restricted stock units (“RSUs”), performance share units (“PSUs”) and performance-based cash awards, they only received long-term incentives in the form of performance-based awards that for 2021 are only settled in cash. The time-vested RSUs that our NEOs typically would have received if not for the compensation limitations of the CARES Act, were replaced with a long-term incentive OTP Performance Award with the same aggregate value, as noted in the graph below. Post-CARES Act Changes to the Company’s Compensation Program Our Compensation Committee understands the importance of maintaining a compensation program that seeks to motivate and retain our executive team, including our NEOs. Upon the lapse of the restrictions imposed by the CARES Act, our Compensation Committee will move to resume granting a substantive portion of LTI towards equity-settled pay in order to further strengthen alignment with shareholders. The chart below is illustrative of the program design changes being considered by the Committee. Pre-CARES Act FY2021 / CARES Act Base Salary Base Salary 12-month ANI, OTP / Service Reliability, Individual Objectives Extend measurement period for ANI, and OTP / Service Reliability, & Individual Objectives No change No change Shifted to 2021 SBP + LTI Shift from equity to cash; add OTP performance metric Shift from equi ty to cash Annual Incentive Plan (“AIP”) 15-month (FY21 through Q1 FY22) ANI, OTP / Service Reliability, & Individual Objectives Strategic Bonus Plan (“SB”) 3-year EBITDA Growth & 3-year ROIC + TSR Modifier 3-year performance period Traditional Performance Cash Award OTP performance metric 3-year ratable vesting Tranche 1: 15-month performance period Tranches 2 and 3: 12-month performance period OTP Based Performance Cash Award 3-year EBITDA Growth & 3-year ROIC + TSR Modifier 3-year performance period Performance Share Units 3-year EBITDA Growth & 3-year ROIC + TSR Modifier 3-year performance period Traditional Performance Cash Award 2021 NEO Compensation in Excess of CARES Act Limits 3-year ratable vesting Restricted Stock Units 56 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 12 CHKSUM Content: 59931 Layout: 49602 Graphics: 45802 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_pre_cares_pms_flow.eps V1.5

Speciﬁc Components of Compensation The three primary components for our NEOs’ compensation include (1) Base Salary, (2) Short-Term Incentives and (3) Long-Term Incentives. See “Primary Components of NEO Composition” on page 47 as well as below for additional details on our compensation components. 1. Base Salary Purpose: Compensate executives for their leadership, management responsibility, experience, sustained high level of performance, and contribution to our success. Process for setting base salary: The amount of any senior executive salary increase is determined by the Compensation Committee in consideration of a number of factors including, but not limited to, the nature and responsibilities of the position; level of performance of the individual; expertise of the individual; internal equity considerations regarding executives at similar levels with similar years of experience; advice of the Compensation Committee’s independent compensation consultant, including survey data; and recommendations of the CEO (except regarding his own salary). Base salary levels for NEOs are generally reviewed annually by the CEO and the Compensation Committee in the ﬁrst quarter, which is when the Compensation Committee reviews each NEO’s performance for the prior year. Due to the limitations required by the CARES Act, none of our NEOs received a base salary increase in 2021. FY2021 / CARES Act FY2022 / Post-CARES Act Base Salary Base Salary 12-month ANI, OTP / Service Reliability, & Individual Objectives No change Shift a portion of cash award back to equity award Residual continues as cash award Shift from cash award to equity award Revert to 12-month measurement period for ANI, OTP / Service Reliability, & Individual Objectives AIP 15-month (FY21 through Q1 FY22) ANI, OTP / Service Reliability, & Individual Objectives SBP 3-year EBITDA Growth & 3-year ROIC + TSR Modifier 3-year performance period Traditional Performance Cash Award OTP performance metric 3-year ratable vesting Tranche 1: 15-month performance period Tranches 2 and 3: 12-month performance period OTP Based Performance Cash Award 3-year EBITDA Growth & 3-year ROIC + TSR Modifier 3-year performance period Performance Share Units 3-year EBITDA Growth & 3-year ROIC + TSR Modifier 3-year performance period Traditional Performance Cash Award 3-year ratable vesting Restricted Stock Units 2021 Highlight P No NEOs received an increase in their respective base salaries in 2021 COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 57 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 13 CHKSUM Content: 18651 Layout: 38686 Graphics: 38112 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_post_cares_pms_flow.eps V1.5

2. Short-Term Incentive Program Short-term cash incentive compensation awards to our executives were made under our SBP in 2021. Bonuses are payable based on the achievement of the ANI, on-time performance / customer service reliability, and individual business objectives, as further described below. As a preliminary matter, the Company must generate a threshold level of ANI for any award to become payable under the SBP . We believe that having a short-term at-risk compensation element gives all employees, including our NEOs, a ﬁnancial stake in the achievement of our business objectives and motivates them to use their best efforts to ensure that we achieve those objectives. In 2020, the Annual Incentive Plan payment for each of our NEOs was reduced and the payment of our Chief Operating Officer’s performance cash award relating to the 2018-2020 performance period was also reduced, in each case to maintain compliance with the CARES Act and the PSP Agreement. The Compensation Committee, with advice from its independent compensation consultant and outside counsel, approved a one-time increase in the 2021 target bonus opportunity under the SBP for each of our NEOs to provide our NEOs with an opportunity to “earn back” the reduced 2020 compensation (with the possibility of earning a modest amount of additional compensation due to the reduction of the 2020 annual incentive awards, with any such amounts being earned more than a year later). With respect to Mr. Forbes, the Compensation Committee approved an increase in his target bonus opportunity from 70% to 85% of his base salary on an ongoing basis, which is in-line with the historical target bonus opportunity of our other Executive Vice Presidents. Each of our executives is assigned a minimum threshold bonus opportunity, a target bonus opportunity, and a maximum bonus opportunity. The 2021 bonus opportunity range for each named executive is set forth in the table below (for Messrs. Dietrich, Kokas, Schwartz and Steen, it was a modest one-time increase in bonus opportunity in response to the pay reductions due to the CARES Act compensation restrictions): Range of Bonus Opportunity as % of Base Salary (Threshold – Target – Executive Maximum) Mr. Dietrich 93.8 – 125 – 250% Mr. Steen 82.5 – 110 – 220% Mr. Kokas 71.25 – 95 – 190% Mr. Schwartz 71.25 – 95 – 190% Mr. Forbes 63.75 – 85 – 170% 2021 Highlights P SBP has an extended 15-month measurement period (as opposed to 12 months), which applies to all goals and objectives under the plan, including Company performance metrics (ANI and OTP) and individual objectives P Exceptional ﬁnancial and operational performance for ﬁscal year 2021; however, ﬁnal results and payout under SBP to be determined in Q2 2022 after Q1 2022 ﬁnancial results are released P Each NEO has a DEI individual objective under the SBP 58 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 14 CHKSUM Content: 60256 Layout: 697 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

How We Set Our SBP Incentive Metrics: We base a signiﬁcant portion of our executives’ compensation on the Company’s ﬁnancial and operating performance to align senior executive compensation with our goals for corporate ﬁnancial as well as operating performance and to encourage a high level of individual performance. The short-term metrics upon which our incentive plans are structured are designed to drive, on an integrated basis, the achievement of key business, ﬁnancial, on-time performance / customer service reliability, and operational results, as well as to recognize the individual contributions of our executives towards these goals. In designing the short-term incentive awards for our executives, the Compensation Committee considers the Board-approved annual budget, as well as the Company’s short- and long-term strategic goals, and then designs the short-term targets, which for 2021 were 15-months, including adjusted net income, around the Board-approved budget and strategic plan, which is consistent with the earnings framework that we provide publicly in our related earnings release. As described below, each of our SBP metrics is set at a challenging, rigorous level, which results in payouts only for strong performance. Alignment between Our Performance, Our Strategy and Our SBP Incentive Metrics: Set forth below are the metrics used under our SBP in 2021, which provide appropriate rewards for key ﬁnancial performance and objective results in support of our business strategy and do not promote imprudent or excessive risk-taking. Each of the metrics is measured for the full 15-month SBP performance period (January 1, 2021 through March 31, 2022). In addition, we believe that our performance metrics align and underscore the link between incentive compensation and the successful execution of our business strategy, and reﬂect our ongoing commitment to a pay-for-performance compensation philosophy. 2021 Short-Term Incentive Award Company Financial Performance Metrics Weighting Link to Company Individual Performance Metrics Aligned with the creation of shareholder value and the achievement of objective relevant ﬁnancial performance targets 60% Adjusted Net Income Objective, measurable goals that provide an incentive to management to meet or exceed challenging standards set by our customers in the applicable service agreements (maintaining superior on-time customer reliability is essential to differentiating AAWW from its competitors and strengthening long-term customer relationships) 20% On-time performance / customer service reliability Tied directly to the annual and long-term goals set in our Board-approved annual operating budget and long-term strategic plan, including continuous improvement and cost savings, diversifying our business, human capital management, and enhancing our ﬁnancial results 20% Individual performance objectives COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 59 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 15 CHKSUM Content: 30366 Layout: 49938 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Note: Detailed quantitative Company ﬁnancial performance goals for our incentive compensation plans are disclosed for the completed 2021 ﬁscal year. Due to the potential for competitive harm, goals for incomplete performance periods will be disclosed in next year’s Proxy Statement. 2021 SBP In 2021, we continued to leverage our core competencies and market leadership amid ever-changing regulatory and operational challenges driven by the COVID-19 pandemic. Despite these difficulties, we achieved record ﬁnancial results for ﬁscal 2021. Upon the completion of the 15-month performance period on March 31, 2022, we will measure the formulaic result of our ANI, on-time performance / customer reliability metric, and the achievement of individual performance objectives to determine the SBP payout opportunity for our NEOs and other bonus-eligible executives. The bonus payout under the 2021 SBP will occur in the second quarter of ﬁscal 2022 after the ﬁrst quarter 2022 results are released. The Company’s performance with respect to the 2021 ANI metric will not be favorably impacted by the 2020 funds received pursuant to the CARES Act and PSP Agreement. Below are further details on each element of the SBP . Adjusted Net Income* — Objective Metric. Similar to the Company’s traditional annual incentive plan, the most heavily weighted performance factor in the 2021 SBP is ANI, which is measured for the 15-month performance period. For purposes of the SBP , the ANI performance range was (1) a threshold amount of $218.2 million, (2) $290.9 million for the target amount, and (3) $320.0 million representing maximum achievement. The Company’s ANI achievement for ﬁscal 2021 was a Company record of $551.0 million; however, the ﬁnal ANI achievement under the SBP will be calculated at the end of the 15-month performance period. * ANI is a non-GAAP measure. A reconciliation to the most directly comparable GAAP measure may be found on page 48 of our 2021 Annual Report on Form 10-K, included with our Annual Report to Shareholders. On-Time Performance / Customer Service Reliability — Objective Metric. An additional performance metric that will be used to determine the 2021 SBP payments is our OTP / customer service reliability metric. Our 2021 OTP / customer service reliability goals are objective, measurable goals that are set to meet or exceed challenging standards set forth in our ACMI, CMI and AMC/Military customer contracts. For the 2021 SBP , our weighted overall on-time performance will be calculated at the end of the 15-month performance period (January 1, 2021 through March 31, 2022). While such goals are customer-speciﬁc and proprietary, they are all very aggressive and denote a high level of on-time performance. On-time performance is a key element to our Company’s success and our NEOs each have a role in ensuring that such performance metrics are met. 2021 Individual Performance Objectives. Individual short-term performance objectives for our NEOs are reviewed with and approved by the Compensation Committee as part of the process when the Company’s annual operating plan is being reviewed and approved by the Board of Directors. These individual performance objectives are based in large part on our annual business plan and our long-term strategic plan, including enhancing our ﬁnancial results and diversifying our business, among others. At the end of the SBP performance period, our Compensation Committee will review each NEO’s accomplishments for ﬁscal 2021 and the ﬁrst quarter of 2022 in detail and certify each NEO’s level of achievement with respect to their individual performance objectives. 60 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 16 CHKSUM Content: 31775 Layout: 60664 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

To assess individual performance under our SBP , the Committee will consider achievements against each NEO’s individual goals: • For Mr. Dietrich, individual discretionary goals were tied to, among other things: executing the Company’s strategic plan; supporting business, ﬂeet and customer expansion/renewals; driving continuous improvement savings; promoting a strong culture of safety; managing and advancing the Company’s long-term strategy; and driving the Company’s DEI strategy to support recruitment, training and development efforts • For Mr. Forbes, individual discretionary goals were tied to, among other things: continuing to build and cultivate strong customer relationships; enhancing network resiliency; driving continuous improvement savings; driving the Company’s DEI strategy to support recruitment, training and development efforts; promoting a strong culture of safety; supporting comprehensive staffing program; and managing operational requirements and procedures necessary to support COVID-19 vaccine movements • For Mr. Kokas, individual discretionary goals were tied to, among other things: executing key elements of the Company’s strategic plan; supporting key business, ﬂeet and customer expansion/renewals; helping to drive the Company’s DEI strategy to support recruitment, training and development efforts; advancing the Company’s long-term labor strategy; driving continuous improvement savings; and, leading a shareholder outreach process that articulates the Company’s strategy, goals, and achievements • For Mr. Schwartz, individual discretionary goals were tied to, among other things: executing the Company’s strategic plan; maintaining a strong balance sheet; executing ﬁnancing initiatives to support the business; ﬂeet and customer growth; driving continuous improvement savings; leading proactive investor communications; and driving the Company’s DEI strategy to support recruitment, training and development efforts • For Mr. Steen, individual discretionary goals were tied to, among other things: optimizing yields, ﬂeet deployment and utilization; cultivating a pipeline of proﬁtable growth opportunities in all key operating segments; continuing to drive the Company’s DEI strategy to support recruitment, training and development efforts; expanding the Company’s customer base; and, developing a strategy of continued expansion through the Titan and Bain Capital Credit joint venture 3. Long-Term Incentive Compensation During 2021, the Compensation Committee made long-term incentive grants to our NEOs entirely in the form of performance-based cash awards with performance targets that are subject to multi-year performance metrics. 2021 Highlights P 100% of the incentive awards granted to NEOs were performance-based P 83% of the CEO’s target total compensation opportunity is at-risk P No adjustments were made to the ﬁnancial targets or metrics under outstanding awards, whether due to the continued impact of the global pandemic or otherwise COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 61 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 17 CHKSUM Content: 59982 Layout: 15013 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

The total long-term incentive grant in a given year is based on a multiple calculated as a percentage of base salary. The multiple is converted into an aggregate LTI plan award opportunity value, which, for 2021, was then converted into a target value of performance-based cash awards. Notably, because our executives did not receive equity-based long-term incentive awards in 2021, they did not fully realize the increase in value that such awards would have beneﬁted from given our impressive TSR in 2021. For 2021, the aggregate target value of the LTI award was split equally between two types of performance-based cash awards: (i) the Traditional LTI Performance Cash award and (ii) the OTP Performance Award, both of which will become fully vested at the end of a three-year measurement period, as more fully described below. Traditional Performance-Based Awards Key characteristics of the Traditional LTI Performance awards granted in 2021 are as follows: • Pays only if the Company achieves, over a three-year period, rigorous preset objective ﬁnancial targets measured as compared to comparative ﬁnancial targets for a peer group. • Subject to the following ﬁnancial metrics: EBITDA growth, Average ROIC and Relative TSR. • The value of the award (if any) will be realized by the NEOs and reported in the Summary Compensation Table at the end of the three-year performance period, and then only based upon if the awards meet applicable performance criteria. • Granted entirely in cash in 2021 due to CARES Act executive compensation limitations. Long-term performance incentives are directly linked to the Company’s long-term strategic initiatives that are intended to enhance shareholder long-term interests and are consistent with the key long-term metrics favored by a majority of our shareholders — EBITDA growth, Average ROIC and a relative TSR metric. For 2021, our NEOs also received a performance-based cash award that is subject to rigorous OTP metrics (in lieu of the traditional RSU grant). Traditional Performance Cash OTP Performance Cash 100% Performance Based LTI Award for 2021 (Target Value) 62 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 18 CHKSUM Content: 25310 Layout: 9832 Graphics: 50787 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, PANTONE 116 U (CMYK), Black, Atlas Blue (CMYK) GRAPHICS: 3499-1_lti_mix_pms_pie.eps V1.5

OTP Performance Awards Key characteristics of the OTP Performance Awards granted in 2021 are as follows: • Based on rigorous objective, measurable on-time performance / customer service reliability goals that are set to meet or exceed challenging standards set forth in our ACMI, CMI and AMC/Military customer contracts. • Has three separate performance periods, each of: (i) January 1, 2021 through and including March 31, 2022; (ii) January 1, 2022 through and including December 31, 2022; and (iii) January 1, 2023 through and including December 31, 2023, as described on page 61. • The value of the award (if any) will be realized by the NEOs and reported in the Summary Compensation Table at the end of each of the three performance periods, and then only if the applicable OTP threshold is met. • Replaced the traditional RSU grant as the 2021 LTI award was granted entirely in performance-based cash due to CARES Act executive compensation limitations. Goal Setting — How We Set Our Traditional LTI Incentive Metrics: In designing the long-term incentive awards for our executives, the Compensation Committee considers the Board-approved business annual plan, as well as long-term strategic goals, and designs the long- term incentive targets, including Average ROIC and EBITDA growth. We believe that most of our executives’ total compensation should be at-risk. The Committee also believes that a signiﬁcant portion of our executives’ total compensation should be equity-based, which provides a strong alignment between the senior executives’ compensation and our shareholders’ interests. However, due to the restrictions imposed by the CARES Act, we were not able to grant equity-based LTI awards in 2021, but would look to do so in future years after the CARES Act restrictions lapse on March 24, 2022. Our long-term business strategy contemplates initiatives that enhance our organizational and operating capabilities, generate additional operating efficiencies, broaden our portfolio of assets and services, and diversify our business mix. Link between Our Performance, Our Strategy and Our LTI Incentive Metrics: Set forth below are the metrics used under our performance-based long-term incentive awards granted in 2021, which provide appropriate rewards for key ﬁnancial performance and objective results in support of our business strategy and do not promote imprudent or excessive risk-taking. In addition, we believe that our performance metrics align and underscore the link between incentive compensation and the successful execution of our long-term business strategy, and reﬂect our ongoing commitment to a pay-for-performance compensation philosophy. COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 63 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 19 CHKSUM Content: 18463 Layout: 42175 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Long-Term Incentives Traditional Performance Award Performance Metrics Weighting Rationale OTP Performance Award Traditional Performance-Based Awards We have not disclosed the Company’s speciﬁc EBITDA growth and Average ROIC targets for the three- year performance period (2021-2023) because they represent conﬁdential, commercially sensitive information that we do not disclose to the public and that could cause competitive harm if known in the marketplace. • Implemented as a direct result of shareholder feedback • Adds relative metric to our LTI (Company three-year share performance compared to S&P SmallCap 600 Index companies) • Further aligns compensation with shareholder returns and value • No upward modiﬁcation in the event the absolute total shareholder return is negative, even if the Relative TSR performance achieved would have provided for an upward adjustment +/- 20% adjustment based on relative performance against comparator group Relative TSR modiﬁer • Objective, measurable goals that provide an incentive to management to meet or exceed challenging standards set by our customers in the applicable service agreements (maintaining superior on-time customer reliability is essential to differentiating AAWW from its competitors and strengthening long-term customer relationships) 100% On-time performance / customer service reliability • Drives growth and proﬁtability through the efficient use of capital and encourages prudent risk-taking • Used because the Company’s strategic plan involves a signiﬁcant investment program in its aircraft ﬂeet, and the ability of the Company to manage its balance sheet to generate returns is an important measure to investors 50% Average ROIC • Encourages management to pursue long-term proﬁt potential and cash ﬂow opportunities and is consistent with achievement of the Company’s long-term strategic goals • Used for companies in industries like ours that require signiﬁcant upfront ﬁnancial investments. EBITDA growth is an appropriate measure of underlying proﬁt potential and an indicator of operating cash ﬂow 50% EBITDA growth 64 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 20 CHKSUM Content: 64452 Layout: 65484 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Both the Company’s EBITDA growth and Average ROIC targets for the 2021-2023 performance period, as well as the factors that inﬂuence these measures, such as revenue and efforts to control costs, are inherently competitive and, if disclosed, would provide valuable insight into areas of focus for the Company. The Compensation Committee sets the EBITDA growth and Average ROIC goals at a level that it believes would be challenging but possible for the Company to achieve. In the interest of providing as much disclosure as appropriate to aid shareholders in assessing the rigor of our LTI metrics, below is a detailed description of our LTI goal-setting process. In addition, we have included, and will continue to include, the threshold, target, and maximum levels as well as the actual performance level of each LTI metric for completed performance periods. Our long-term incentive performance metrics relate to key Company long-term strategies and provide substantial payouts only upon achievement of exceptional performance. At the end of the three-year performance measurement period, the awards vest based on a performance matrix ranging from no payout if the Company’s performance is in the bottom quintile of both EBITDA Growth and Average ROIC metrics to 2x target vesting if performance on both metrics is in the top quintile. Target vesting (100% of the award) is achieved if the Company’s performance is at the target level. Traditional LTI Performance awards are further subject to a relative total shareholder return (“Relative TSR”) modiﬁer, based on AAWW share price performance during the three-year performance period relative to the component companies of the S&P 600 SmallCap Index. The Relative TSR modiﬁer will be applied to the vesting percentage determined based on the achievement of the EBITDA Growth and Average ROIC metrics and could increase or decrease that vesting percentage by up to 20%. However, no upward modiﬁcation will be made in the event the absolute total shareholder return is negative, even if the Relative TSR performance achieved would have provided for an upward adjustment. OTP Performance Awards Our 2021 OTP / customer service reliability goals are objective, measurable goals that are set to meet or exceed challenging standards set forth in our ACMI, CMI and AMC/Military customer contracts. While such goals are customer-speciﬁc and proprietary, they are all very aggressive and denote a high level of on-time performance. On-time performance is a key element to our Company’s success and our NEOs each have a role in ensuring that such performance metrics are met. For each of our NEOs, except Mr. Forbes, a third of their respective OTP Performance Award vests at the end of the following three performance periods: (i) January 1, 2021 through and including March 31, 2022; (ii) January 1, 2022 through and including December 31, 2022; and (iii) January 1, 2023 through and including December 31, 2023. With respect to Mr. Forbes, his OTP Performance Award was weighted more heavily toward the ﬁrst of the three performance periods, such that approximately 55% (as opposed to 33%) of his OTP Performance Award will vest on April 1, 2022 based on the calculation of the Company’s achievement of its on-time performance / customer service reliability goal through March 31, 2022, in consideration of the disproportionate degree to which Mr. Forbes’ performance-based LTI payments in 2021 were decreased as a result of the CARES Act executive compensation limitations and to further incentivize and reward Mr. Forbes as our Chief Operating Officer for his efforts in maintaining the Company’s exceptional service reliability for our customers in light of the unprecedented demands of our crews during this period. COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 65 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 21 CHKSUM Content: 24906 Layout: 7671 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Additional Information on Long-term Incentive Goal Setting for the Traditional Performance-Based Awards: The performance LTI grant has three separate goals for both the EBITDA Growth and Average ROIC metrics — Threshold, Target, and Maximum. The Threshold values are set at levels the Compensation Committee believes are reasonably achievable, to motivate executives and support retention objectives. The Target values are set at levels that are expected to be difficult, but attainable. The Maximum levels require outstanding performance resulting from stronger than forecasted Company and market growth and stretch by management to capitalize on that growth. Threshold levels for both the EBITDA Growth and Average ROIC metric of the 2021 grant were set at the Threshold levels of the 2020 grant; and, the target level for the EBITDA Growth and ROIC metrics were in line with the 2020 target levels. The performance goals for the 2021-2023 performance period were established early during the ﬁrst quarter of 2021. When establishing the performance goals for the 2021 grant, the Compensation Committee took into account the Federal Reserve’s real GDP growth outlook, commentary and forecasts from the World Bank and the International Monetary Fund (IMF), and freight-tonne kilometer (FTK) forecasts from the International Air Transport Association (IATA). The Compensation Committee used those inputs as a primary set of guidelines when establishing the goals, which are further described below. IATA is a global organization of airlines. Since we are an airline with global reach, these entities’ forecasts provide a reasonable and balanced prediction of macroeconomic trends against which to measure our performance and these forecasts are considered by AAWW (and often shareholders) when considering potential long term performance. 2021 Payout of Performance LTI Awards (2019 - 2021 Performance Period). In the ﬁrst quarter of 2022, the Compensation Committee reviewed AAWW’s long-term performance over the three-year performance period ended December 31, 2021 for grants made in 2019. The performance metrics for these awards were EBITDA Growth, which is based on a three-year average, and three-year Average ROIC applied on an absolute basis. For the 2019-2021 performance period, our actual EBITDA Growth was 28.4% and our Average ROIC was 13.7%, which in each case reﬂects the maximum performance. Such performance was not favorably impacted by the funds received pursuant to the CARES Act and PSP Agreement. The Company’s three- year cumulative TSR was 98.4% for the 2019-2021 performance period, which translated into a ﬁnal TSR modiﬁer of 118.4%. By applying the TSR modiﬁer, the ﬁnal payout of the 2019-2021 performance LTI awards was 236.8%. Payouts with respect to the performance awards for the 2019-2021 performance period were made in early 2022 for our NEOs. The table set forth below shows the threshold, target, max as well as actual performance levels of each performance metric. Threshold Target Max Actual EBITDA Growth > 3.5% > 4.5% > 8% 28.4% Average ROIC > 6% > 7% > 9% 13.7% 66 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 22 CHKSUM Content: 13029 Layout: 58259 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

EBITDA Growth: • Threshold — In line with projected GDP growth and in excess of historical FTK growth • Target — Set in excess of the IATA FTK, Federal Reserve, IMF, and World Bank outlooks • Maximum — Growth well beyond industry and economist projections Average ROIC: • Threshold — Slightly above Atlas’ weighted average cost of capital • Target — Meaningfully above Atlas’ weighted average cost of capital and above S&P 600 weighted average cost of capital • Maximum — Signiﬁcantly above Atlas’ weighted average cost of capital and meaningfully above S&P 600 weighted average cost of capital TSR Modiﬁer: • We adopted the S&P Small Cap index as our TSR modiﬁer comparator group, which is comprised of 600 companies, with an average market capitalization of the index of approximately $1.6 billion, which reﬂects their distinctive risk and return characteristics COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 67 Peer Group Carefully Analyzed and Revised Peer Group to Aid Our Compensation Decisions Our Compensation Committee, together with its independent compensation consultant, periodically reviews relevant competitive market pay data for executives in our industry and similar industries. The Compensation Committee identiﬁes a core group of companies, used to periodically assess the Company’s compensation levels and practices, as one factor in the compensation-setting process. Our Compensation Committee has worked closely with its independent compensation consultant over the years to hone our peer group. In 2020, as part of the slate of proactive, shareholder-favored executive compensation program changes, our Compensation Committee worked with its independent compensation consultant to reﬁne our peer group. The Compensation Committee believes that identiﬁcation of peers using a broad industry sector code is inadequate and does not establish similarity of operations and business models, nor adequately represent past, current and future competitors for managerial talent, factors the Compensation Committee considers in the selection of companies for these purposes. Given the global nature and structure of our business, we believe it is critical to recruit and retain executives with a breadth of experience in global markets. A signiﬁcant portion of our revenue is derived from companies and business activity based outside of the United States. In 2021, we operated over 67,000 ﬂights, serving 300 destinations in 70 countries. AAWW’s 2021 revenue was approximately $4 billion. For 2021, our peer group includes companies that: • Have median revenue in 2021 of approximately $2.4 billion. • Operate and compete for business and talent in similar industries, including transportation, logistics and aerospace services industries. Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 23 CHKSUM Content: 57678 Layout: 11768 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Our peer group is comprised of the following companies: Revenue for FY2021 Company Description ($ in millions) AAR Corp. Provider of aviation services to the worldwide commercial aerospace and government/defense industries $1,652 Aerojet Rocketdyne Holdings, Inc. Aerospace and defense manufacturer $2,188 Air Lease Corporation Trading Companies and Distributors $2,088 Air Transport Services Group, Inc. Provider of air cargo transportation and related services $1,734 Alaska Air Group, Inc. Airlines $6,176 BWX Technologies, Inc. Supplier of nuclear components and products $2,124 Crane Co. Industrial Machinery $3,180 Curtiss-Wright Corporation Engineered, technologically advanced products and services $2,506 Expeditors International of Air Freight and Logistics $16,524 Washington, Inc. Hexcel Corporation Manufacturer of advanced composite materials $1,325 Hub Group, Inc. Air Freight and Logistics $4,232 ITT Inc. Industrial Machinery $2,765 Spirit AeroSystems Holdings, Inc. Aerospace and Defense $3,953 The Brink’s Company Security and Alarm Service $4,200 Triumph Group Inc. Manufacturer of aerospace structures, systems and components $1,870 Woodward, Inc. Industrial Machinery $2,246 Median Revenue of Peers* $2,376 Atlas Air Worldwide Holdings, Inc. $4,031 * Cubic Corp. was acquired by Veritas Capital and Evergreen Coast Capital in May 2021 and Echo Global Logistics, Inc. was acquired by The Jordan Company, a private equity ﬁrm, in November 2021. Accordingly, these companies are no longer part of our peer group. The Compensation Committee worked with Pay Governance LLC and management in 2020 to review the current peer group to ensure the group aligned with our current business model, included companies with which AAWW competes for executive talent, business and capital, and appropriately accounted for the Company’s continued revenue growth and increased market capitalization. To be included in the peer group, the following screening criteria were used: • Russell 3000 companies, current peer group, and proxy advisory ﬁrm peers • Industry comparability, prioritizing those in the Air Freight & Logistics, Airlines, Trucking, Aerospace & Defense, Industrial Machinery, and Trading Companies & Distributors industries 68 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 24 CHKSUM Content: 6654 Layout: 49114 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

• Companies identiﬁed as potential business and/or talent competitors • Revenues generally between approximately 0.3x to 3.0x • Market Capitalization between 0.25x to 5.0x As a secondary source and broader group, the Compensation Committee may also refer to the S&P SmallCap 600 or S&P Composite 1500 Indices as additional reference points. Other Elements of Compensation Limited Other Beneﬁts and Limited Perquisites We provide our executives with common beneﬁts, which include health insurance (including certain limited retiree health beneﬁts), severance beneﬁts commensurate with position, 401(k) plan participation, and a retirement restoration program. The Compensation Committee believes that perquisites should be limited. Such perquisites are limited principally to ﬁnancial counseling, including limited tax reimbursement payments related thereto. Details concerning these perquisites can be found in the footnotes to the “2021 Summary Compensation Table” below. Retirement Plans In addition to the Company’s 401(k) plan, the Company maintains the 401(k) Restoration and Voluntary Deferral Plan (the “Retirement Restoration Plan”) for employees holding the title of Executive Vice President or higher. This plan is a nonqualiﬁed deferred compensation plan intended to make eligible employees whole for compensation limits imposed under our 401(k) plan. Under the Retirement Restoration Plan, a participant is eligible to make elective deferrals and to receive employer credits equal to 5% of eligible compensation in excess of the limits described in Sections 401(a) (17) and 402(g) of the Internal Revenue Code. Initial employer credits vest upon the third anniversary of the executive’s initial eligibility for the plan, and all employer credits after such anniversary are fully vested. Deferrals and employer credits are credited with notional earnings equal to the prime interest rate until distributed on the earliest of (i) the participant becoming disabled, (ii) the participant’s separation from service (including retirement and death), or (iii) a change in control of the Company. Under our Beneﬁts Program for Senior Executives, Executive Vice Presidents or above would become retirement-eligible on or after (i) attaining age 55 and completing 10 years of service and (ii) giving no less than three months’ advance written notice of such proposed retirement to the then-current CEO, or in the event of the CEO’s retirement such notice must be given to the Chairman of the Board of Directors. Additional Compensation Policies Executive Stock Ownership In support of the Board philosophy that performance and equity incentives provide the best incentives for our NEOs and other members of management and promote increases in shareholder value, the Board monitors compliance with the Guidelines covering all Directors, NEOs, and certain other executives. Such guidelines include both stock ownership and recommended stock holding periods as described below. The Guidelines require executives to achieve certain levels of share ownership over a ﬁve-year period based on the lesser of a percentage of annual base salary or a ﬁxed number of shares. COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 69 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 25 CHKSUM Content: 5950 Layout: 65295 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Current target share ownership levels for the Directors and the NEOs under the Guidelines are generally based on the lesser of: (i) 4x annual base cash retainer, or 7,500 shares, for independent Directors, (ii) 6x base salary, or 120,000 shares, for the CEO, (iii) 3.5x base salary, or 40,000 shares, for the Chief Executive Officer of Titan (currently, Mr. Steen), and (iv) 3x base salary, or 30,000 shares, for other Executive Vice Presidents. In 2021, all of our Directors and NEOs were in full compliance with the requisite Common Stock ownership levels set forth in the Guidelines. Tax Considerations Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits deductibility of compensation in excess of $1 million paid to our covered employees. Until the Tax Cut and Jobs Act was enacted on December 22, 2017, subject to certain requirements, performance-based compensation was deductible even if it caused the covered employee to receive compensation in excess of $1 million. However, the Tax Cut and Jobs Act eliminated this performance-based compensation exception going forward, subject to limited transition relief for compensation paid pursuant to a contract in effect as of November 2, 2017 that was not materially modiﬁed after such date. The Tax Cut and Jobs Act also expanded who a covered employee is under Section 162(m). Effective for 2017 and thereafter, a covered employee under Section 162(m) is the CEO, the CFO (who previously was not included), and each of the other three highest-paid executive officers. Although this tax deduction for performance-based compensation has been eliminated for awards granted after November 2, 2017, we continue to believe that a strong link between pay and performance is critical to align executive and stockholder interests. The Compensation Committee will continue to ensure that a meaningful portion of pay for NEOs is at-risk and subject to the attainment of performance goals. The Compensation Committee reserves the right to provide compensation to our executives that is not deductible, including but not limited to when necessary to comply with contractual commitments, or to maintain the ﬂexibility needed to attract talent, promote retention, or recognize and reward desired performance. Equity Grant Practices The Compensation Committee generally grants equity awards to NEOs in the ﬁrst quarter of each year. The Compensation Committee does not have any programs, plans or practices of timing these awards in coordination with the release of material nonpublic information. In fact, such awards are granted a week or more following the ﬁling of the Company’s 10-K and the related issuance of its earnings release. Anti-Hedging Policy Under our insider trading policy, our NEOs are prohibited from engaging in hedging or other monetization transactions involving our securities, including through the use of ﬁnancial instruments. In addition, our NEOs may not act on investment decisions with respect to Company securities, except during applicable trading window periods. To our knowledge, all of our senior officers, including our NEOs, are currently in compliance with our anti-hedging policy. 70 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 26 CHKSUM Content: 15444 Layout: 43386 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Clawback Policy We have maintained our compensation clawback policy to enhance the alignment of our compensation program features with best practices and consistent with feedback received from our shareholders. Our clawback policy permits us to seek to recover certain amounts of annual cash incentive compensation awarded to any executive officers if payment of such compensation was based on the achievement of ﬁnancial results that were subsequently the subject of a substantial restatement of our ﬁnancial statements due to material noncompliance and the executive officer’s intentional misconduct that contributed to a higher amount of cash incentive compensation received. Compensation Committee Report Letter to the Shareholders from the Board of Directors In managing the Company, our entire Board of Directors seeks to achieve long-term, sustainable performance and to create value through a well-reasoned, long-term strategic plan; prudent risk management; effective corporate governance practices and executive compensation programs; and well- functioning talent and succession planning. Please see “Letter to our Shareholders from the Board of Directors” appearing at the beginning of this Proxy Statement. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section with senior management. Based on this review, the Compensation Committee recommends to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. THE COMPENSATION COMMITTEE Timothy J. Bernlohr, Chair Charles F. Bolden, Jr. Beverly K. Goulet Bobby J. Griffin Carol B. Hallett COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 71 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 27 CHKSUM Content: 42650 Layout: 39548 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Compensation Tables and Explanatory Notes 2021 Summary Compensation Table As described in the Compensation Discussion and Analysis “Overview” section of this Proxy Statement, in addition to the enhancement and changes that we have made to our compensation program in recent years based on feedback received during our extensive shareholder outreach process, for 2021 we made a number of “one-time” changes to the structure of our compensation program in order to comply with the executive compensation limitations under the CARES Act. Despite such changes, we continue to maintain our pay-for-performance philosophy and ensure that these programs do not promote excessive risk-taking. Please read the Compensation Discussion and Analysis “Business Overview” beginning on page 43 of this Proxy Statement, along with the remainder of the Compensation Discussion and Analysis section and the material presented below. The following table provides information concerning compensation for our NEOs during ﬁscal year 2021: Non-Equity Incentive Name and Stock Option Plan All Other Principal Salary Bonus Awards Awards Compensation Compensation Total Position Year ($) ($) ($) ($) ($) ($) ($) (a) (b) (c) (d) (e) (f) (g) (i) (j) John W. Dietrich 2021 850,032 — — — 1,441,520 240,679 2,532,231 President and 2020 850,032 — 2,414,528 — 2,636,820 198,171 6,099,551 Chief Executive Officer 2019 745,029 — 1,818,582 — 1,727,588 237,305 4,528,504 Michael T. Steen 2021 675,026 1,000,000 — — 1,441,520 257,840 3,374,386 Chief Commercial Officer 2020 675,026 500,000 1,789,566 — 2,230,670 192,823 5,388,085 2019 675,026 — 1,818,582 — 1,605,488 214,093 4,313,189 Adam R. Kokas 2021 625,024 1,000,000 — — 1,275,760 249,885 3,150,669 General Counsel 2020 625,024 500,000 1,633,346 — 2,042,160 181,511 4,982,041 2019 625,024 — 1,609,475 — 1,358,009 183,364 3,775,872 Spencer Schwartz 2021 625,024 1,000,000 — — 1,275,760 251,509 3,152,293 Chief Financial Officer 2020 625,024 500,000 1,633,346 — 2,047,785 185,203 4,991,358 2019 625,024 — 1,609,475 — 1,358,009 212,708 3,805,216 James A. Forbes 2021 450,018 — — — 391,472 47,082 888,572 Chief Operating Officer 2020 450,018 — 681,710 — 259,250 106,804 1,497,782 2019 — — — — — — — 2021 Summary Compensation Table Notes Column (d) — Bonus The amounts reﬂect the CEO Transition Retention Opportunity granted in 2019 and paid to each of Messrs. Kokas, Schwartz and Steen in 2021, which relate to the Company’s transition of CEOs after almost 15 years, as described below under the section entitled “Employment Agreements — Executive CEO Transition 2019 Retention Agreements.” 72 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 28 CHKSUM Content: 3481 Layout: 43386 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Column (e) — Stock Awards During 2021, none of our NEOs received a grant of an equity-based award. For prior years, the amounts included reﬂect the grant date fair value of stock awards, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures and with performance awards valued based on the probable outcome of performance conditions. For more information about the assumptions used in valuing these awards, see Note 15 in our Annual Report on Form 10-K. Column (g) — Non-Equity Incentive Plan Compensation Reﬂects the value of the NEOs’ performance-based long-term incentive cash awards for the 2019-2021 performance period. The performance goals for the cash-based long-term incentive awards granted in 2019 for the 2019-2021 performance period, were paid at 236.8% of target, as described on page 62. Because our SBP has a 15-month performance period that ends in March 2022, the payout with respect to that plan was not earned in 2021 and is not reﬂected in this Summary Compensation Table. Column (i) — All Other Compensation “All Other Compensation” includes Company matching contributions under our 401(k) plan, ﬁnancial counseling services, and de minimis travel related expenses. For 2021, the 401(k) match totaled $13,000 for Messrs. Dietrich, Kokas, Schwartz and Forbes and $9,750 for Mr. Steen. We provide a limited number of perquisites to our senior executives, primarily ﬁnancial counseling. We believe this beneﬁt is reasonable, competitive and consistent with our overall executive compensation program and philosophy and with comparable programs maintained by the companies with which we compete for executive talent. The costs of these beneﬁts constitute only a small percentage of each NEO’s total compensation. For 2021, these personal beneﬁts included ﬁnancial counseling and tax- preparation fees ($22,805 for Messrs. Dietrich, Kokas, Schwartz and Steen) and limited travel-related expenses ($3,654 for Mr. Dietrich, $4,917 for Mr. Steen, $1,432 for Mr. Schwartz and $3,184 for Mr. Forbes). Reimbursement of taxes due for all such beneﬁts for 2021 totaled $16,234 for Mr. Dietrich; $16,731 for Mr. Steen; $22,488 for Mr. Kokas; $23,199 for Mr. Schwartz; and $1,253 for Mr. Forbes. These amounts are included in the “All Other Compensation” column. As described above in the section entitled “Other Elements of Compensation — Retirement Plans,” our NEOs are entitled to receive employer credit under the Retirement Restoration Plan. The portion of account balances attributable to such employer credit made under the Retirement Restoration Plan to each of our NEOs during 2021 totaled $164,593 for Mr. Dietrich; $185,535 for Mr. Steen; $173,609 for Mr. Kokas; $173,891 for Mr. Schwartz; and, $25,713 for Mr. Forbes. These amounts are included in the “All Other Compensation” column. See “Nonqualiﬁed Deferred Compensation” below for additional information about the Retirement Restoration Plan. The “All Other Compensation” column also includes de minimis amounts for group term life insurance and long-term disability insurance. COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 73 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 29 CHKSUM Content: 26512 Layout: 39548 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

2021 Grants of Plan-Based Awards The grants set forth in the following table were made pursuant to (i) the Company’s 2018 Incentive Plan, as amended and restated (the “Incentive Plan”), and related long-term performance cash award agreements and (ii) our 2021 SBP, each of which is described in more detail in the section entitled “Compensation Discussion and Analysis” above. All Other All Other Stock Option Grant Awards: Awards: Exercise Date Fair Estimated Future Payouts Estimated Future Payouts Number of Number of or Base Value of Under Non-Equity Under Equity Shares of Securities Price of Stock and Incentive Plan Awards Incentive Plan Awards(4) Stock or Underlying Option Option Grant Threshold Target Maximum Threshold Target Maximum Units Options Awards Awards(5) Name Date ($) ($) ($) (#) (#) (#) (#) (#) ($) ($) (a) (b) (c) (d) (e) (f) (g) (h) (i) (j) (k) (l) John W. Dietrich SBP(1) 796,875 1,062,500 2,125,000 — — — — — — — LTIP–LTC(2) 2/24/21 — 1,593,750 3,825,000 — — — — — — — LTIP–OTP(3) 2/24/21 — 1,593,750 1,753,125 — — — — — — — Michael T. Steen SBP(1) 556,875 742,500 1,485,000 — — — — — — — LTIP–LTC(2) 2/24/21 — 1,181,250 2,835,000 — — — — — — — LTIP–OTP(3) 2/24/21 — 1,181,250 1,299,375 — — — — — — — Adam R. Kokas SBP(1) 445,313 593,750 1,187,500 — — — — — — — LTIP–LTC(2) 2/24/21 — 1,078,125 2,587,500 — — — — — — — LTIP–OTP(3) 2/24/21 — 1,078,125 1,185,938 — — — — — — — Spencer Schwartz SBP(1) 445,313 593,750 1,187,500 — — — — — — — LTIP–LTC(2) 2/24/21 — 1,078,125 2,587,500 — — — — — — — LTIP–OTP(3) 2/24/21 — 1,078,125 1,185,938 — — — — — — — James A. Forbes SBP(1) 286,875 382,500 765,000 — — — — — — — LTIP–LTC(2) 2/24/21 — 675,000 1,620,000 — — — — — — — LTIP–OTP(3) 2/24/21 — 675,000 742,500 — — — — — — — (1) Represents the range of potential cash payouts under the SBP for 2021. The actual SBP payout will be included in the Summary Compensation Table for ﬁscal year 2022 because the plan’s 15-month performance period ends as of March 31, 2022. (2) Represents the long-term cash grant (under the Incentive Plan) of the Traditional LTI Performance Awards that are settled in cash and vest and are payable only if certain pre-established performance criteria for the period beginning on January 1, 2021 and ending December 31, 2023 are achieved. (3) Represents the grant (under the Incentive Plan) of the OTP Performance Awards that, with respect to Messrs. Dietrich, Steen, Kokas and Schwartz, vest ratably at the end of the following three performance periods: (i) January 1, 2021 through and including March 31, 2022; (ii) January 1, 2022 through and including December 31, 2022; and (iii) January 1, 2023 through and including December 31, 2023. However, with respect to Mr. Forbes, his OTP Performance Cash award was weighted more heavily toward the ﬁrst of the three performance periods, such that approximately 55% (as opposed to 33%) will vest during the ﬁrst performance period. 74 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 30 CHKSUM Content: 33936 Layout: 43386 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

2021 Outstanding Equity Awards The table below shows outstanding equity awards for our NEOs as of December 31, 2021. Market values reﬂect the closing price of our common stock on the NASDAQ Global Market on December 31, 2021, which was $94.12 per share. Equity Incentive Equity Plan Awards: Equity Incentive Market Incentive Plan Awards: or Payout Plan Market Number Value of Awards: Number of Value of of Unearned Unearned Number of Number of Number Shares or Shares or Shares, Shares, Securities Securities of Securities Units of Units of Units or Units or Underlying Underlying Underlying Stock Stock Other Other Unexercised Unexercised Unexercised Option That That Rights Rights That Options Options Unearned Exercise Option Have Not Have Not That Have Have Not Exercisable Unexercisable Options Price Expiration Vested Vested Not Vested Vested Name (#) (#) (#) ($) Date (#) ($) (#) ($) (a) (b) (c) (d) (e) (f) (g) (h) (i) (j) — — — — — 7,410(1) 697,429 11,115(2) 1,046,144 — — — — — 40,866(3) 3,846,308 30,649(4) 2,884,684 — — — — — 7,410(1) 697,429 11,115(2) 1,046,144 — — — — — 30,288(3) 2,850,707 22,716(4) 2,138,030 — — — — — 6,558(1) 617,239 9,837(2) 925,858 — — — — — 27,644(3) 2,601,853 20,733(4) 1,951,390 — — — — — 6,558(1) 617,239 9,837(2) 925,858 — — — — — 27,644(3) 2,601,853 20,733(4) 1,951,390 — — — — — 524(1) 49,319 1,570(2) 147,768 — — — — — 11,538(3) 1,085,957 8,653(4) 814,420 (1) Restricted stock units awarded on February 27, 2019 vest 33.3% ratably on each anniversary date of grant, and the remaining tranche vested on February 27, 2022. (2) Performance share units awarded on February 27, 2019 vest and are payable on attainment of certain pre-established performance criteria during the three-year performance period ended December 31, 2021. The amounts reﬂect target level performance. (3) Restricted stock units awarded on February 25, 2020 vest 33.3% ratably on each anniversary date of grant, with remaining outstanding vesting dates of February 27, 2022, and 2023. (4) Performance share units awarded on February 25, 2020 vest and are payable on attainment of certain pre-established performance criteria during the three-year performance period ended December 31, 2022. The amounts reﬂect target level performance. John W. Dietrich Michael T. Steen Adam R. Kokas Spencer Schwartz James A. Forbes COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 75 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 31 CHKSUM Content: 33702 Layout: 60561 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

2021 Stock Vestings The following table sets forth information relating to stock vesting during ﬁscal 2021 for each of our NEOs: Stock Awards Number of Shares Value Realized Name Acquired on Vesting on Vesting (a) (d)(#) (e)($)(1) John W. Dietrich 59,931 3,402,612 Michael Steen 54,643 3,106,113 Adam R. Kokas 48,451 2,753,237 Spencer Schwartz 48,451 2,753,237 James A. Forbes 10,613 601,515 (1) The value is calculated based on the closing market price of our Common Stock as of the vesting date of the applicable award. Nonqualiﬁed Deferred Compensation As described above in the section entitled “Other Elements of Compensation — Retirement Plans,” our NEOs are entitled to receive an annual employer contribution under the Retirement Restoration Plan. The table below sets forth the amount of employer contributions made under the Retirement Restoration Plan to each of our NEOs during 2021. With the exception of Mr. Forbes, each Named Executive Officer is 100% vested in his aggregate account balance. Mr. Forbes will become 100% vested in his accont balance in 2023. Executive Registrant Aggregate Aggregate Contributions Contributions Earnings Aggregate Balance in Last Fiscal in Last Fiscal in Last Fiscal Withdrawals/ at Last Fiscal Name Year Year Year Distributions Year End (a) (b)($) (c)($)(1) (d)($) (e)($) (f)($) John W. Dietrich — 164,593 18,252 — 744,435 Michael Steen — 185,535 17,777 — 750,297 Adam R. Kokas — 173,609 15,723 — 673,111 Spencer Schwartz — 173,891 15,634 — 670,581 James A. Forbes — 25,713 1,276 — 66,264 (1) The amounts reported in this column for each NEO are reﬂected in the “All Other Compensation” column of the Summary Compensation Table. 76 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 32 CHKSUM Content: 45067 Layout: 15916 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Employment Agreements John W. Dietrich. In connection with his promotion to President and Chief Executive Officer, Mr. Dietrich entered into a new employment agreement with Atlas Air, effective as of July 1, 2019 (the “Dietrich Agreement”). Pursuant to the Dietrich Agreement, Mr. Dietrich received an annual base salary of $775,000 through the end of 2019 and, effective as of his promotion date of January 1, 2020, an annual base salary of $850,000. In addition, as of July 1, 2019, Mr. Dietrich’s target bonus opportunity increased to 100% of his annual base salary. Beginning in 2020, he became eligible for a long-term incentive award with a target value of 375% of his then-current base salary. Pursuant to the Dietrich Agreement, Mr. Dietrich is entitled to severance beneﬁts in connection with certain terminations of employment that are generally consistent with the entitlements under his prior employment agreement. In the event Mr. Dietrich’s employment is terminated by the Company without “cause,” by Mr. Dietrich for “good reason,” or due to death or “disability” (each as deﬁned in the Dietrich Agreement), subject to him executing a general release of claims, Mr. Dietrich will be entitled to a lump sum payment equal to twenty-four months of his then current base salary. Due to his tenure with the Company, Mr. Dietrich will also be eligible to participate in the Company’s health plans until he becomes eligible for Medicare or is eligible to be covered by the health plan of a subsequent employer. In the event Mr. Dietrich’s employment is terminated by the Company without “cause” or by Mr. Dietrich for “good reason” within 12 months following a “change in control” of the Company (as deﬁned in the Dietrich Agreement), Mr. Dietrich will be entitled to receive a lump sum payment equal to thirty-six months of his then current base salary. If, within the six-month period immediately following a termination by the Company without “cause” or by Mr. Dietrich for “good reason,” a “change in control” of the Company occurs, then, in addition to the severance equal to twenty-four months of base salary described above, Mr. Dietrich will receive an additional lump sum payment equal to twelve months of his then-current base salary. The Dietrich Agreement additionally provides that Mr. Dietrich will be subject to perpetual conﬁdentiality provisions, as well as two-year post-termination non-solicitation and one-year post-termination non- competition provisions. The Dietrich Agreement superseded the prior employment agreement by and between Mr. Dietrich and Atlas Air that was amended and restated effective September 15, 2006 and was further amended at year-end 2008 and in 2011. None of our other NEOs are party to an employment agreement. Executive CEO Transition 2019 Retention Agreements In mid-2019, each of Adam Kokas, Spencer Schwartz, and Michael Steen was considered by the Board as a candidate to succeed Mr. Flynn as CEO of the Company, given their respective skills and experience, their sustained high performance and long tenure at the Company, as well as the multiple roles each holds with the Company and certain of its subsidiaries and/or affiliate entities. For example, Mr. Kokas also serves as Executive Vice President, General Counsel and Assistant Secretary of Polar, of which AAWW is a majority owner and was our Chief Human Resources Officer from 2007-2018; Mr. Schwartz is a director of Polar; and Mr. Steen also holds the position of Chief Executive Officer of our dry leasing company, Titan. Each such NEO has been a long-standing senior executive of AAWW and due to their extensive knowledge of the Company and the business, Messrs. Kokas, Schwartz and Steen each were granted a retention bonus opportunity (each, a “Retention Opportunity”) to help promote business continuity and to ensure that each remained focused on and committed to the successful implementation of the Company’s long-term business strategy. All three NEOs have remained with the Company following COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 77 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 33 CHKSUM Content: 45034 Layout: 65488 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5 the CEO transition. The Board believed that there was a compelling need to ensure that the members of the senior leadership team, each of whom has in-depth knowledge of the Company, remained intact to continue to work with Mr. Dietrich in his role as CEO in executing our business plan and refreshed long- term strategy during an especially challenging time. The Company’s record performance in 2020 and 2021 in the midst of a global pandemic underscores the value of keeping our senior management team intact following the 2019 leadership transition. The Retention Opportunity was subject to the continued employment of each of Messrs. Kokas, Schwartz and Steen and provided each with a payment in the amount of (i) $500,000 as of December 31, 2020; and, (ii) $1,000,000 as of December 31, 2021 (30 months following the announcement of the CEO transition). Potential Payments upon Termination or Change in Control Our 15-month 2021 Strategic Bonus Plan, long-term incentive plans and related award agreements, the Dietrich Agreement, and the Beneﬁts Program for Senior Executives (the “Beneﬁts Program”) provide for payments and beneﬁts to our executive officers upon certain terminations of employment, including retirement, and upon a change of control of the Company. For purposes of these plans and arrangements, a “change in control” of the Company generally includes (i) the acquisition by any person or group of more than 50% of the total fair market value or total voting power of the Common Stock, (ii) the acquisition by any person or group, during any 12-month period of ownership, of stock possessing 30% or more of the total voting power of the Company, (iii) the replacement of a majority of the membership of the Company’s Board of Directors during any 12-month period by directors whose appointment or election is not endorsed by a majority of the Company’s then Board of Directors, (iv) the acquisition by a person or group during any 12-month period of assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all assets of the Company, or (v) the consummation of a complete liquidation or dissolution of the Company. Based on our extensive shareholder outreach and related feedback, equity and other long-term incentive award agreements under our long-term incentive plan are subject to “double-trigger” provisions that require a change in control to be accompanied by a qualifying termination of employment in order for any such award to vest on an accelerated basis. Payments upon Termination of Employment or Retirement (Without a Change in Control) Severance Entitlements Mr. Forbes, Mr. Kokas, Mr. Schwartz, and Mr. Steen participate in the Beneﬁts Program for Senior Executives (the “Beneﬁts Program”) as does Mr. Dietrich to the extent severance beneﬁts and related matters are not speciﬁcally covered in his employment agreement. The Beneﬁts Program provides for the following severance payments and beneﬁts in the event the executive is terminated by the Company without “cause” (as deﬁned below), due to disability, or the executive resigns for “good reason” (as deﬁned below), in the absence of a change in control of the Company: (i) 24 months’ continued base salary; (ii) provided that COBRA continuation coverage is timely elected, twelve months of reimbursement of the portion of COBRA premiums attributable to employer cost-share on an after-tax basis, provided that any such reimbursement will cease if the executive obtains comparable coverage in connection with subsequent employment or becomes eligible for Medicare coverage; and (iii) a short-term bonus payment under the short-term incentive plan for the year of termination, as described below. If an executive dies while receiving severance payments, his or her personal representative will be entitled to receive such 78 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 34 CHKSUM Content: 55026 Layout: 43386 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5 unpaid severance payments. All severance payments are subject to the executive executing and not revoking a timely release of claims. If an executive has attained age ﬁfty-ﬁve and completed ten years of service with the Company or a related employer and such executive’s employment is terminated (i) without cause, (ii) due to executive’s permanent disability, (iii) by the executive for good reason, or (iv) due to executive’s “retirement” (as deﬁned below), the executive and his or her eligible dependents, if any, will continue to be eligible to participate in the Company’s health insurance plans until such executive is Medicare eligible. With respect to the Beneﬁts Program and our short-term incentive plan, “retirement” means a termination of an executive’s employment by the executive on or after such executive (i) attains age ﬁfty-ﬁve and has completed ten years of service with the Company or a related employer, and (ii) has given not less than three months’ advanced written notice of such proposed retirement to the then current Chief Executive Officer of the Company or, in the event of a proposed retirement of the then current Chief Executive Officer such notice must be given to the Chairman of our Board of Directors; provided, however, that if such executive is terminated for cause after providing such advanced written notice, such termination will not be considered a retirement. Notwithstanding the foregoing, for purposes of our short-term incentive plan, the Dietrich Agreement requires that Mr. Dietrich (i) attain age sixty and complete ten years of service and (ii) give not less than six months’ advance written notice to the Chairman of the Board of Directors. With respect to our employment, incentive and beneﬁts plans and agreements (other than the Dietrich Agreement), “good reason” generally means (i) a material reduction in the executive’s annual base salary, percentage target bonus opportunity under our short-term incentive plan, or target long-term incentive award opportunity (or, for purposes of certain such plans and arrangements, following a change in control, a reduction of such compensation in the aggregate), in each case as then in effect, or other material beneﬁts provided to officers of the Company, except where such reduction is part of a general reduction in salary or beneﬁts by the Company, (ii) a material reduction in the executive’s title or job responsibilities, or (iii) following a change in control of the Company, an attempted relocation of the executive to a position that is located greater than forty miles from the location of such executive’s most recent principal location of employment with the Company; provided, however, that the executive will be treated as having resigned due to good reason only if he or she provides the Company with a notice of termination within ninety days of the initial existence of one of the conditions described above, following which the Company shall have thirty days from the receipt of the notice of termination to cure the event speciﬁed in the notice of termination and, if the Company fails to so cure the event, the Executive must terminate his or her employment not later than thirty days following the end of such cure period. In addition, “cause” means (i) an executive’s refusal or failure (other than during periods of illness or disability) to perform his material duties and responsibilities, (ii) the executive’s conviction or plea of guilty or nolo contendere in respect of any felony, other than a motor vehicle offense, (iii) the commission of any act which causes material injury to the reputation, business or business relationships of the Company or any of its subsidiaries including, without limitation, any breach of written policies of the Company with respect to trading in securities, (iv) any other act of fraud, including, without limitation, misappropriation, theft or embezzlement, or (v) a violation of any applicable material policy of the Company or any of its subsidiaries, including, without limitation, a violation of the laws against workplace discrimination. Mr. Dietrich’s severance beneﬁts under his individual employment agreement in the event of certain terminations in the absence of a change in control of the Company are described above under the section entitled “Employment Agreements.” COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 79 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 35 CHKSUM Content: 8997 Layout: 39548 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Strategic Bonus Plan for Senior Executives In the event a participant’s employment is terminated during a program period by the Company without cause, due to death, disability, retirement, or the participant resigns for good reason, he or she shall be entitled to receive a bonus under our short-term incentive plan in an amount equal to, (A) in the event such termination occurs after September 30 of the program period, the greater of (1) the amount he or she would have received if he or she were employed on the last day of such program period based upon actual company performance measured pursuant to our short-term incentive plan (and assuming for such purpose that his or her individual business objectives have been achieved at least at target), or (2) his or her target bonus (such amount, the “Full Termination Bonus Amount”) or (B) in the event the termination occurs prior to October 1 of the applicable program period, the Full Termination Bonus Amount multiplied by a fraction, the numerator of which is the number of days from the commencement of the program year until such termination and the denominator of which is 455. Long-Term Incentive Awards In the event an executive’s employment is terminated by the Company without cause, due to death or disability, or due to the executive’s resignation for good reason, in each case in the absence of a change in control of the Company, a pro-rata portion of our executive’ outstanding PSUs and performance-based long-term incentive cash awards would vest, based on the portion of the performance period elapsed prior to such termination, with all applicable performance goals determined at the end of the performance period based on actual Company performance. Our executive’s outstanding RSUs would immediately vest upon such executive’s termination by the Company without cause, due to death or disability, or due to the executive’s resignation for good reason. In addition, upon Mr. Dietrich’s retirement his outstanding performance cash awards will vest based on actual Company performance and be paid in the normal course at the end of the applicable performance period. The long-term performance-based cash program requires that Mr. Dietrich (i) attain age sixty and complete ten years of service, (ii) give not less than six months’ advance written notice to the Chairman of the Board of Directors, and (iii) a majority of the members of the Board (disregarding Mr. Dietrich’s Board membership for these purposes) approve such retirement in order for a termination to be deemed a “retirement” under program. Nonqualiﬁed Deferred Compensation As described above in the section entitled “Other Elements of Compensation — Retirement Plans,” our NEOs are entitled to receive an annual employer credit under our Retirement Restoration Plan. Each of our executive officers is fully vested in his account balance under the Retirement Restoration Plan. All account balances under the plan would become immediately payable upon an executive’s separation from service (within the meaning of Section 409A of the Internal Revenue Code), death, or disability (as deﬁned in the Retirement Restoration Plan). Payments upon a Change in Control (Without Termination of Employment) Strategic Bonus Plan for Senior Executives In the event of a change in control of the Company, a participant would remain eligible to receive a bonus under our short-term incentive plan following the completion of the program period in which the change in control occurs, based on the greater of target level performance and actual performance determined at the end of the performance period. 80 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 36 CHKSUM Content: 16521 Layout: 43386 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Long-Term Incentive Awards In the event of a change in control of the Company, immediately following such change in control, unless the award is assumed or substituted, all outstanding PSUs and performance-based long-term incentive cash awards would become payable and deemed satisﬁed based on achievement at the maximum performance levels, other than any applicable Relative TSR modiﬁer, which would be deemed satisﬁed based upon actual performance as of the date of the change in control. If, however, a performance-based award is assumed or substituted by the acquirer in a transaction, then such award would become payable at the levels described above subject to the participant’s continued employment through the applicable performance period or in the event of certain terminations of employment prior to the end of the applicable performance period pursuant to the terms set forth in the applicable award agreement, as described in the section entitled “Payments Upon Termination of Employment (With a Change in Control) — Long-Term Incentive Awards” below. All outstanding RSUs would immediately vest in connection with the change in control if the awards are not assumed or substituted by the acquiror in the transaction. If, however, the awards are assumed or substituted by the acquiror in the transaction, then the awards would remain outstanding subject to the executive officer’s continued employment, and would immediately vest in the event of certain terminations of employment following the change in control, as described in the section entitled “Payments Upon Termination of Employment (With a Change in Control) — Long-Term Incentive Awards” below. Nonqualiﬁed Deferred Compensation As noted above, each executive’s vested account balance under the Retirement Restoration Plan would become immediately payable in the event of a change in control. Payments upon Termination of Employment (With a Change in Control) Severance Entitlements As noted above, each of Messrs. Kokas, Schwartz and Steen participate in the Beneﬁts Program, which provides for the severance payments and beneﬁts described in the section entitled “Payments upon Termination of Employment or Retirement (Without a Change in Control)” above. If, within the 12-month period immediately following a change in control of the Company, an executive’s employment is terminated for reasons other than cause or if he resigns for good reason, and subject to his timely execution of a general release of claims, then such executive will be entitled to the severance beneﬁts described above, except that such severance payments will be in the form of a single lump-sum payment in an amount equal to thirty-six months of the executive’s then-current annual base salary. If, within the six-month period immediately following an executive’s termination of employment by the Company without cause or by the executive for good reason, a change in control of the company occurs, then, in addition to the severance payments described in the section entitled “Payments Upon Termination of Employment or Retirement (Without a Change in Control) — Severance Entitlements” above, and subject to the executive satisfying the aforementioned release requirements, the Executive will be entitled to receive a lump-sum payment equal to twelve months of his then-current base salary. Receipt of the separation payments and beneﬁts described above is conditioned upon the applicable executive complying with the terms and conditions of a restrictive covenant agreement. COMPENSATION DISCUSSION AND ANALYSIS Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 81 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 37 CHKSUM Content: 64676 Layout: 39548 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Mr. Dietrich’s severance beneﬁts under his individual employment agreement in the event of certain terminations following a change in control are described under the section entitled “Employment Agreements” above. Strategic Bonus Plan for Senior Executives In the event that a participant’s employment is terminated during a program period in which a change in control occurs (i) following such change in control by reason of (A) an involuntary termination by the Company without cause, (B) the participant’s resignation for good reason, (C) retirement, (D) death or disability; or, (ii) within six months prior to such change in control, by the Company without cause or by the participant for change in control good reason, such participant is entitled to receive a non-prorated short-term incentive plan bonus payment calculated based on the greater of (A) target level performance and (B) the Company’s actual performance determined at the end of the performance period pursuant to the terms of the plan. Long-Term Incentive Awards In the event of an executive’s termination by the Company without cause, due to death or disability, or the executive’s resignation for good reason, in each case following a change in control of the Company, all outstanding performance-based long-term incentive awards that were not substituted or assumed by the acquiror in connection with the transaction would immediately vest, with any applicable performance goals deemed satisﬁed at maximum performance levels, other than any applicable Relative TSR modiﬁer, which would be deemed satisﬁed based upon actual performance as of the date of the change in control. 82 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement COMPENSATION DISCUSSION AND ANALYSIS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 38 CHKSUM Content: 57235 Layout: 43386 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

POST-TERMINATION AND CHANGE IN CONTROL TABLE The table below sets forth the estimated dollar value of the payments and other beneﬁts our NEOs would receive in the event of his termination of employment or a change in control that are in addition to amounts previously earned and accrued by the executive, in each case assuming that such termination is without cause and such termination or change in control occurred on December 31, 2021. These estimates were valued based on the closing price of our Common Stock as quoted on the NASDAQ Global Market on December 31, 2021, which was $94.12 per share. The actual amounts to be paid can only be determined at the time of such events. These estimates assume that the NEO (a) executes a release of claims, (b) does not violate the executive’s noncompetition or nonsolicitation agreements or any other restrictive covenants with us following termination, (c) does not receive medical and life insurance coverage from another employer within twelve months of the termination of his employment, (d) does not have any unused vacation time, and (e) does not incur legal fees requiring reimbursement from us. For purposes of the ﬁscal 2021 only, these estimates include payments that would be payable under our Strategic Bonus Plan as it has a 15-month performance period, ending on March 31, 2022. In addition, the estimates are based on each NEO’s compensation as of December 31, 2021 as well as the terms and conditions of the underlying Company Plans and programs; however, such estimates do not account for the compensation and severance limitations imposed on the Company and its executives by the CARES Act and PSP Agreement. If any of our NEOs had a termination of employment under the scenarios described in the table on December 31, 2021, any severance pay, including the value of any beneﬁts received in connection with such termination, could not exceed twice the total compensation received by such NEO in the 2019 ﬁscal year as per the CARES Act and PSP Agreement, as set forth in the Summary Compensation Table in the Company’s 2020 Proxy Statement. Payments in Payments in Connection Connection Payments on with a with a Payments on Payments on Termination of Payments on Change of Change of Termination of Termination of Employment Termination of Control Without Control With a Employment Employment Without Employment Qualifying Qualifying Due to Due to Cause or for Due to Termination of Termination of Name Disability(1) Death(2) Good Reason(3) Retirement(4) Employment(5) Employment(6) John W. Dietrich $11,281,521 $11,006,263 $11,281,521 $ 275,258 $— $26,175,482 Michael Steen 8,953,013 7,258,941 8,953,013 1,827,484 — 20,284,846 Adam R. Kokas 7,700,751 6,409,305 7,700,751 — — 18,294,350 Spencer Schwartz 8,073,763 6,409,305 8,073,763 1,600,688 — 18,294,350 James Forbes 3,624,444 2,690,037 3,581,444 798,589 — 8,495,617 (1) Represents (a) salary continuation for twenty-four months at the NEO’s then-current base salary, but in the case of Mr. Dietrich such amount is paid in a lump-sum payment, (b) in the case of Messrs. Dietrich, Forbes, Schwartz and Steen, the estimated cost of reimbursement of the portion of COBRA health and welfare continuation coverage premiums attributable to employer cost-share on an after-tax basis, until he would become Medicare eligible or, in the case of Mr. Kokas, for 12 months, (c) prorated vesting of outstanding PSUs and performance-based long-term incentive cash awards calculated based on the portion of the performance period elapsed prior to December 31, 2021 and assuming target level performance, (d) full vesting of all outstanding RSUs, (e) payment of the SBP award based on actual performance as if the NEO were employed on the last day of the performance period, and (f) with respect to Mr. Forbes, the full vesting of all outstanding time-based cash awards. (2) Represents (a) prorated vesting of outstanding PSUs and performance-based long-term incentive cash awards calculated based on the portion of the performance period elapsed prior to December 31, 2021 and assuming target level performance, POST-TERMINATION AND CHANGE IN CONTROL TABLE Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 83 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 39 CHKSUM Content: 39823 Layout: 39548 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

(b) full vesting of all outstanding RSUs, (c) payment of the SBP award based on actual performance as if the NEO were employed on the last day of the performance period, (d) with respect to Mr. Forbes, the full vesting of all outstanding time- based cash awards, and (e) with respect to Mr. Dietrich, a lump-sum payment equal to twenty-four months of his then-current base salary. (3) Represents (a) salary continuation for twenty-four months at the NEO’s then-current base salary, but in the case of Mr. Dietrich such amount is paid in a lump-sum payment, (b) in the case of Messrs. Dietrich, Forbes, Schwartz and Steen, the estimated cost of reimbursement of the portion of COBRA health and welfare continuation coverage premiums attributable to employer cost-share on an after-tax basis, until he would become Medicare eligible or, in the case of Mr. Kokas, for 12 months, (c) prorated vesting of outstanding PSUs and performance-based long-term incentive cash awards calculated based on the portion of the performance period elapsed prior to December 31, 2021 and assuming target level performance, (d) full vesting of all outstanding RSUs and (e) payment of his SBP award based on actual performance as if the NEO were employed on the last day of the performance period. (4) Mr. Dietrich is entitled to receive reimbursement of the portion of his COBRA health and welfare continuation coverage premiums attributable to employer cost-share on an after-tax basis until he becomes Medicare eligible. Messrs. Forbes, Schwartz, and Steen are entitled to receive (a) reimbursement of the portion of their respective COBRA health and welfare continuation coverage premiums attributable to employer cost-share on an after-tax basis until each becomes Medicare eligible and (b) payment of their respective SBP award based on actual performance as if employed on the last day of the performance period. Mr. Kokas is not currently retirement eligible. (5) Because our equity awards have a “double-trigger” vesting requirements, full vesting would only occur upon certain terminations of the NEO’s employment subsequent to the change in control or such awards are not assumed or substituted for equity of a comparable value in connection with such change in control. (6) Represents (a) thirty-six months of the NEO’s annual base salary payable in a lump sum, (b) the estimated cost of 12 months of reimbursement of the portion of COBRA health and welfare continuation coverage premiums attributable to employer cost- share on an after-tax basis, (c) full vesting of all outstanding performance-based long-term incentive awards with any applicable performance goals (including any applicable Relative TSR modiﬁer) deemed satisﬁed at maximum performance levels, (d) full vesting of all outstanding RSUs, and (e) payment of the SBP award based on actual performance as if the NEO were employed on the last day of the performance period. The amounts in this column do not reﬂect any reductions for federal excise tax levied on certain excess termination payments under Section 4999 of the Code. 84 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement POST-TERMINATION AND CHANGE IN CONTROL TABLE Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 40 CHKSUM Content: 50250 Layout: 43386 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

PAY RATIO Pursuant to Item 402(u) of Regulation S-K and Section 953(b) of the Dodd-Frank Act (together with any SEC guidance issued thereunder, the “pay ratio rules”), presented below is the ratio of annual total compensation of our CEO to the annual total compensation to our median employee (excluding our CEO). Median Employee Our median employee is a First Officer pilot ﬂying one of our Boeing 767 freighter aircraft. Company crew member (pilot) salaries are determined under a collective bargaining agreement. Seniority, performance, job skills and rank are some of the factors that go into determining crew member compensation. Pay Ratio The 2021 annual total compensation as determined in accordance with the applicable pay ratio rules for our CEO was $2,532,232. The 2021 annual total compensation as determined under the pay ratio rules for our median employee was $135,543. The ratio of our CEO’s annual total compensation to our median employee’s total compensation (“CEO Pay Ratio”) for ﬁscal year 2021 is 18 to 1. For 2021, our CEO’s annual total comparison as reﬂected in the Summary Compensation Table was signiﬁcantly reduced by the CARES Act executive compensation restrictions, and the median employee compensation was $22,169 more in 2021 than in 2020. As a result, the 2020 CEO Pay Ratio was 54 to 1, as compared to 18 to 1 in 2021. Measurement Process The ratio is calculated in a manner consistent with the pay ratio rules. In identifying our median employee, we calculated the annual total compensation of each of our employees and our consolidated subsidiaries for the 12-month period that ended on December 31, 2021. Total compensation for these purposes included base wages or salary, any applicable bonuses or proﬁt sharing plan payouts and any other taxable elements of compensation and was calculated using IRS Form W-2 data supplemented with internal payroll and HR records. We did not apply any cost-of-living adjustments as part of the calculation. We selected the median employee based on approximately 4,056 full-time, part-time and temporary workers who were employed as of December 31, 2021, which number excludes all employees located outside of the United States (168 individuals; 48 in Hong Kong, 9 in the United Kingdom, 10 in the United Arab Emirates, 17 in Germany, 16 in South Korea, 1 in Luxembourg, 14 in Japan, 6 in Australia, 6 in the Netherlands, 6 in Chile, 5 in Brazil, 1 in Belgium, 1 in Peru, 17 in People’s Republic of China, 1 in Taiwan, 1 in Canada, 3 in Ireland, and 6 in Singapore). These persons were excluded pursuant to the de minimis exemption provided under the pay ratio rules. For full-time and part-time employees who were hired in 2021, but did not work the full year, we annualized their compensation but did not make any full-time equivalent adjustments. With respect to temporary employees, we used their actual wages earned. We did not include independent contractors in our determination. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reﬂect their compensation practices, the pay ratio reported by other companies — including companies in our peer group — may not be comparable to the pay ratio reported above. Other companies may have different employment and PAY RATIO Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 85 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 41 CHKSUM Content: 52638 Layout: 39548 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5 compensation practices, different geographic breadth, perform different types of work, and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the company used the pay ratio measure in making compensation decisions. The detailed process through which our Compensation Committee determines our executive compensation, including our CEO’s compensation, is detailed in pages 39-41 and our Compensation and Discussion and Analysis section. 86 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement PAY RATIO Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 42 CHKSUM Content: 63785 Layout: 43386 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

PROPOSAL NO.2–RA TIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022 The Audit and Finance Committee has selected PwC as the Company’s independent registered public accounting ﬁrm for the year ending December 31, 2022 and has requested that the Board of Directors submit the selection of that ﬁrm to the shareholders for ratiﬁcation at the Annual Meeting. PwC has served as the Company’s independent registered public accounting ﬁrm since 2007. In accordance with SEC rules and PwC policies, the ﬁrm’s lead engagement partner rotates every ﬁve years. The Audit and Finance Committee and its Chair are directly involved in the selection of the new partner when there is a rotation. Representatives from PwC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. For additional information concerning the various factors considered by the Audit and Finance Committee in reappointing PwC as the Company’s independent registered public accounting ﬁrm for 2022, see “Audit and Finance Committee — Evaluation of Independent Registered Public Accounting Firm” above. Shareholder ratiﬁcation of the selection of PwC as the Company’s independent registered public accounting ﬁrm is not required by the Company’s By-Laws or otherwise. However, we are submitting the selection of PwC to the shareholders for ratiﬁcation as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit and Finance Committee will reconsider whether or not to retain PwC. Even if the selection is ratiﬁed, the Audit and Finance Committee in its discretion may direct the appointment of a different independent registered public accounting ﬁrm at any time during the year if it is determined that such a change would be in the best interests of the Company and its shareholders. Services provided to us by PwC for each of the last two ﬁscal years are described below (dollars in thousands): 2021 2020 Audit Fees $2,516 $2,496 Audit-Related Fees 8 7 Tax Fees Tax Compliance Fees 218 205 Tax Advice andf Planning Fees 1,528 1,038 Total $4,270 $3,746 • Audit Fees represent professional services, including out-of-pocket expenses, rendered for the integrated audit of our consolidated ﬁnancial statements, for reviews of our ﬁnancial statements included in our Quarterly Reports on Form 10-Q, for services provided in connection with statutory and regulatory ﬁlings and for consents in connection with registration statements. PROPOSAL NO. 2 Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 87 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 43 CHKSUM Content: 37064 Layout: 21290 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

• Audit-Related Fees consist of services related to a subscription for accounting research software in 2021 and 2020. • Tax Fees consist of tax services, including tax compliance, tax advice, and tax planning. The Audit and Finance Committee preapproves audit and permissible nonaudit services provided by the independent registered public accounting ﬁrm in accordance with the Committee’s preapproval policy. These services may include audit services, audit-related services, tax services, and other services. Necessary approvals required between Audit and Finance Committee meetings must be preapproved by the Audit and Finance Committee Chair, or such other Audit and Finance Committee member who has been delegated this authority by the Audit and Finance Committee Chair. For any such approvals between meetings, a description is provided to the Audit and Finance Committee for discussion at its next regularly scheduled meeting. The Audit and Finance Committee has concluded that the provision of the nonaudit services described above are compatible with maintaining the independence of PwC. The Audit and Finance Committee has met with management and PwC to review and approve the overall plan and scope of the audit for the current year. THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022. 88 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement PROPOSAL NO. 2 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 44 CHKSUM Content: 12131 Layout: 43386 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

PROPOSAL NO.3–AD VISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are seeking shareholder input on our NEO compensation as disclosed in this Proxy Statement, and particularly in the Compensation Discussion and Analysis. The Board and the Compensation Committee assess and structure our executive compensation practices to align with our pay-for-performance philosophy and with a focus on industries where we operate and the marketplace where we compete for executive talent. We seek to compensate each NEO consistently with the principle of pay-for-performance while providing an overall compensation structure that serves to attract and retain the best talent and without encouraging excessive risk-taking. Our principal compensation policies, which enable us and are designed to attract and retain strong and experienced senior executives and drive long-term company performance, include: • Establishing meaningful objective performance metrics under our short-term incentive plan each year at challenging levels; • Granting performance-based, long-term incentive awards that will be earned only upon the achievement of key long-term strategic goals; • Setting compensation and incentive levels that reﬂect competitive market practices, reﬂect the global nature of our business and reward senior executives for signiﬁcant achievements; • Requiring material stock holdings to align the interests of senior executives with those of our shareholders and prohibiting these persons from hedging, maintaining margin accounts and otherwise engaging in speculative trading activities; • Prohibiting the grant of excessive perquisites, such as the personal use of airplanes, Company- provided auto, auto allowances, and/or club dues. The Board has adopted a policy of providing for annual say-on-pay votes. The next say-on-pay vote will occur at our 2023 annual meeting. As described in our Letter to the Shareholders, Proxy Summary and Compensation Discussion and Analysis, our 2021 executive compensation program features various shareholder-favored aspects obtained during especially robust outreach cycles, including: • Our 2021 long-term incentive awards are 100% performance-based • A relative total shareholder return (TSR) element utilized in certain of our performance-based long-term incentive awards (including no upward modiﬁcation in the event the absolute total shareholder return is negative) • Strict “double-trigger” requirements for vesting and payout of long-term incentives for all NEOs • CEO stock ownership guidelines at a stringent 6x base salary requirement • Affirmation of no employee hedging or pledging of shares PROPOSAL NO. 3 Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 89 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 45 CHKSUM Content: 34658 Layout: 40071 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

We are asking our shareholders to support our NEO compensation program as described in this Proxy Statement. This is an advisory vote and is not intended to address any speciﬁc item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices described in this Proxy Statement. However, the Board and the Compensation Committee will review and consider the voting results when evaluating our executive compensation program. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL. 90 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement PROPOSAL NO. 3 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 46 CHKSUM Content: 27797 Layout: 43386 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

STOCK OWNERSHIP The following table sets forth, as of April 5, 2022, information regarding beneﬁcial ownership of our Common Stock by: • Each shareholder who is known to us to be the beneﬁcial owner of 5% or greater of our Common Stock, based on currently available Schedules 13G and 13D ﬁled with the SEC, as may be updated by a Statement of Change of Beneﬁcial Ownership of Securities on Form 4 subsequently ﬁled with the SEC; • Each Director; • Each of our NEOs; and • All of our Executive Officers and members of our Board as a group. Unless otherwise indicated, each shareholder has sole voting and dispositive power with respect to the shares of Common Stock beneﬁcially owned by that shareholder. The number of shares of Common Stock beneﬁcially owned is determined under rules issued by the SEC. Under these rules, beneﬁcial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneﬁcial ownership within 60 days of April 5, 2022, through the exercise of any stock option or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneﬁcial owner. The number of shares of our Common Stock issued and outstanding as of April 5, 2022 was 28,363,617. Except as otherwise indicated in the table below, addresses of named beneﬁcial owners are c/o Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577. Beneﬁcial Ownership Table Percentage of Number of shares Outstanding Shares Name and Address of Beneﬁcial Owner Beneﬁcially Owned Beneﬁcially Owned 5% Shareholders: BlackRock, Inc.(a) 4,379,868 15.4% 55 East 52nd Street New York, NY 10055 The Vanguard Group(b) 3,037,323 10.7% 100 Vanguard Boulevard Malvern, PA 19355 Sixth Street Partners Management 2,007,000 7.1% Company, L.P .(c) c/o Sixth Street Partners, LLC 2100 McKinney Avenue, Suite 1500 Dallas, TX 72501 Dimensional Fund Advisors LP(d) 1,955,936 6.9% Building One 6300 Bee Cave Road Austin, TX 78746 STOCK OWNERSHIP Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 91 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 47 CHKSUM Content: 62265 Layout: 39548 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

Percentage of Number of shares Outstanding Shares Name and Address of Beneﬁcial Owner Beneﬁcially Owned Beneﬁcially Owned Directors: Timothy J. Bernlohr(f) 19,354 * Charles F. Bolden, Jr.(e) 14,043 * Beverly K. Goulet(e) 1,502 * Bobby J. Griffin(e) 13,352 * Carol B. Hallett(f) 42,255 * Duncan J. McNabb(e) 19,540 * Sheila A. Stamps(e) 6,394 * John K. Wulff(f) 7,852 * Carol J. Zierhoffer(f) 1,502 * Nominees: Walter G. Borst — * Raymond L. Conner — * George A. Willis — * Director and NEO: John W. Dietrich 104,452 * Other NEO: James A. Forbes 9,658 * Michael T. Steen 98,092 * Adam R. Kokas 33,356 * Spencer Schwartz 39,153 * All Directors and executive officers as a group (17 persons, including the persons listed above) 410,505 1.4% * Represents less than 1% of the outstanding shares of Common Stock. (a) This information is based on a Schedule 13G/A ﬁled with the SEC on January 28, 2022. As set forth in this ﬁling, BlackRock, Inc. has sole voting power over 4,320,500 shares and sole dispositive power with regard to 4,379,868 shares. We have not made any independent determination as to the beneﬁcial ownership of this shareholder and are not restricted in any determination we may make by reason of inclusion of such shareholder or their shares in this table. (b) This information is based on Schedule 13G/A ﬁled with the SEC on February 9, 2022. As set forth in this ﬁling, The Vanguard Group has sole dispositive power with regard to 3,001,141 shares, shared voting power over 25,224 shares and shared dispositive power over 36,182 shares. We have not made any independent determination as to the beneﬁcial ownership of this shareholder and are not restricted in any determination we may make by reason of inclusion of such shareholder or their shares in this table. (c) This information is based on Schedule 13G ﬁled with the SEC on February 14, 2022 by Sixth Street Partners Management Company, L.P., a Delaware Limited Partnership (“Sixth Street”), and Alex Waxman (collectively with Sixth Street, the “Reporting Persons”). Each of the Reporting Persons disclaims all such beneﬁcial ownership except to the extent of its pecuniary interest in any such shares of Common Stock, if applicable. We have not made any independent determination as to the beneﬁcial ownership of this shareholder and are not restricted in any determination we may make by reason of inclusion of such shareholder or their shares in this table. (d) This information is based on Schedule 13G/A ﬁled with the SEC on February 8, 2022. As set forth in this ﬁling, Dimensional Fund Advisors LP has sole voting power over 1,914,442 shares and sole dispositive power with regard to 1,955,936 shares. We have not made any independent determination as to the beneﬁcial ownership of this shareholder and are not restricted in any determination we make by reason of inclusion of such shareholder or their shares in this table. 92 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement STOCK OWNERSHIP Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 48 CHKSUM Content: 17077 Layout: 43386 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

(e) Includes shares credited under the Company’s Non-Employee Director Restricted Stock Unit Deferral Program and that are payable on termination of Board service or on the occurrence of certain other speciﬁed events: 10,873 for Mr. Bolden; 1,502 for Ms. Goulet; 10,873 for Mr. Griffin; 10,873 for Mr. McNabb; and 3,122 for Ms. Stamps. (f) Includes shares issuable on vesting of restricted stock units in May 2022: 8,612 for Mr. Bernlohr; 1,502 for Ms. Hallett; 5,949 for Mr. Wulff; and 1,502 for Ms. Zierhoffer. Delinquent Section 16(a) Reports Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires certain of our executive officers, as well as our Directors and persons who own more than 10% of a registered class of AAWW’s equity securities, to ﬁle reports of ownership and changes in ownership with the SEC. Based solely on our review of the reporting forms received by us or written representations from reporting persons, we believe that during the last ﬁscal year all executive officers and Directors complied with their ﬁling requirements under Section 16(a) for all reportable transactions during the year, except that one Form 4 for John K. Wulff, who is one of our independent directors, reporting the sale of common stock pursuant to a Rule 10b5-1 trading plan on February 16, 2021, was ﬁled two days late. Certain Relationships and Related Person Transactions Our Code of Conduct Applicable to our CEO, Senior Financial Officers and Members of the Board of Directors (the “Code of Ethics”), which is available on our website at www.atlasairworldwide.com under the “About Us — Structure and Governance” section, provides that such officers and Directors should follow the guidelines outlined in our Employee Handbook and Code of Conduct and communicate any potential or actual conﬂicts of interest (however immaterial) to the Chairman of the Board, the Chair of the Audit and Finance Committee of the Board of Directors, and the General Counsel so that an objective, third-party review can be made of the matter. Pursuant to our Audit and Finance Committee Charter, which is also available on our website at www.atlasairworldwide.com, the Audit and Finance Committee reviews reports and disclosures of insider and affiliated party transactions and/or conﬂicts of interest or potential conﬂicts of interest involving corporate officers and members of the Board of Directors. The Audit and Finance Committee, when appropriate, will also review and approve any involvement of corporate officers and members of the Board of Directors in matters that might constitute a conﬂict of interest or that may otherwise be required to be disclosed as a related person transaction under SEC regulations. Our Nominating and Governance Committee separately determines Director Independence as summarized in “Director Independence” above. Related Party Transactions since January 1, 2021 As previously disclosed, in connection with his retirement as our Chief Executive Officer on December 31, 2019, William J. Flynn, who served as a member of our Board until May 25, 2021, remained eligible to receive payments under certain performance-based cash long-term incentive awards, which were granted to him while he served as our Chief Executive Officer, based on actual Company performance under such plans. In the ﬁrst quarter of 2022, Mr. Flynn received a payment equal to $2,521,920 in respect of his performance-based cash long-term incentive award for the 2019-2021 performance cycle, with such amount calculated based on the Company’s actual performance with respect to the EBITDA growth and ROIC performance metrics, as adjusted by the TSR modiﬁer, as further discussed on page 62 of this Proxy Statement. There have been no other related person transactions. STOCK OWNERSHIP Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 93 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 49 CHKSUM Content: 43361 Layout: 39548 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE 2023 ANNUAL MEETING Shareholder Proposals to Be Included in Our 2023 Proxy Statement We currently expect to hold our 2023 annual meeting of shareholders on or about May 24, 2023. Under the rules of the SEC, if a shareholder wants us to include a proposal in the Proxy Statement and form of proxy for presentation at our 2023 annual meeting, the proposal must be received by our Secretary no later than December 16, 2022. All shareholder proposals must be made in writing and addressed to the Office of the Secretary, Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577. Proxy Access Notice Procedures Notices of proxy access Director Nominees for the 2023 annual meeting of shareholders must include the information required by the By-Laws and be delivered to our Secretary at our principal executive offices at 2000 Westchester Avenue, Purchase, NY 10577 not earlier than November 16, 2022 and not later than December 16, 2022. A copy of the By-Laws will be sent to any shareholder upon written request to the Secretary. Advance-Notice Procedures In addition, under our By-Laws, and as permitted by the rules of the SEC, no shareholder nominations of persons for election to the Board of Directors (other than a Director Nominee nominated for inclusion in our proxy materials pursuant to our proxy access By-Law) and no other business may be brought before the 2023 annual meeting of shareholders except as speciﬁed in the notice of the meeting or otherwise brought before such annual meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered notice to us (containing certain information speciﬁed in our By-Laws) not earlier than January 31, 2023 and not later than March 2, 2023. A copy of the By-Laws will be sent to any shareholder upon written request to the Secretary of AAWW. These requirements are separate and apart from, and in addition to, the SEC’s requirements that a shareholder must meet in order to have his or her proposal included in our Proxy Statement as discussed above. 94 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS TO BE PRESENTED Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 50 CHKSUM Content: 65285 Layout: 33066 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

ADDITIONAL INFORMATION Shares Registered in the Name of a Bank, Broker or Nominee Brokerage ﬁrms and banks holding shares in street name for customers are required to vote such shares in the manner directed by their customers. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneﬁcial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the shareholder of record. As the beneﬁcial owner, you have the right to direct your broker, bank or other nominee how to vote and are also invited to attend the meeting. Your broker, bank or nominee has enclosed herewith or separately provided a voting instruction form for you to use in directing the broker, bank or nominee how to vote your shares. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote these shares. You should note that if you hold your shares through a brokerage ﬁrm, a bank or other nominee, the broker, bank or other nominee that holds the stock will not be able to vote your shares on any proposal other than ratifying the selection of PricewaterhouseCoopers LLP , unless you have provided speciﬁc voting instructions. See “Broker Non- Votes” and “Quorum, Vote Required” herein for additional information. If you hold your shares directly in your own name, they will not be voted if you do not vote them at the Annual Meeting or provide a proxy. Broker Non-Votes A broker “non-vote” occurs when a nominee holding shares for a beneﬁcial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneﬁcial owner, but does have discretionary voting power over other “routine” items and submits votes for those matters. As discussed above, if you hold your shares through a broker, bank or other nominee and do not provide speciﬁc instructions to your broker, bank or other nominee, your shares may not be voted with respect to the following nonroutine proposals: • Proposal No. 1 (election of the Company’s Directors); and • Proposal No. 3 (the Say-on-Pay vote). We do not expect to have any broker non-votes with respect to Proposal No. 2, which is routine and which provides for the ratiﬁcation of the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting ﬁrm for the Company for the year ending December 31, 2022. Revocability of Proxies If you hold your shares registered in your name, you may revoke your proxy at any time before its use by delivering to the Secretary of AAWW a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting online and voting during the meeting. Attending the virtual Annual Meeting in and of itself will not constitute a revocation of a proxy. If your shares are held in street name and you wish to submit new voting instructions, you must contact your broker, bank or other nominee and follow the requirements set by your broker, bank or nominee. You ADDITIONAL INFORMATION Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 95 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 51 CHKSUM Content: 27467 Layout: 27242 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5 may also vote virtually during the Annual Meeting, which will have the same effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares as described in the “Voting at the Annual Meeting” section above. Proxy Solicitation This proxy solicitation is being made by our Board, and the cost of soliciting proxies will be borne by us. We expect to reimburse brokerage ﬁrms, banks, custodians and other persons representing beneﬁcial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneﬁcial owners. Proxies may be solicited by certain of our Directors, officers and other employees, without additional compensation, in person or by telephone, e-mail or facsimile. We have retained Morrow Sodali LLC, 470 West Avenue, Stamford, Connecticut 06902, to assist us in the solicitation of proxies and will pay Morrow Sodali a fee of approximately $14,000, plus out-of-pocket expenses, all related to the solicitation. Proxy Tabulation Proxies and ballots will be received and tabulated by an independent entity that is not affiliated with us. The inspectors of election will also be independent of us. Comments on written proxy cards will be provided to the Secretary of AAWW without disclosing the vote unless the vote is necessary to understand the comment. Separate Voting Materials Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of proxy statements and annual reports to a household at which two or more shareholders reside if a company reasonably believes the shareholders are members of the same family. This procedure reduces the volume of duplicate information shareholders receive and also reduces printing and mailing costs. If you participate in “householding” and wish to continue receiving individual copies of our Proxy Statement and annual report, please write or call us at the following address or phone number: Office of the Secretary, Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577, (914) 701-8000. We will promptly deliver an additional copy of the proxy and/or the annual report to any shareholder who so requests. Alternatively, shareholders who share the same address and last name may request to participate in “householding” by contacting the Company as indicated above. List of Shareholders At the virtual Annual Meeting and for 10 days prior to the meeting, the names of shareholders entitled to vote at the Annual Meeting will be available for inspection for any purpose germane to the meeting, between the hours of 9 a.m. and 5 p.m., at our principal executive offices located at 2000 Westchester Avenue, Purchase, New York 10577, by contacting the Secretary of AAWW. Additional Copies of Annual Report A copy of our 2021 Annual Report accompanies this Proxy Statement. If any person who was a beneﬁcial owner of Common Stock on the Record Date desires additional copies, such copies may be obtained 96 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement ADDITIONAL INFORMATION Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 52 CHKSUM Content: 17760 Layout: 43386 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5 without charge upon request in writing addressed to the Office of the Secretary, Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577. Each such copy of our 2021 Annual Report so furnished does not include any exhibits thereto, but is accompanied by a list brieﬂy describing all such exhibits. We will furnish any such exhibit upon written request and upon payment of a reasonable speciﬁed fee. The Form 10-K is also available on our website at www.atlasairworldwide.com. Limited Voting by Foreign Owners To comply with restrictions imposed by federal aviation law on foreign ownership of U.S. airlines, our Certiﬁcate of Incorporation and By-Laws restrict foreign ownership of shares of our Common Stock. The restrictions imposed by federal aviation law (49 U.S.C. §41102) currently include a requirement that no more than 25% of our voting stock be owned or controlled, directly or indirectly, by persons who are not “Citizens of the United States.” There is a separate requirement that we be under the actual control of Citizens of the United States. Pursuant to our By-Laws, there is a separate stock record, designated the “Foreign Stock Record” for the registration of Voting Stock that is Beneﬁcially Owned by aliens. “Voting Stock” means all outstanding shares of our capital stock that we may issue from time to time which, by their terms, may vote. “Beneﬁcially Owned” refers to owners of our securities who, directly or indirectly, have or share voting power and/or investment power. At no time will ownership of our shares of Common Stock representing more than the Maximum Percentage be registered in the Foreign Stock Record. “Maximum Percentage” refers to the maximum percentage of voting power of Voting Stock which may be voted by, or at the direction of, aliens without violating applicable statutory, regulatory or interpretative restrictions or adversely affecting our, Atlas’s or Polar’s operating certiﬁcates or authorities. If we ﬁnd that the combined voting power of Voting Stock then registered in the Foreign Stock Record exceeds the Maximum Percentage, the registration of such shares will be removed from the Foreign Stock Record sufficient to reduce the combined voting power of the shares so registered to an amount not in excess of the Maximum Percentage. The enclosed proxy card contains a certiﬁcation that by signing the proxy card the shareholder certiﬁes that such shareholder is a “Citizen of the United States” as deﬁned by 49 U.S.C. §40102(a)(15) or that the shares represented by the proxy card have been registered on our Foreign Stock Record. We will promptly deliver a copy of our By-laws to any shareholder who writes or calls us at the following address or phone number: Office of the Secretary, Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577, (914) 701-8000. Extent of Incorporation by Reference of Certain Materials The Audit and Finance Committee Report and the Compensation Committee Report on Executive Compensation included in this Proxy Statement do not constitute soliciting materials and should not be deemed ﬁled or incorporated by reference into any other ﬁling made by us under or subject to Regulation 14A or 14C (other than Item 7 to Regulation 14A), or to the liabilities of Section 18 of the Exchange Act, except to the extent we speciﬁcally incorporate such reports by reference therein. ADDITIONAL INFORMATION Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement | 97 Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 53 CHKSUM Content: 12550 Layout: 39548 Graphics: 0 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: none V1.5

OTHER MATTERS As of the date of this Proxy Statement, we know of no business that will be presented for consideration at the Annual Meeting other than the election of Directors, the ratiﬁcation of the selection of our independent registered public accounting ﬁrm, and the advisory vote on Say-on-Pay, all as described above. If any other matter is properly brought before the Annual Meeting for action by the shareholders, all proxies (in the enclosed form) returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY AND THAT YOUR SHARES BE REPRESENTED. SHAREHOLDERS ARE URGED TO FILL IN, SIGN AND PROMPTLY RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE. By Order of the Board of Directors, John W. Dietrich President and Chief Executive Officer 98 | Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement OTHER MATTERS Toppan Merrill - Atlas Air Worldwide Holdings_ Inc. DEF 14A ED [AUX] | 105037 | 15-Apr-22 05:30 | 22-3499-1.ea | Sequence: 54 CHKSUM Content: 3747 Layout: 64667 Graphics: 5967 CLEAN JOB: 22-3499-1 CYCLE#;BL#: 5; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Atlas Blue (CMYK), ~note-color 2, Black, PANTONE 116 U (CMYK) GRAPHICS: john_dietrich_k_sig.eps V1.5

01 - Charles F. Bolden, Jr. 04 - John W. Dietrich 07 - Duncan J. McNabb 02 - Walter G. Borst 05 - Beverly K. Goulet 08 - Sheila A. Stamps 03 - Raymond L. Conner 06 - Bobby J. Griffin 09 - George A. Willis For Against Abstain For Against Abstain For Against Abstain 1UPX 10 - Carol J. Zierhoffer Atlas Air Worldwide Holdings, Inc. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03MEFB + + Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3. A 1. Election of Directors: Please sign exactly as name appears on this Proxy. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title. If signing in the name of a Corporation or partnership, please sign full corporate or partnership name and indicate title of authorized signatory. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card 2. Ratification of the selection of Pricewaterhouse Coopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 3. Advisory vote to approve the compensation of the Company’s Named Executive Officers For Against Abstain For Against Abstain

Proxy for the Annual Meeting of Shareholders — May 31, 2022 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Adam R. Kokas, Spencer Schwartz, and Shannon Collins, and each of them, with full power of substitution in each, as proxies and authorizes them to vote all shares of common stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Atlas Air Worldwide Holdings, Inc., to be held on Tuesday, May 31, 2022 at 2:00 p.m., Eastern Daylight Time, and at any adjournment or postponement of the meeting, as indicated below. Please date, sign and return this proxy promptly. This Proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted FOR the election as directors of all of the nominees listed on the reverse side, FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and FOR the advisory vote to approve the compensation of the Company’s Named Executive Officers. The undersigned authorizes the Proxies to vote, in their discretion, upon any other matters as may properly come before the Annual Meeting. The Board of Directors recommends a vote FOR the election as directors of the persons named in Proposal No. 1, FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 as set forth in Proposal No. 2, and FOR the advisory vote to approve the compensation of the Company’s Named Executive Officers as set forth in Proposal No. 3. IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE Certification: Pursuant to federal law and Atlas Air Worldwide Holdings, Inc.‘s certificate of incorporation and By-laws, voting stock is subject to certain foreign ownership restrictions. By signing on the reverse side, you represent that (1) you are a United States citizen as that term is defined by federal aviation law, or (2) the shares of stock represented by this Proxy have been registered on the foreign stock record of the Company, as provided in the By-laws. Proxy — Atlas Air Worldwide Holdings, Inc. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Non-Voting Items C + + Change of Address — Please print new address below. Comments — Please print your comments below. The 2022 Annual Meeting of Shareholders of Atlas Air Worldwide Holdings, Inc. will be held on Tuesday, May 31, 2022 at 2:00 p.m., Eastern Daylight Time, virtually via the internet at www.meetnow.global/MDHXGHK. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.